SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin California Tax-Free Income Fund's annual report for the period ended March 31, 1999.

During the 12 months under review, the municipal bond market was comparatively stable in what could otherwise be characterized as a challenging year for global and domestic markets. The economic stress felt in Asia, Latin America and Eastern Europe caused many investors to seek safety in U.S. Treasury bonds, driving yields on the 30-year Treasury bond to an all-time low of 4.70% on October 5, 1998. These regions had a direct impact on the U.S. economy as foreign countries purchased fewer American goods, leading to an overall reduction in U.S. export levels. In light of reduced export levels, it was expected that the U.S. economy would see some slowing in the fourth quarter of 1998. However, 1998 fourth quarter growth actually exceeded expectations, and the U.S. gross domestic product (GDP) grew at an annualized rate of 6%. The American consumer boosted the domestic economy at much higher-than-anticipated levels, which resulted in the Federal Reserve Board's (the Fed's) moving to a neutral position with respect to short-term interest rates, rather than its previous bias toward lowering rates that began in 1998. The change in the Fed's position in large part caused 30-year Treasury yields to rise, reaching a peak of 5.69% on March 4, 1999.

CONTENTS

Shareholder Letter ..............  1

Special Feature:
  A Word About Municipal
  Bond Insurance ................  5

Manager's Discussion ............  7

Performance Summary ............. 12

Financial Highlights &
Statement of Investments ........ 15

Financial Statements ............ 59

Notes to
Financial Statements ............ 62

Independent
Auditors' Report ................ 65

Tax Information ................. 66

       [FUND CATEGORY GRAPH]
Page

The municipal bond market remained steady throughout the Treasury market volatility as a period of increased municipal bond supply more than met demand. As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them higher confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at times, the municipal bond market had difficulty absorbing the large supply of bonds. This environment led to superior municipal bond yields, as municipal bond prices lagged those of similar Treasury bonds. To put it in perspective, in October 1998 an investor could purchase a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond, versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 and 1986.

As Treasury yields rose in the first quarter of 1998, the yield on the Bond Buyer 40 index increased to 5.27%, and the municipal-to-Treasury yield ratio declined to 92%.* Municipals generally trade at yields below Treasuries due to their tax-exempt status, and the ratio of municipal to Treasury yields historically has been in the range of 87% to 89%. The above-average ratio of municipals to Treasuries has allowed municipal investors to earn attractive distribution rates relative to other fixed-income opportunities.


* The unmanaged Bond Buyer Municipal 40 Index is composed of the Yield to Maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.


2
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The prevalence of bond insurance was another trend that affected the municipal bond market. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at approximately 59.8% for California issuers in 1998.** As so many new bonds have come to market insured, there have been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. Over the past few years, in contrast, we focused for the most part on purchasing AAA-insured securities because we felt we weren't getting the appropriate reward of higher interest rates, to take on the additional credit risk of many lower-quality bonds. As a result, Franklin California Tax-Free Income Fund held a record-high percentage of net assets invested in AAA bonds at the fund's fiscal year-end.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, taxable equivalent is the amount a taxable investment would have to earn to match the income from a tax-free investment such as a municipal bond. You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary of this report.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first quarter of the year was down about 19.3%, compared with the same period last calendar year.*** Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as an opportunity to diversify risk in their portfolio. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address


**   Source: California Debt and Investment Advisory Commission, 2/16/99.
***  Source: The Bond Buyer, 4/1/99.


                                                                               3
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concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.



                                   Sincerely,


                                   /s/ Charles B. Johnson
                                   ------------------------------------------
                                   Charles B. Johnson
                                   Chairman
                                   Franklin California Tax-Free Income Fund


                                   /s/ Thomas J. Kenny
                                   ------------------------------------------
                                   Thomas J. Kenny
                                   Director
                                   Franklin Municipal Bond Department


4
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A WORD ABOUT
MUNICIPAL BOND INSURANCE

[SPECIAL FEATURE GRAPHIC]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

                                                                               5
Page

This chart shows in pie format the market share of municipal bond insurers as of 12/31/98.

MBIA                                35.4%
FSA                                 22.0%
FGIC                                21.5%
AMBAC                               19.6%
Other                                1.5%

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.


This bar chart shows the Insured Municipal Bond Issues as a % of Municipal Bond Market.

1993  -  37.0%
1994  -  37.0%
1995  -  43.0%
1996  -  46.0%
1997  -  49.0%
1998  -  50.8%

Source: The Bond Buyer, 1999.


                         *Source: The Bond Buyer, 1999.


6
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MANAGER'S DISCUSSION


Your Fund's Goal: Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes through a portfolio consisting primarily of California municipal bonds.(1)

This chart shows in pie format the quality breakdown based on total long-term investments as of 3/31/99.

AAA                                 59.7%
AA                                  12.4%
A                                   12.0%
BBB                                 15.1%
Below investment grade               0.8%

* Quality breakdown may include internal ratings for bonds not rated by a national agency.


CALIFORNIA ECONOMIC UPDATE

California's economy prospered during the year under review. According to the state's annual job report, California added 454,000 nonfarm jobs, more than any time in the past 15 years.(2) These new jobs reflected a decade-long shift in the state's key industries, with computers, software and entertainment overtaking traditional manufacturing sectors such as cars, airplanes and steel in importance. California home sales, another economic health indicator, reached their highest level since 1989.(3) Many renters were able to benefit from low mortgage rates and secure employment to become first-time buyers.

Despite California's economic ties to Asia, several factors insulated the state's economy from problems affecting that region during the year under review. First, export losses to Asia were offset by gains to higher growth regions or nations, such as Europe, Canada, Mexico and South America. Second, only two of the


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
(2.) Source: The Associated Press, State & Local Wire, 3/1/99.
(3.) Source: Business Wire, 2/9/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 18 of this report.


                                                                               7
Page

state's major industries, aerospace and technology, depended on Asia for a large percentage of their earnings. Third, many of the state's premier industries, such as media, transportation and financial services, cater to a national or regional market. However, continued Asian troubles may bring about further California export declines with corresponding production cutbacks and layoffs in the future. Their impact has been limited so far because of the time it takes for export declines to affect jobs and spending.

Overall, California boasts a rosy fiscal outlook. Taxes generated by the growing economy should pump an extra $1.3 billion into the state's accounts in the upcoming months, according to a legislative analyst who attributed the unanticipated windfall chiefly to capital gains taxes on profits made by stock market investors.(4)

PORTFOLIO NOTES

As in the previous reporting period, many California municipalities took advantage of declining interest rates to issue new securities and to refinance outstanding debt. Widespread, relatively inexpensive bond insurance led to many new issues being insured. As for refinancing, over one billion dollars worth of the fund's bonds, many of them prerefunded, were called during the reporting period. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call


(4). Source: United Press International, 2/16/99.


8
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price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. During the reporting period, we attempted to reduce the number of prerefunded bonds to about 10% of the fund's portfolio. However, due to the high number of refundings, the fund's prerefunded bond holdings increased slightly to about 16% of the portfolio on March 31, 1999, compared with 14.1% on March 31, 1998. At the same time, the average call protection for fund issues increased to a weighted average life to first call of
5.8 years at the end of the reporting period, versus 5.4 years on March 31, 1998. The fund profited by selling many of its prerefunded securities for more than it paid. Therefore, it made long-term capital gain distributions totaling
2.38 cents per share in June and December 1998, and may make another capital gain distribution in June 1999.


This chart shows the portfolio breakdown by sector as a percent of total long-term investments as of 3/31/99.

Utilities                                   18.6%
Prerefunded                                 16.0%
Transportation                              11.7%
Certificates of Participation               11.1%
Hospitals                                   11.0%
Tax-Allocation                               7.5%
Housing                                      5.6%
General Obligation                           5.5%
Education                                    2.6%
Sales Tax Revenue                            2.1%
Other Revenue                                1.9%
Health Care                                  1.6%
Mello-Roos                                   1.6%
Marks-Roos                                   1.5%
Special Assessment                           1.0%
Industrial                                   0.7%

Please keep in mind that the fund can distribute only what it earns. 1998 was an anomaly with about 10% of Franklin California Tax-Free Income Fund's portfolio being called. We invested new money and proceeds from bond sales and called bonds in current coupon bonds at a slight discount. While the called bonds had an average coupon of more than 7%, most new purchases were insured bonds whose coupons, ranging from 4 3/4% to 5 1/4%, reflected the recent lower interest-rate and inflation environment. This put pressure on the fund's overall income earnings, causing its dividend distributions to decrease slightly during the year under review. It is important to note that the portfolio maintained its high quality, with approximately 49% insured bonds and 60% AAA-quality bonds, as of March 31, 1999. We emphasize that we have not changed our philosophy of investing for income and share value stability. We believe that the fund should rank favorably when compared with other fixed-income investment alternatives.

During the fund's next fiscal year, we expect approximately $400 million worth of bonds, or two percent of the fund's portfolio, to be called. This should leave about 13% of the portfolio prerefunded,


                                                                               9
Page
which we will try to reduce to our goal of 10%. We expect California's need for infrastructure to assure sufficient bond supply to fill our needs. In this environment, the fund should perform well.

As always, we encourage investors to maintain a long-term investment perspective. If you had invested $10,000 in the fund's Class A shares on March 31, 1989, as of March 31, 1999, you would have received monthly tax-free income dividend checks totaling more than $6,400. If you had reinvested all your distributions, including capital gains, your account would have been worth $20,108.(5) In both cases, the fund has provided shareholders attractive returns. Of course, this was a period of generally declining interest rates and rising bond prices, and past performance cannot guarantee future results.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


5. Figures include the Class A (formerly Class I) shares' current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.


10
Page

This table shows the dividend distributions of the Franklin California Tax-Free Income Fund - Class A, Class B and Class C from 4/1/98 to 3/31/99.

                                                   Dividend per share
Month                                        Class A     Class B      Class C
-------------------------------------------------------------------------------
April....................................   3.30 cents               2.94 cents
May......................................   3.30 cents               2.94 cents
June.....................................   3.30 cents               2.94 cents
July.....................................   3.30 cents               2.97 cents
August...................................   3.30 cents               2.97 cents
September................................   3.30 cents               2.97 cents
October..................................   3.30 cents               2.96 cents
November.................................   3.30 cents               2.96 cents
December.................................   3.10 cents               2.76 cents
January..................................   3.10 cents  3.10 cents   2.76 cents
February.................................   3.10 cents  2.74 cents   2.76 cents
March....................................   2.95 cents  2.67 cents   2.58 cents
-------------------------------------------------------------------------------
Total....................................  38.65 cents  8.51 cents  34.51 cents

* January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.


                                                                              11
Page

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (4/1/98-3/31/99)


CLASS A                          CHANGE           3/31/99     3/31/98
---------------------------------------------------------------------
Net Asset Value                  +$0.05           $7.40        $7.35

                                 DISTRIBUTIONS
                                 ------------------------------------
Dividend Income                  $0.3865
Long-Term Capital Gain           $0.0238

TOTAL                            $0.4103

CLASS B                          CHANGE           3/31/99     1/1/99
---------------------------------------------------------------------
Net Asset Value                  - $0.02           $7.39       $7.41

                                 DISTRIBUTIONS
                                 ------------------------------------
Dividend Income                  $0.0851

CLASS C                          CHANGE           3/31/99     3/31/98
---------------------------------------------------------------------
Net Asset Value                  +$0.04            $7.39       $7.35

                                 DISTRIBUTIONS
                                 ------------------------------------
Dividend Income                  $0.3451

Long-Term Capital Gain           $0.0238
TOTAL                            $0.3689


Franklin California Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 2.38 cents ($0.0238) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.


12
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PERFORMANCE

                                                                                INCEPTION
CLASS A                                     1-YEAR      5-YEAR     10-YEAR      (2/1/77)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +6.43%      +41.49%    +109.95%     +283.22%
Average Annual Total Return(2)              +1.86%       +6.25%      +7.23%       +6.04%

Distribution Rate(3)              4.58%
Taxable Equivalent
 Distribution Rate(4)             8.36%
30-Day Standardized Yield(5)      4.09%
Taxable Equivalent Yield(4)       7.47%


                                                                                INCEPTION
CLASS B                                                                         (1/1/99)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                       +0.88%
Aggregate Total Return(2)                                                        -3.17%

Distribution Rate(3)              4.34%
Taxable Equivalent
 Distribution Rate(4)             7.92%
30-Day Standardized Yield(5)      3.71%
Taxable Equivalent Yield(4)       6.77%

                                                                                INCEPTION
CLASS C                                               1-YEAR       3-YEAR       (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                            +5.70%       +21.58%       +29.69%
Average Annual Total Return(2)                        +3.71%        +6.39%        +6.59%

Distribution Rate(3)              4.15%
Taxable Equivalent
 Distribution Rate(4)             7.58%
30-Day Standardized Yield(5)      3.66%
Taxable Equivalent Yield(4)       6.68%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3.) Distribution rate is based on an annualization of the respective class's March monthly dividend and the maximum offering price per share on March 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              13
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AVERAGE ANNUAL TOTAL RETURN
3/31/99


CLASS A
-----------------------------------
1-Year                       +1.86%
5-Year                       +6.25%
10-Year                      +7.23%
Since Inception (2/1/77)     +6.04%

AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS C
-----------------------------------
1-Year                       +3.71%
3-Year                       +6.39%
Since Inception (5/1/95)     +6.59%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin California Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/1/89 to 3/31/99.

    Date        Franklin California    Lehman Brothers    CPI
                  Tax-Free Income       Municipal Bond
                    Fund-Class A          Index
  4/1/89              9,577            10,000           10,000
 4/30/89              9,766    2.37%   10,237   0.65%   10,065
 5/31/89              9,955    2.08%   10,450   0.57%   10,122
 6/30/89             10,103    1.36%   10,592   0.24%   10,147
 7/31/89             10,165    1.36%   10,736   0.24%   10,171
 8/31/89             10,125   -0.98%   10,631   0.16%   10,187
 9/30/89             10,071   -0.30%   10,599   0.32%   10,220
10/31/89             10,164    1.22%   10,728   0.48%   10,269
11/30/89             10,286    1.75%   10,916   0.24%   10,294
12/31/89             10,365    0.82%   11,006   0.16%   10,310
 1/31/90             10,310   -0.47%   10,954   1.03%   10,416
 2/28/90             10,465    0.89%   11,051   0.47%   10,465
 3/31/90             10,454    0.03%   11,055   0.55%   10,523
 4/30/90             10,443   -0.72%   10,975   0.16%   10,540
 5/31/90             10,693    2.18%   11,214   0.23%   10,564
 6/30/90             10,758    0.88%   11,313   0.54%   10,621
 7/31/90             10,917    1.48%   11,480   0.38%   10,661
 8/31/90             10,717   -1.45%   11,314   0.92%   10,759
 9/30/90             10,720    0.06%   11,321   0.84%   10,850
10/31/90             10,802    1.81%   11,526   0.60%   10,915
11/30/90             11,012    2.01%   11,757   0.22%   10,939
12/31/90             11,047    0.44%   11,809   0.00%   10,939
 1/31/91             11,195    1.34%   11,967   0.60%   11,004
 2/28/91             11,247    0.87%   12,071   0.15%   11,021
 3/31/91             11,299    0.04%   12,076   0.15%   11,037
 4/30/91             11,434    1.34%   12,238   0.15%   11,054
 5/31/91             11,536    0.89%   12,347   0.30%   11,087
 6/30/91             11,538   -0.10%   12,335   0.29%   11,119
 7/31/91             11,707    1.22%   12,485   0.15%   11,136
 8/31/91             11,792    1.32%   12,650   0.29%   11,168
 9/30/91             11,963    1.30%   12,814   0.44%   11,217
10/31/91             12,032    0.90%   12,930   0.15%   11,234
11/30/91             12,085    0.28%   12,966   0.29%   11,267
12/31/91             12,259    2.15%   13,245   0.07%   11,275
 1/31/92             12,278    0.23%   13,275   0.15%   11,292
 2/29/92             12,280    0.03%   13,279   0.36%   11,332
 3/31/92             12,387    0.04%   13,284   0.51%   11,390
 4/30/92             12,459    0.89%   13,403   0.14%   11,406
 5/31/92             12,655    1.18%   13,561   0.14%   11,422
 6/30/92             12,800    1.68%   13,789   0.36%   11,463
 7/31/92             13,159    3.00%   14,202   0.21%   11,487
 8/31/92             12,981   -0.98%   14,063   0.28%   11,519
 9/30/92             13,015    0.65%   14,155   0.28%   11,552
10/31/92             12,813   -0.98%   14,016   0.35%   11,592
11/30/92             13,195    1.79%   14,267   0.14%   11,608
12/31/92             13,396    1.02%   14,412  -0.07%   11,600
 1/31/93             13,542    1.16%   14,579   0.49%   11,657
 2/28/93             13,875    3.62%   15,107   0.35%   11,698
 3/31/93             13,779   -1.06%   14,947   0.35%   11,739
 4/30/93             13,872    1.01%   15,098   0.28%   11,772
 5/31/93             13,926    0.56%   15,183   0.14%   11,788
 6/30/93             14,157    1.67%   15,436   0.14%   11,805
 7/31/93             14,136    0.13%   15,456   0.00%   11,805
 8/31/93             14,461    2.08%   15,778   0.28%   11,838
 9/30/93             14,594    1.14%   15,957   0.21%   11,863
10/31/93             14,627    0.19%   15,988   0.41%   11,911
11/30/93             14,524   -0.88%   15,847   0.07%   11,920
12/31/93             14,667    2.11%   16,181   0.00%   11,920
 1/31/94             14,819    1.14%   16,366   0.27%   11,952
 2/28/94             14,595   -2.59%   15,942   0.34%   11,992
 3/31/94             14,211   -4.07%   15,293   0.34%   12,033
 4/30/94             14,265    0.85%   15,423   0.14%   12,050
 5/31/94             14,380    0.87%   15,557   0.07%   12,058
 6/30/94             14,333   -0.61%   15,463   0.34%   12,099
 7/31/94             14,531    1.83%   15,745   0.27%   12,132
 8/31/94             14,606    0.35%   15,801   0.40%   12,181
 9/30/94             14,497   -1.47%   15,568   0.27%   12,213
10/31/94             14,326   -1.78%   15,291   0.07%   12,222
11/30/94             14,133   -1.81%   15,014   0.13%   12,238
12/31/94             14,252    2.20%   15,345   0.00%   12,238
 1/31/95             14,603    2.86%   15,784   0.40%   12,287
 2/28/95             14,978    2.91%   16,243   0.40%   12,336
 3/31/95             15,120    1.15%   16,430   0.33%   12,377
 4/30/95             15,156    0.12%   16,449   0.33%   12,418
 5/31/95             15,515    3.19%   16,974   0.20%   12,442
 6/30/95             15,422   -0.87%   16,826   0.20%   12,467
 7/31/95             15,524    0.95%   16,986   0.00%   12,467
 8/31/95             15,670    1.27%   17,202   0.26%   12,500
 9/30/95             15,773    0.63%   17,310   0.20%   12,525
10/31/95             15,987    1.45%   17,561   0.33%   12,566
11/30/95             16,224    1.66%   17,853  -0.07%   12,557
12/31/95             16,396    0.96%   18,024  -0.07%   12,548
 1/31/96             16,478    0.76%   18,161   0.59%   12,622
 2/29/96             16,404   -0.68%   18,038   0.32%   12,663
 3/31/96             16,239   -1.28%   17,807   0.52%   12,729
 4/30/96             16,209   -0.28%   17,757   0.39%   12,778
 5/31/96             16,248   -0.04%   17,750   0.19%   12,803
 6/30/96             16,421    1.09%   17,943   0.06%   12,810
 7/31/96             16,528    0.91%   18,107   0.19%   12,835
 8/31/96             16,565   -0.02%   18,103   0.19%   12,859
 9/30/96             16,791    1.40%   18,357   0.32%   12,900
10/31/96             16,947    1.13%   18,564   0.32%   12,941
11/30/96             17,198    1.83%   18,904   0.19%   12,966
12/31/96             17,165   -0.42%   18,824   0.00%   12,966
 1/31/97             17,179    0.19%   18,860   0.32%   13,008
 2/28/97             17,338    0.92%   19,034   0.31%   13,048
 3/31/97             17,159   -1.33%   18,780   0.25%   13,080
 4/30/97             17,295    0.84%   18,938   0.12%   13,096
 5/31/97             17,530    1.51%   19,224  -0.06%   13,088
 6/30/97             17,667    1.07%   19,430   0.12%   13,104
 7/31/97             18,075    2.77%   19,968   0.12%   13,120
 8/31/97             17,988   -0.94%   19,780   0.19%   13,145
 9/30/97             18,200    1.19%   20,016   0.25%   13,178
10/31/97             18,312    0.64%   20,144   0.25%   13,210
11/30/97             18,451    0.59%   20,263  -0.06%   13,203
12/31/97             18,676    1.46%   20,559  -0.12%   13,187
 1/31/98             18,841    1.03%   20,770   0.19%   13,212
 2/28/98             18,879    0.03%   20,777   0.19%   13,237
 3/31/98             18,892    0.09%   20,795   0.19%   13,262
 4/30/98             18,848   -0.45%   20,702   0.18%   13,286
 5/31/98             19,116    1.58%   21,029   0.18%   13,310
 6/30/98             19,195    0.39%   21,111   0.12%   13,326
 7/31/98             19,229    0.25%   21,164   0.12%   13,342
 8/31/98             19,500    1.55%   21,492   0.12%   13,358
 9/30/98             19,773    1.25%   21,760   0.12%   13,374
10/31/98             19,780    0.00%   21,760   0.24%   13,406
11/30/98             19,895    0.35%   21,836   0.00%   13,406
12/31/98             19,887    0.25%   21,891  -0.06%   13,398
 1/31/99  0.96%      20,078    1.19%   22,151   0.24%   13,430
 2/28/99 -0.12%      20,054   -0.44%   22,054   0.12%   13,446
 3/31/99  0.26%      20,108    0.14%   22,085   0.30%   13,486

Total Return        101.08%           120.85%           34.86%

The following line graph compares the performance of the Franklin California Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 3/31/99.

    5/1/95            9,902            10,000           10,000
   5/31/95           10,140    3.19%   10,319   0.20%   10,020
   6/30/95           10,060   -0.87%   10,229   0.20%   10,040
   7/31/95           10,121    0.95%   10,326   0.00%   10,040
   8/31/95           10,211    1.27%   10,458   0.26%   10,066
   9/30/95           10,286    0.63%   10,523   0.20%   10,086
  10/31/95           10,406    1.45%   10,676   0.33%   10,120
  11/30/95           10,569    1.66%   10,853  -0.07%   10,112
  12/31/95           10,675    0.96%   10,957  -0.07%   10,105
   1/31/96           10,723    0.76%   11,041   0.59%   10,165
   2/29/96           10,668   -0.68%   10,966   0.32%   10,198
   3/31/96           10,562   -1.28%   10,825   0.52%   10,251
   4/30/96           10,537   -0.28%   10,795   0.39%   10,291
   5/31/96           10,542   -0.04%   10,791   0.19%   10,310
   6/30/96           10,649    1.09%   10,908   0.06%   10,316
   7/31/96           10,728    0.91%   11,008   0.19%   10,336
   8/31/96           10,747   -0.02%   11,005   0.19%   10,356
   9/30/96           10,873    1.40%   11,159   0.32%   10,389
  10/31/96           10,984    1.13%   11,286   0.32%   10,422
  11/30/96           11,127    1.83%   11,492   0.19%   10,442
  12/31/96           11,100   -0.42%   11,444   0.00%   10,442
   1/31/97           11,104    0.19%   11,466   0.32%   10,475
   2/28/97           11,202    0.92%   11,571   0.31%   10,508
   3/31/97           11,096   -1.33%   11,417   0.25%   10,534
   4/30/97           11,179    0.84%   11,513   0.12%   10,547
   5/31/97           11,309    1.51%   11,687  -0.06%   10,540
   6/30/97           11,393    1.07%   11,812   0.12%   10,553
   7/31/97           11,667    2.77%   12,139   0.12%   10,565
   8/31/97           11,590   -0.94%   12,025   0.19%   10,586
   9/30/97           11,722    1.19%   12,168   0.25%   10,612
  10/31/97           11,788    0.64%   12,246   0.25%   10,639
  11/30/97           11,872    0.59%   12,318  -0.06%   10,632
  12/31/97           12,027    1.46%   12,498  -0.12%   10,619
   1/31/98           12,128    1.03%   12,627   0.19%   10,640
   2/28/98           12,130    0.03%   12,631   0.19%   10,660
   3/31/98           12,149    0.09%   12,642   0.19%   10,680
   4/30/98           12,098   -0.45%   12,585   0.18%   10,699
   5/31/98           12,264    1.58%   12,784   0.18%   10,719
   6/30/98           12,309    0.39%   12,834   0.12%   10,731
   7/31/98           12,342    0.25%   12,866   0.12%   10,744
   8/31/98           12,510    1.55%   13,065   0.12%   10,757
   9/30/98           12,679    1.25%   13,229   0.12%   10,770
  10/31/98           12,679    0.00%   13,229   0.24%   10,796
  11/30/98           12,729    0.35%   13,275   0.00%   10,796
  12/31/98           12,719    0.25%   13,308  -0.06%   10,789
   1/31/99   0.92%   12,836    1.19%   13,466   0.24%   10,815
   2/28/99  -0.03%   12,832   -0.44%   13,407   0.12%   10,828
   3/31/99   0.08%   12,841    0.14%   13,426   0.30%   10,861

   Total Return      28.41%            34.26%            8.61%

*  Source: Standard and Poor's(R) Micropal.

Past performance is not predictive of future results.


14
Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Highlights

                                                                                        CLASS A
                                                ---------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                ---------------------------------------------------------------------------------
                                                        1999             1998             1997             1996             1995
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $       7.35     $       7.09     $       7.18     $       7.11     $       7.12
                                                ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .39              .42              .43              .44              .45
 Net realized and unrealized gains (losses) .            .07              .27             (.04)             .07             (.02)
                                                ---------------------------------------------------------------------------------
Total from investment operations ............            .46              .69              .39              .51              .43
                                                ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.39)            (.42)            (.43)            (.44)            (.44)
 Net realized gains .........................           (.02)            (.01)            (.05)            --               --
                                                ---------------------------------------------------------------------------------
Total distributions .........................           (.41)            (.43)            (.48)            (.44)            (.44)
                                                ---------------------------------------------------------------------------------
Net asset value, end of year ................   $       7.40     $       7.35     $       7.09     $       7.18     $       7.11
                                                =================================================================================

Total Return* ...............................           6.43%           10.10%            5.67%            7.40%            6.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 15,473,713     $ 14,767,307     $ 13,633,542     $ 13,312,666     $ 12,923,031
Ratio to average net assets:
 Expenses ...................................            .57%             .56%             .56%             .55%             .55%
 Net investment income ......................           5.21%            5.71%            6.07%            6.14%            6.36%
Portfolio turnover rate .....................          18.66%           17.29%           11.96%           19.24%           14.07%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                                                                              15
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Highlights  (continued)


                                                     CLASS B
                                                ---------------
                                                    YEAR ENDED
                                                     MARCH 31,
                                                ---------------
                                                     1999(1)
                                                ---------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     7.41
                                                ---------------
Income from investment operations:
 Net investment income ......................          .10
 Net realized and unrealized gains (losses) .         (.03)
                                                ---------------
Total from investment operations ............          .07
                                                ---------------
Less distributions from:
 Net investment income ......................         (.09)
 Net realized gains .........................         --
                                                ---------------
Total distributions .........................         (.09)
                                                ---------------
Net asset value, end of year ................   $     7.39
                                                ===============
Total Return * ..............................         0.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   43,674
Ratio to average net assets:
 Expenses ...................................         1.14%**
 Net investment income ......................         4.59%**
Portfolio turnover rate .....................        18.66%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**  Annualized.

(1)  For the period January 1, 1999 (effective date) to March 31, 1999.


16
Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Highlights (continued)

                                                                                 CLASS C
                                                -------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                -------------------------------------------------------------
                                                       1999            1998            1997           1996(2)
                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $      7.35     $      7.09     $      7.18     $      7.09
                                                -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .35             .38             .39             .38
 Net realized and unrealized gains (losses) .           .06             .27            (.04)            .08
                                                -------------------------------------------------------------
Total from investment operations ............           .41             .65             .35             .46
                                                -------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.35)           (.38)           (.39)           (.37)
 Net realized gains .........................          (.02)           (.01)           (.05)           --
                                                -------------------------------------------------------------
Total distributions .........................          (.37)           (.39)           (.44)           (.37)
                                                -------------------------------------------------------------
Net asset value, end of year ................   $      7.39     $      7.35     $      7.09     $      7.18
                                                =============================================================
Total Return * ..............................          5.70%           9.49%           5.06%           6.62%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   464,535     $   295,976     $   138,509     $    47,685
Ratio to average net assets:
 Expenses ...................................          1.14%           1.14%           1.14%           1.14%**
 Net investment income ......................          4.61%           5.13%           5.47%           5.55%**
Portfolio turnover rate .....................         18.66%          17.29%          11.96%          19.24%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**  Annualized.

(2)  For the period May 1, 1995 (effective date) to March 31, 1996.

                       See notes to financial statements.


                                                                              17
Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.9%
BONDS 93.2%
 ABAG 1915 Act, Windemere Ranch AD, 6.40%, 9/02/27 ................................................. $ 11,060,000  $11,064,645
 ABAG Finance Authority for Nonprofit Corps. COP,
    6.75%, 8/01/20 .................................................................................    3,955,000    4,436,284
    6.125%, 3/01/21 ................................................................................    4,245,000    4,620,046
    ButteValley-Tulelake Rural Health, 6.65%, 10/01/22 .............................................    5,395,000    5,744,110
    Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ..........................................    6,000,000    6,058,260
    Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ..........................................   16,975,000   16,799,648
    Home for Jewish Parents, Insured, 5.625%, 5/15/22 ..............................................    5,000,000    5,201,050
    Milestones Human Services Inc., Insured, 5.65%, 7/01/22 ........................................    2,000,000    2,085,080
    Miramonte Mental Health Services, Insured, 6.60%, 7/01/22 ......................................    1,250,000    1,355,300
    Peninsula Family YMCA, Series A, 6.80%, 10/01/11 ...............................................    2,325,000    2,554,687
    Rehabilitation Mental Health Services Inc. Project, Insured, 6.50%, 6/01/12 ....................    2,000,000    2,171,940
    Rehabilitation Mental Health Services Inc. Project, Insured, 6.55%, 6/01/22 ....................    2,370,000    2,562,563
    Rhoda Haas Goldman Plaza, Insured, 5.125%, 5/15/23 .............................................    5,000,000    4,935,000
    United Way of Santa Clara County Project, 7.20%, 7/01/11 .......................................    2,575,000    2,766,554
 ABAG Finance Corp. COP, ABAG XXV, 6.80%, 8/01/12 ..................................................    4,500,000    4,696,110
 ABAG Revenue,
    Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.125%, 9/01/21 ..................    4,760,000    4,781,563
    Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.20%, 9/01/27 ...................    4,140,000    4,170,139
    Tax Allocation, RDA Pool, Series A, FSA Insured, 6.00%, 12/15/24 ...............................    6,000,000    6,581,520
    Tax Allocation, RDA Pool, Series A4, FSA Insured, 5.875%, 12/15/25 .............................    6,320,000    6,873,063
    Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.25%, 12/15/17 ..............................    1,200,000    1,241,616
    Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 .............................    3,670,000    3,773,421
 ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured, 5.30%, 10/01/21    5,450,000    5,591,537
 Adelanto Improvement Agency Tax Allocation,
    Adelanto Improvement Project, Series 1990, Pre-Refunded, 8.00%, 8/01/20 ........................   12,680,000   13,486,955
    Adelanto Improvement Project, Series 1990, Pre-Refunded, 8.25%, 8/01/20 ........................    1,860,000    2,085,227
    Refunding, Series 1985, ETM, 8.125%, 6/01/15 ...................................................    7,370,000    7,777,119
 Agua Mansa Industrial Growth Association Special Tax, CFD No. 8, 8.25%, 9/01/17 ...................   16,090,000   16,982,512
 Alameda Corridor Transportation Authority Revenue, Senior Lien, Series A, MBIA Insured,
    4.75%, 10/01/25 ................................................................................   39,600,000   37,763,748
    5.00%, 10/01/29 ................................................................................   43,210,000   42,742,900
 Alameda County COP,
    Alameda County Medical Center Project, MBIA Insured, 5.375%, 6/01/16 ...........................    4,175,000    4,368,428
    Alameda County Medical Center Project, MBIA Insured, 5.375%, 6/01/17 ...........................    4,400,000    4,585,328
    Alameda County Medical Center Project, MBIA Insured, 5.00%, 6/01/23 ............................   19,195,000   18,876,555
    Alameda County Medical Center Project, MBIA Insured, 5.30%, 6/01/26 ............................    8,000,000    8,133,680
    Alameda County Medical Center Project, MBIA Insured, 5.00%, 6/01/28 ............................    8,925,000    8,749,892
    Capital Projects, Series 1992, Pre-Refunded, 6.75%, 6/01/16 ....................................   10,500,000   11,681,145
    MBIA Insured, 5.75%, 12/01/21 ..................................................................    3,720,000    4,005,101
 Alameda-Contra Costa Transit COP, Refunding, 7.60%, 8/01/18 .......................................   23,675,000   24,355,893
 Alhambra RDA, Tax Allocation, Industrial Redevelopment Project, Refunding, 6.375%, 5/01/23 ........    2,560,000    2,687,206
 Alvord USD,
    Series A, FGIC Insured, 5.375%, 8/01/27 ........................................................    6,100,000    6,267,323
    Series B, FGIC Insured, 5.50%, 8/01/27 .........................................................    5,000,000    5,222,500


18
Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                       PRINCIPAL
                                                                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Anaheim PFA Revenue,
    Electric Systems Distribution Facilities, MBIA Insured, 5.00%, 10/01/28 .......................  $ 10,765,000  $ 10,633,990
    Electric Utilities, San Juan 4, Second Series, FGIC Insured, 5.75%, 10/01/22 ..................    24,940,000    26,427,172
    Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00%, 9/01/27 .............     8,900,000     8,793,111
    Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00%, 3/01/37 .............   146,010,000   143,564,333
 Antioch Area Public Facilities Financing Agency Special Tax, CFD No. 1989-1, MBIA Insured,
    5.50%, 8/01/22 ................................................................................     4,870,000     5,100,059
 Antioch Development Agency Tax Allocation, Project 1, Refunding, FGIC Insured, 6.40%, 9/01/17 ....     4,895,000     5,362,130
 Antioch PFA, Reassessment Revenue,
    Refunding, Series A, AMBAC Insured, 4.80%, 9/02/15 ............................................     5,000,000     4,988,550
    Subordinated Lien, 5.60%, 9/02/09 .............................................................     1,305,000     1,298,827
    Subordinated Lien, Series B, 5.10%, 9/02/04 ...................................................     2,015,000     2,009,257
    Subordinated Lien, Series B, 5.30%, 9/02/06 ...................................................     2,225,000     2,216,812
    Subordinated Lien, Series B, 5.50%, 9/02/08 ...................................................     1,240,000     1,234,532
 Apple Valley Insured Health Facilities Revenue COP, 7.30%, 6/01/20 ...............................     3,500,000     3,695,895
 Arcadia Hospital Revenue, Methodist Hospital of Southern California,
    6.50%, 11/15/12 ...............................................................................     2,295,000     2,481,262
    6.625%, 11/15/22 ..............................................................................     3,750,000     4,060,650
 Azusa PFA Revenue,
    Local Agency, Series A, Pre-Refunded, 7.75%, 8/01/20 ..........................................    10,225,000    11,023,777
    Water Systems Acquisition Project, Refunding, Series A, FGIC Insured, 5.50%, 7/01/20 ..........     5,200,000     5,410,808
 Bakersfield COP, Convention Center Expansion Project, Refunding, MBIA Insured, 5.875%, 4/01/22 ...     7,270,000     7,980,206
 Bakersfield Hospital Revenue,
    Adventist Health Systems West, Refunding, MBIA Insured, 5.50%, 3/01/19 ........................     6,085,000     6,361,807
    Bakersfield Memorial Hospital, Series A, Pre-Refunded, 6.375%, 1/01/12 ........................     2,205,000     2,409,007
    Bakersfield Memorial Hospital, Series A, Pre-Refunded, 6.50%, 1/01/22 .........................     2,750,000     3,009,518
 Bakersfield PFA Revenue, Series A, 6.10%, 9/15/10 ................................................    11,070,000    11,744,938
 Baldwin Park PFA Revenue, Tax Allocation,
    Refunding, Series A, 7.10%, 9/01/24 ...........................................................     2,000,000     2,221,180
    Series A, 7.75%, 8/01/19 ......................................................................     5,265,000     5,431,005
    Series B, 7.75%, 8/01/21 ......................................................................     5,795,000     5,967,633
 Belmont - Redwood Shores School District, Series A, 5.50%, 9/01/22 ...............................     6,500,000     6,863,415
 Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
    6.70%, 8/01/14 ................................................................................     1,235,000     1,394,834
    6.25%, 8/01/17 ................................................................................     2,080,000     2,207,109
    6.80%, 8/01/23 ................................................................................     2,310,000     2,598,635
 Berkeley Hospital Revenue, Alta Bates Hospital,
    Series B, Pre-Refunded, 7.65%, 12/01/15 .......................................................     6,135,000     6,493,345
    Series C, Pre-Refunded, 7.60%, 12/01/15 .......................................................     2,850,000     3,067,170
 Beverly Hills COP, Civic Center Improvement Project, Refunding, Series 1989, Pre-Refunded,
   7.00%, 6/01/15 .................................................................................     2,580,000     2,647,183
 Beverly Hills PFA Lease Revenue, Capital Improvements Project, Series A, 5.00%, 6/01/23 ..........     8,245,000     8,221,502
 Brea and Olinda USD, COP,
    High School Refinancing Program, Refunding, Series A, FSA Insured, 6.25%, 8/01/18 .............    12,645,000    13,638,012
    High School Refinancing Program, Refunding, Series B, 7.00%, 8/01/18 ..........................     9,120,000     9,860,726
    Series 1989, Pre-Refunded, 7.85%, 8/01/09 .....................................................     2,025,000     2,096,584
    Series 1989, Pre-Refunded, 7.90%, 8/01/18 .....................................................    11,835,000    12,255,261


                                                                              19
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)


                                                                                                          PRINCIPAL
                                                                                                            AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Brea PFA Revenue, Tax Allocation, Redevelopment Project, Series A, MBIA Insured,
    7.00%, 8/01/15 .....................................................................................  $ 1,720,000  $ 1,877,741
    6.75%, 8/01/22 .....................................................................................    4,395,000    4,754,335
    7.00%, 8/01/23 .....................................................................................    6,210,000    6,757,660
 Brea PFA Water Revenue, Series B, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 ..........................   11,070,000   11,584,312
 Brea RDA, Tax Allocation, Redevelopment Project, Refunding, MBIA Insured,
    6.125%, 8/01/13 ....................................................................................   12,845,000   14,165,980
    5.75%, 8/01/23 .....................................................................................   18,320,000   19,458,771
 Brentwood 1915 Act, Infrastructure Financing, Reassessment, Series A, FSA Insured, 5.80%, 9/02/17 .....    5,300,000    5,798,677
 Brentwood RDA, Tax Allocation, Brentwood Redevelopment Project, Series A, 7.70%, 11/01/08 .............    2,000,000    2,098,100
 Brisbane PFA Revenue, 8.00%, 9/02/15 ..................................................................    5,700,000    5,982,720
 Buena Park CRDA, Tax Allocation, Central Business District Project, Refunding, Series A, 7.10%, 9/01/14    7,000,000    7,639,450
 Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 ...................................    1,375,000    1,422,080
 Burbank RDA, Tax Allocation,
    City Center Redevelopment Project, Refunding, Series A, FSA Insured, 5.50%, 12/01/23 ...............    5,000,000    5,220,100
    Refunding, Series A, 6.00%, 12/01/23 ...............................................................    6,500,000    6,936,800
 Burton Elementary School District COP, Loan Acquisition, Capital Appreciation, Series A, FSA Insured,
  6.60%, 9/01/27 .......................................................................................      830,000      871,467
 Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential, Refunding, FSA Insured,
  5.80%, 8/01/24 .......................................................................................    5,840,000    6,238,113
 Calexico USD, COP, Financing Project, Series 1992, Pre-Refunded,
    7.25%, 9/01/08 .....................................................................................      745,000      772,572
    7.375%, 9/01/17 ....................................................................................    3,185,000    3,304,438
 California Counties Lease Financing Authority COP, CSAC Financing Corp., Amador County Project, ETM,
  7.70%, 10/01/09 ......................................................................................    2,565,000    3,112,653
 California Educational Facilities Authority Revenue,
    Chapman College, 7.30%, 1/01/02 ....................................................................      700,000      750,400
    Chapman College, Pre-Refunded, 7.30%, 1/01/02 ......................................................      385,000      417,340
    Chapman College, Pre-Refunded, 7.50%, 1/01/18 ......................................................    3,000,000    3,264,690
    Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 ................................   10,000,000   10,033,500
    Loyola Marymount University, Series B, Pre-Refunded, 6.60%, 10/01/22 ...............................    1,100,000    1,228,557
    Occidental College, Refunding, MBIA Insured, 5.625%, 10/01/17 ......................................    5,815,000    6,291,307
    Occidental College, Refunding, MBIA Insured, 5.70%, 10/01/27 .......................................   16,565,000   17,810,357
    Santa Clara University, MBIA Insured, 5.75%, 9/01/26 ...............................................   26,815,000   28,870,370
    Santa Clara University, Refunding, MBIA Insured, 5.75%, 9/01/21 ....................................   14,550,000   15,699,596
    St. Mary's College of California Project, Pre-Refunded, 7.50%, 10/01/20 ............................    2,100,000    2,271,696
    Stanford University, Refunding, Series O, 5.125%, 1/01/31 ..........................................   22,000,000   22,123,860
    Stanford University, Series N, 5.35%, 6/01/27 ......................................................   21,250,000   21,845,213
    Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 .......................................    6,000,000    6,372,300
 California Health Facilities Financing Authority Revenue,
    Adventist Health Systems West, Series B, MBIA Insured, 6.25%, 3/01/21 ..............................    2,930,000    3,101,053
    AIDS Health Care Foundation, Refunding, Series C, California Mortgage Insured, 6.25%, 9/01/17 ......    1,750,000    1,882,528
    AIDS Hospice Foundation, CHFCLP Insured, Pre-Refunded, 7.15%, 1/01/15 ..............................      830,000      871,077
    Association for Retarded Citizens of San Diego, CHFCLP Insured, Pre-Refunded, 7.00%, 5/01/21 .......    3,650,000    3,921,159
    California Autism Foundation Inc., Series A, CHFCLP Insured, 6.25%, 11/01/20 .......................    3,560,000    3,808,061
    Catholic Healthcare West, Refunding, Series A, AMBAC Insured, 5.75%, 7/01/15 .......................   13,000,000   14,268,410
    Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/25 ........................    1,000,000    1,110,780


20
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)


                                                                                              PRINCIPAL
                                                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 California Health Facilities Financing Authority Revenue, (cont.)
    Catholic Healthcare West, Series A, 5.00%, 7/01/18 ...................................  $ 40,000,000  $ 39,126,400
    Catholic Healthcare West, Series A, 5.00%, 7/01/28 ...................................   140,630,000   136,415,319
    Catholic Healthcare West, Series A, MBIA Insured, 5.00%, 7/01/17 .....................     5,000,000     5,027,500
    Catholic Healthcare West, Series A, MBIA Insured, 5.125%, 7/01/24 ....................    11,500,000    11,503,565
    Catholic Healthcare West, Series A, Refunding, MBIA Insured, 6.00%, 7/01/17 ..........     7,300,000     8,132,784
    Cedarknoll Inc., Series B, California Mortgage Insured, Pre-Refunded, 7.50%, 8/01/20 .     1,575,000     1,691,928
    Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 .................     8,355,000     8,518,842
    Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/27 .................    15,600,000    15,587,208
    Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.125%, 8/01/17 .................     6,105,000     6,224,719
    Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 ..................    52,500,000    53,206,125
    Clinicas Del Camino, Series A, CHFCLP Insured, 6.55%, 5/01/25 ........................     4,500,000     5,007,960
    Community Provider, Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 6/01/20 ......       730,000       778,049
    County Program, Series B, 7.20%, 1/01/12 .............................................     2,425,000     2,442,921
    El Proyecto, Series A, CHFCLP Insured, 5.50%, 12/01/22 ...............................     3,350,000     3,435,492
    Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/18 ..........................     5,000,000     4,987,350
    Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/28 ..........................    25,390,000    24,888,801
    Feedback Foundation Inc., Series A, CHFCLP Insured, 6.50%, 12/01/22 ..................     4,240,000     4,592,980
    Hospital of the Good Samaritan, Refunding, 6.90%, 9/01/07 ............................    13,920,000    14,918,899
    Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ............................    71,050,000    75,437,338
    Kaiser Permanente, Series A, 5.40%, 5/01/28 ..........................................    46,000,000    46,188,140
    Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/20 .............................    32,295,000    31,919,086
    Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/24 .............................   136,775,000   134,459,399
    Kaiser Permanente, Series A, Pre-Refunded, 7.00%, 10/01/18 ...........................     5,000,000     5,196,800
    Kaiser Permanente, Series A, Pre-Refunded, 6.75%, 10/01/19 ...........................     8,870,000     9,208,479
    Kaiser Permanente, Series A, Pre-Refunded, 6.50%, 12/01/20 ...........................    11,000,000    11,788,040
    Kaiser Permanente, Series B, 5.25%, 10/01/16 .........................................     7,515,000     7,579,479
    Kaiser Permanente, Series B, 5.00%, 10/01/18 .........................................    16,425,000    16,064,800
    Kaiser Permanente, Series B, 5.00%, 10/01/20 .........................................    36,520,000    35,535,056
    Kaiser Permanente, Series B, 5.40%, 5/01/28 ..........................................    80,000,000    80,327,200
    Lodi Memorial Hospital Association, Series A, CHFCLP Insured, 7.70%, 9/01/10 .........     4,000,000     4,285,080
    Marshall Hospital, Insured, Series A, 5.30%, 11/01/28 ................................     5,500,000     5,529,590
    Marshall Hospital, Series A, CHFCLP Insured, Pre-Refunded, 6.625%, 11/01/22 ..........     3,900,000     4,360,395
    Mills-Peninsula Health, Refunding, Series A, Connie Lee Insured, 5.75%, 1/15/15 ......    11,500,000    12,388,720
    Mills-Peninsula Health, Series B, Connie Lee Insured, 5.75%, 1/15/15 .................     5,665,000     6,102,791
    Northern California Presbyterian, 5.40%, 7/01/28 .....................................     6,340,000     6,348,559
    On Lok Senior Health Services, Series A, CHFCLP Insured, 6.40%, 12/01/12 .............     2,000,000     2,184,640
    On Lok Senior Health Services, Series A, CHFCLP Insured, 6.50%, 12/01/22 .............     7,525,000     8,151,456
    Pacific Presbyterian Medical Center, Series C, Pre-Refunded, 7.60%, 6/01/15 ..........    16,335,000    16,713,155
    Pomona Valley Hospital Medical Center, Pre-Refunded, 7.375%, 1/01/14 .................     4,000,000     4,204,480
    Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 ............     4,200,000     4,553,220
    Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 ...........     8,500,000     9,018,840
    San Diego Hospital Association, Refunding, Series A, MBIA Insured, 6.20%, 8/01/20 ....     8,250,000     8,928,893
    San Diego Hospital Association, Series A, Pre-Refunded, 6.95%, 10/01/21 ..............    21,145,000    23,308,768
    Scripps Memorial Hospital, Series A, MBIA Insured, 6.375%, 10/01/22 ..................     9,725,000    10,602,390
    Small Facilities Loan, Health Facilities, Refunding, Series B, Insured, 7.50%, 4/01/22     5,000,000     5,882,100
    Small Facilities Loan, Health Facilities, Series A, CHFCLP Insured, 6.75%, 3/01/20 ...     5,500,000     5,931,145


                                                                              21
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)


                                                                                       PRINCIPAL
                                                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California Health Facilities Financing Authority Revenue, (cont.)
     South Coast Medical Center, CHFCLP Insured, Pre-Refunded, 7.25%, 7/01/15 ...... $  3,000,000  $ 3,203,580
     Southern California, Series A, CHFCLP Insured, 5.50%, 12/01/22 ................    3,070,000    3,148,346
     St. Francis Medical Center, Refunding, Series H, AMBAC Insured, 6.35%, 10/01/23    7,000,000    7,860,020
     St. Paul's Episcopal Home, CHFCLP Insured, 6.50%, 9/01/14 .....................    2,595,000    2,811,760
     Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .............    5,750,000    6,311,718
     Sutter Health, Series A, FSA Insured, 5.125%, 8/15/17 .........................    1,000,000    1,019,670
     Sutter Health, Series A, FSA Insured, 5.25%, 8/15/27 ..........................    5,300,000    5,371,550
     Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ..........................   55,500,000   54,474,360
     Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 .........................   31,360,000   30,775,450
     The Help Group, CHFCLP Insured, 5.40%, 8/01/22 ................................    7,420,000    7,560,535
     UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/28 ...............   30,000,000   29,632,800
     UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/31 ...............   26,920,000   26,450,784
     UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 .............   34,005,000   33,588,779
     UCSF-Stanford Health Care, Series A, Refunding, FSA Insured, 5.00%, 11/15/31 ..    2,150,000    2,112,526
     Valleycare Hospital Corp., Refunding, 5.50%, 5/01/20 ..........................    8,795,000    9,076,000
     Walden House, State Guaranteed, 6.85%, 3/01/22 ................................    3,225,000    3,484,677
 California HFA, SFM Purchase,
     Class I, Series A-1, 6.05%, 8/01/26 ...........................................   13,935,000   14,747,689
     Refunding, Series A-2, 6.45%, 8/01/25 .........................................   11,250,000   11,863,463
 California HFAR,
     Cedarknoll Health Facilities, Series B, CHFCLP Insured, 7.50%, 8/01/20 ........    4,600,000    4,715,092
     Home Mortgage, Series A, 7.75%, 8/01/17 .......................................    1,445,000    1,483,350
     Home Mortgage, Series A, 6.55%, 8/01/26 .......................................    6,975,000    7,422,656
     Home Mortgage, Series A, 7.70%, 8/01/30 .......................................   10,575,000   10,893,731
     Home Mortgage, Series B, 7.90%, 8/01/09 .......................................    1,390,000    1,402,663
     Home Mortgage, Series B, 8.00%, 8/01/29 .......................................   24,765,000   25,387,592
     Home Mortgage, Series C, 8.30%, 8/01/19 .......................................    1,355,000    1,372,805
     Home Mortgage, Series C, 7.60%, 8/01/30 .......................................   33,980,000   35,097,942
     Home Mortgage, Series D, 7.75%, 8/01/10 .......................................    1,235,000    1,280,213
     Home Mortgage, Series D, 7.25%, 8/01/17 .......................................      955,000      998,949
     Home Mortgage, Series D, 7.50%, 8/01/29 .......................................   16,030,000   16,430,910
     Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 .........................    5,250,000    5,523,945
     Home Mortgage, Series E, 7.65%, 8/01/23 .......................................   12,900,000   13,224,048
     Home Mortgage, Series E, 6.70%, 8/01/25 .......................................    8,460,000    8,981,390
     Home Mortgage, Series E, 6.375%, 8/01/27 ......................................   14,090,000   14,946,672
     Home Mortgage, Series E, 7.65%, 8/01/29 .......................................    4,470,000    4,582,286
     Home Mortgage, Series E, AMBAC Insured, 6.10%, 8/01/29 ........................   22,275,000   23,332,617
     Home Mortgage, Series E, MBIA Insured, 6.15%, 8/01/25 .........................   17,500,000   18,334,750
     Home Mortgage, Series F, 6.75%, 8/01/11 .......................................      865,000      912,523
     Home Mortgage, Series F, 7.875%, 8/01/19 ......................................    1,380,000    1,398,147
     Home Mortgage, Series F-1, 6.875%, 8/01/15 ....................................    3,350,000    3,592,306
     Home Mortgage, Series F-1, 7.00%, 8/01/26 .....................................   18,170,000   19,253,841
     Home Mortgage, Series G, 8.15%, 8/01/19 .......................................    8,095,000    8,202,178
     Home Mortgage, Series G, 7.55%, 8/01/23 .......................................    5,220,000    5,377,279
     Home Mortgage, Series G, 7.05%, 8/01/27 .......................................    3,570,000    3,732,435
     Home Mortgage, Series H, 6.25%, 8/01/27 .......................................   20,165,000   21,344,854


22
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)


                                                                                            PRINCIPAL
                                                                                              AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California HFAR, (cont.)
   Home Mortgage, Series I, MBIA Insured, 5.75%, 2/01/29 ...............................  $  8,100,000  $  8,405,775
   Home Mortgage, Series J, MBIA Insured, 5.40%, 8/01/28 ...............................     6,345,000     6,397,981
   Home Mortgage, Series J, MBIA Insured, 5.55%, 8/01/28 ...............................    10,000,000    10,150,400
   Home Mortgage, Series M, MBIA Insured, 5.60%, 8/01/29 ...............................    21,150,000    21,578,288
   Home Mortgage, Series N, 6.375%, 2/01/27 ............................................     7,675,000     8,124,448
   Home Mortgage, Series N, FSA Insured, 5.15%, 8/01/18 ................................     6,000,000     5,970,480
   Home Mortgage, Series Q, MBIA Insured, 5.85%, 8/01/16 ...............................     5,000,000     5,244,400
   Home Mortgage, Series R, MBIA Insured, 6.15%, 8/01/27 ...............................     9,000,000     9,469,620
   Home Mortgage, SF, Series A, 10.25%, 2/01/14 ........................................       465,000       465,651
   Home Mortgage, SF, Series B, 10.625%, 2/01/14 .......................................       170,000       170,231
   Housing Revenue, Series A, MBIA Insured, 7.65%, 8/01/24 .............................     8,670,000     8,884,149
   Housing Revenue, Series E, MBIA Insured, 6.625%, 8/01/14 ............................     4,365,000     4,690,323
   Housing Revenue, Series E, MBIA Insured, 6.75%, 8/01/26 .............................    11,855,000    12,707,019
   Housing Revenue, Series F, MBIA Insured, 6.90%, 8/01/26 .............................    11,345,000    12,197,010
   MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ....................................     5,000,000     5,348,900
   MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 ....................................    15,000,000    15,238,950
   Multi-Unit Rental Housing, Series A, 6.875%, 2/01/22 ................................     2,465,000     2,487,851
   Series B, MBIA Insured, 8.625%, 8/01/15 .............................................     1,975,000     2,027,733
   Series B-1, Class 1, 5.65%, 8/01/28 .................................................    13,190,000    13,468,045
   SFM, Series C-2, Class 1, 5.65%, 2/01/25 ............................................    14,395,000    14,698,447
   SFM, Series C-4, Class 1, 5.65%, 8/01/16 ............................................     4,935,000     5,130,229
California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured,
   4.50%, 10/01/99 .....................................................................        75,000        75,539
   4.65%, 10/01/00 .....................................................................        75,000        76,260
   4.80%, 10/01/01 .....................................................................        80,000        82,033
   4.95%, 10/01/02 .....................................................................        85,000        88,163
   5.05%, 10/01/03 .....................................................................        90,000        93,958
   5.15%, 10/01/04 .....................................................................        95,000        99,239
   5.25%, 10/01/05 .....................................................................       100,000       104,464
   6.25%, 10/01/25 .....................................................................     3,900,000     4,061,304
California PCFA,
   PCR, Pacific Gas and Electric Co., Series A, 6.625%, 6/01/09 ........................     1,750,000     1,891,155
   PCR, Southern California Edison Co., Refunding, 6.90%, 12/01/17 .....................     2,510,000     2,723,877
   PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ......................    29,000,000    31,656,690
   PCR, Southern California Edison Co., Series B, MBIA Insured, 6.40%, 12/01/24 ........    12,120,000    13,277,945
   Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ..    17,205,000    18,153,168
California Public Capital Improvement Financing Authority Revenue, Pooled Projects,
   Joint Powers Agency, Series E, 8.375%, 3/01/03 ......................................    16,970,000    17,227,605
   Series A, 8.40%, 3/01/08 ............................................................    52,375,000    53,975,056
   Series A, 8.50%, 3/01/18 ............................................................   121,300,000   125,053,022
California Resources Efficiency Financing Authority COP, Capital Improvement Program,
  Refunding, AMBAC Insured,
   5.625%, 4/01/22 .....................................................................    10,365,000    11,028,567
   5.75%, 4/01/27 ......................................................................     7,885,000     8,486,704
California Rural Home Mortgage Finance Authority SFMR, 7.00%, 9/01/29 ..................     4,715,000     5,270,003
California Special Districts Association Finance Corp. COP, Series F, 8.10%, 9/01/10 ...       150,000       153,083


                                                                              23


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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                              PRINCIPAL
                                                                               AMOUNT              VALUE
  ---------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)



  California Special Districts Lease Financing Program COP,
     Series C, 7.90%, 4/01/14 .........................................       $   135,000       $   138,495
     Series E, 7.70%, 12/01/09 ........................................           205,000           208,985
     Series E, 7.75%, 12/01/19 ........................................           305,000           310,871
  California State Department of Transportation COP, East Bay
     State Building, Series A, Pre-Refunded, 6.50%, 3/01/16 ...........         2,000,000         2,150,740
  California State Department of Veteran Affairs Home Purchase Revenue,
     Refunding, Series A, 5.40%, 12/01/28 .............................         9,580,000         9,892,883
     Refunding, Series B, 5.50%, 12/01/18 .............................         2,500,000         2,583,300
  (a)Series A, Chase Revenue, Series A, 5.20%, 12/01/27 ...............        39,490,000        39,590,305
  (a)Series B, 5.20%, 12/01/28 ........................................        63,875,000        64,037,243
  California State Department of Water Resources Central Valley
    Project Water System Revenue,
     Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ..............        18,000,000        18,469,080
     Series J-1, 6.00%, 12/01/20 ......................................         9,580,000        10,125,294
     Series J-2, 6.00%, 12/01/20 ......................................        22,865,000        24,166,476
     Series J-3, 6.00%, 12/01/20 ......................................        18,945,000        20,023,349
     Series L, 5.75%, 12/01/19 ........................................        22,240,000        23,546,378
     Series L, 5.50%, 12/01/23 ........................................        52,395,000        54,241,400
     Series L, 5.875%, 12/01/25 .......................................        40,070,000        42,899,343
     Series O, 5.00%, 12/01/22 ........................................         5,500,000         5,454,405
     Series O, 4.75%, 12/01/25 ........................................        16,000,000        15,255,040
     Series O, MBIA Insured, 4.75%, 12/01/29 ..........................         9,000,000         8,553,780
     Series S, 5.00%, 12/01/29 ........................................        20,790,000        20,531,580
     Series U, 5.00%, 12/01/29 ........................................        66,975,000        66,142,501
  California State Department of Water Resources Central
   Valley Project Water Systems Revenue, Refunding,
     Series S, 5.00%, 12/01/22 ........................................        11,855,000        11,756,722
  California State GO,
     5.75%, 3/01/19 ...................................................           700,000           751,772
     5.50%, 3/01/20 ...................................................         5,500,000         5,792,985
     5.25%, 10/01/20 ..................................................        11,170,000        11,368,826
     5.75%, 3/01/23 ...................................................           645,000           691,343
     5.90%, 4/01/23 ...................................................         3,300,000         3,557,301
     6.00%, 3/01/24 ...................................................           570,000           621,123
     6.00%, 5/01/24 ...................................................         2,565,000         2,800,518
     5.00%, 10/01/27 ..................................................        78,000,000        77,065,560
     5.125%, 10/01/27 .................................................        39,835,000        40,117,430
  (a)4.75%, 12/01/28 ..................................................        23,500,000        22,351,320
     AMBAC Insured, 5.90%, 3/01/25 ....................................           210,000           226,357
     AMBAC Insured, Pre-Refunded, 5.90%, 3/01/25 ......................        10,000,000        11,192,000
     FGIC Insured, 5.75%, 11/01/17 ....................................         2,100,000         2,246,622
     FGIC Insured, 6.00%, 8/01/19 .....................................           905,000           992,740
     FGIC Insured, 5.625%, 10/01/21 ...................................        10,000,000        10,616,100
     FGIC Insured, 5.625%, 10/01/26 ...................................        52,500,000        55,632,675
     FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 .......................         4,095,000         4,617,399
     MBIA Insured, 6.00%, 10/01/21 ....................................           160,000           172,016
     MBIA Insured, 6.00%, 8/01/24 .....................................           990,000         1,081,516
     MBIA Insured, Pre-Refunded, 6.00%, 8/01/24 .......................        25,500,000        28,753,035


24
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                    PRINCIPAL
                                                                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 California State GO, (cont.)
    Pre-Refunded, 6.00%, 3/01/24 ...........................................................       $ 6,430,000       $ 7,185,525
    Pre-Refunded, 6.00%, 5/01/24 ...........................................................        27,725,000        31,066,417
    Refunding, 5.625%, 9/01/24 .............................................................        10,650,000        11,286,977
    Refunding, FGIC Insured, 4.75%, 2/01/24 ................................................         6,000,000         5,738,340
    Refunding, FGIC Insured, 5.00%, 2/01/25 ................................................        24,105,000        23,827,551
    Refunding, FGIC Insured, 5.375%, 6/01/26 ...............................................         7,500,000         7,687,425
    Refunding, FGIC Insured, 4.75%, 2/01/29 ................................................        61,360,000        58,353,360
    Various Purposes, 5.50%, 4/01/15 .......................................................        21,920,000        23,227,528
    Various Purposes, FSA Insured, 5.50%, 4/01/19 ..........................................         6,500,000         6,830,785
    Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ..................................        29,000,000        29,519,390
    Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ..................................        21,710,000        22,107,727
    Veterans Bonds, Series BD, BE, and BF, AMBAC Insured, 6.20%, 2/01/16 ...................        11,500,000        11,702,975
    Veterans Bonds, Series BD, BE, and BF, AMBAC Insured, 6.375%, 2/01/27 ..................        45,000,000        45,792,450
    Veterans Bonds, Series BH, 5.50%, 12/01/18 .............................................        44,250,000        45,561,570
    Veterans Bonds, Series BH, 5.60%, 12/01/32 .............................................        44,235,000        45,416,075
    Veterans Bonds, Series BH, FSA Insured, 5.40%, 12/01/16 ................................         8,250,000         8,444,123
    Veterans Bonds, Series BH, FSA Insured, 5.50%, 12/01/24 ................................        22,265,000        22,609,885
    Veterans Bonds, Series BM, 5.45%, 12/01/25 .............................................        36,635,000        37,544,281
    Veterans Bonds, Series BN, 5.375%, 12/01/21 ............................................        24,870,000        25,470,113
    Veterans Bonds, Series BN, 5.45%, 12/01/28 .............................................        21,575,000        22,142,638
 California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ..............        16,260,000        17,229,259
 California State Local Government Finance Authority Revenue, Marin Valley,
  Series A, FSA Insured, 5.85%, 10/01/27 ...................................................         6,735,000         7,372,602
 California State Public Works Board Lease Revenue,
 California Science Center, Series A, 5.25%, 10/01/22 ......................................         8,645,000         8,777,355
    California State University, Various Projects, Series A, 6.30%, 10/01/04 ...............         5,250,000         5,790,435
    California State University, Various Projects, Series A, Pre-Refunded, 6.375%, 10/01/05          6,815,000         7,561,583
    California State University, Various Projects, Series A, Pre-Refunded, 6.50%, 10/01/06 .        10,695,000        11,891,450
    Department of Corrections, California State Prison at Coalinga, Series B,
      MBIA Insured, 5.375%, 12/01/19 .......................................................        15,250,000        15,778,413
    Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.25%, 1/01/21        17,405,000        17,649,888
    Department of Corrections, Refunding, Series B, MBIA Insured, 5.00%, 9/01/21 ...........        53,980,000        53,617,794
    Department of Justice Building, Series A, FSA Insured, 5.625%, 5/01/20 .................         5,000,000         5,268,450
    Department of Justice Building, Series A, FSA Insured, Pre-Refunded, 5.80%, 5/01/15 ....         5,500,000         6,141,190
    Southern California Veterans Home, Series A, Pre-Refunded, 6.375%, 10/01/08 ............         3,000,000         3,439,380
    Southern California Veterans Home, Series A, Pre-Refunded, 6.50%, 10/01/14 .............         3,750,000         4,312,163
    Trustees California State University, Refunding, Series A, 5.00%, 10/01/19 .............         8,500,000         8,435,315
    University of California, Various Projects, Refunding, Series A, 5.50%, 6/01/21 ........        14,000,000        14,553,560
    University of California, Various Projects, Refunding, Series A, 5.00%, 6/01/23 ........        23,175,000        22,949,044
    University of California, Various Projects, Series A, Pre-Refunded, 6.375%, 10/01/14 ...        11,480,000        13,161,361
    University of California, Various Projects, Series A, Pre-Refunded, 6.375%, 11/01/14 ...        23,130,000        26,556,941
    University of California, Various Projects, Series A, Pre-Refunded, 6.375%, 10/01/19 ...         2,150,000         2,464,889
    University of California, Various Projects, Series B, 5.50%, 6/01/19 ...................        13,000,000        13,542,230
    University of California, Various Projects, Series B, Pre-Refunded, 6.625%, 12/01/14 ...         7,415,000         8,599,250
    University of California, Various Projects, Series C, 5.125%, 9/01/22 ..................        20,000,000        20,103,200
    Various California Community Colleges, Refunding, Series A, 5.90%, 4/01/17 .............         8,320,000         9,134,112
    Various Community College Projects, Series A, 5.625%, 12/01/18 .........................         7,535,000         7,941,965


                                                                              25
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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                       PRINCIPAL
                                                                                                        AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California State University Headquarters Building Authority Lease Revenue,
 Series B, MBIA Insured, 5.25%, 9/01/22 ......................................................       $ 6,850,000       $ 6,953,915
California Statewide CDA Revenue COP,
Catholic Healthcare West, MBIA Insured, 5.50%, 7/01/23 .......................................        11,240,000        11,707,921
   Cedars-Sinai Medical Center, 6.75%, 8/01/22 ...............................................        23,530,000        24,174,251
   CHFCLP Insured Health Facilities, AIDS Project, Series A, 6.25%, 8/01/22 ..................         2,590,000         2,767,829
   CHFCLP Insured Health Facilities, Children's Campus, 6.375%, 9/01/12 ......................         2,765,000         3,000,799
   CHFCLP Insured Health Facilities, Children's Campus, 6.50%, 9/01/22 .......................         3,000,000         3,237,780
   CHFCLP Insured Health Facilities, Eskaton Properties, 6.75%, 5/01/21 ......................         9,600,000        10,379,904
   CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, ETM, 5.75%, 10/01/25         36,000,000        38,353,680
   CHFCLP Insured Hospital, Triad Health Care, Refunding, ETM, 6.25%, 8/01/06 ................         2,000,000         2,204,920
   CHFCLP Insured Hospital, Triad Health Care, Refunding, Pre-Refunded, 6.50%, 8/01/22 .......        80,230,000        88,868,364
   CHFCLP Insured Retirement Housing Foundation, Refunding, 6.625%, 4/15/12 ..................         7,000,000         7,738,010
   CHFCLP Insured Retirement Housing Foundation, Refunding, 6.75%, 4/15/22 ...................        16,000,000        17,743,840
   CHFCLP Insured, 5.90%, 8/01/21 ............................................................         4,000,000         4,303,840
   CHFCLP Insured, Families First Inc., 7.25%, 12/01/22 ......................................         5,120,000         5,920,154
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/15 .................................         5,365,000         5,837,978
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/20 .................................         3,775,000         4,061,938
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/25 .................................         4,755,000         5,132,119
   Health Facilities, Barton Memorial Hospital, Refunding, Series B, 6.40%, 12/01/05 .........           250,000           268,053
   Salk Institute, Connie Lee Insured, 6.20%, 7/01/24 ........................................         7,065,000         7,672,307
   Sisters Charity Leavenworth, 5.00%, 12/01/23 ..............................................        11,375,000        11,122,020
   Southern California Development Corp., 6.10%, 12/01/15 ....................................         2,255,000         2,484,243
   St. Joseph Health System Group, Pre-Refunded, 6.50%, 7/01/15 ..............................         8,395,000         9,629,569
   St. Joseph Health System Group, Pre-Refunded, 6.625%, 7/01/21 .............................        12,500,000        14,412,000
   Sutter Health Obligated Group, MBIA Insured, 5.50%, 8/15/22 ...............................        25,520,000        26,540,290
   Sutter Health Obligated Group, Refunding, AMBAC Insured, 6.00%, 8/15/09 ...................         6,465,000         7,016,658
   Sutter Health Obligated Group, Refunding, AMBAC Insured, 6.125%, 8/15/22 ..................         9,330,000        10,076,307
   Sutter Health Obligated Group, Refunding, MBIA Insured, 5.50%, 8/15/23 ....................        14,000,000        14,592,900
California Statewide CDA,
   COP, California Lutheran Homes, 5.75%, 11/15/15 ...........................................         5,000,000         5,393,900
   COP, Kaiser Permanente, 5.30%, 12/01/15 ...................................................        32,200,000        32,964,428
   COP, MBIA Insured, 5.00%, 4/01/18 .........................................................         7,000,000         6,982,920
   COP, MBIA Insured, 5.125%, 4/01/23 ........................................................         6,000,000         6,002,460
   COP, St. Joseph Health System, Refunding, 5.125%, 7/01/17 .................................         5,000,000         5,009,450
   COP, St. Joseph Health System, Refunding, 5.25%, 7/01/21 ..................................         7,750,000         7,773,715
   Lease Revenue, Oakland Convention Center Project, Refunding, AMBAC Insured, 5.50%, 10/01/14        10,000,000        10,387,900
   Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 .........        58,920,000        59,970,544
   Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 .............        14,125,000        14,460,751
   MFHR, Borregas Court Project, Series J, 6.30%, 3/20/39 ....................................         7,476,000         8,053,147
   MFHR, Series E, 6.40%, 6/01/28 ............................................................         8,000,000         8,552,240
   Water Revenue, Refunding, Series A, 6.10%, 7/01/21 ........................................         4,615,000         4,992,507
California Statewide Communities Development Corp. COP,
   Pacific Homes, Series A, 6.00%, 4/01/17 ...................................................         6,270,000         6,719,434
   Villaview Community Hospital, CHFCLP Insured, 7.00%, 9/01/09 ..............................         4,250,000         4,628,718
California Urban Waterfront Area Restoration, 7.40%, 10/01/20 ................................         2,575,000         2,652,533
California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 ..........................        20,000,000        20,322,000



26
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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                      PRINCIPAL
                                                                                                       AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Camarillo COP, Capital Improvement Corp., Pre-Refunded, 7.625%, 4/01/08 ....................       $ 4,495,000       $ 4,584,900
 Cambria Community Services District Sewer Revenue, BIG Insured, Pre-Refunded,
  7.40%, 5/01/15.............................................................................           940,000           961,667
 Cambria Community Services District Water Revenue, BIG Insured, Pre-Refunded,
  7.40%, 5/01/15 ............................................................................         1,570,000         1,606,189
 Campbell COP, Civic Center Project, Refunding,
    MBIA Insured, 5.25%, 10/01/28 ...........................................................         6,260,000         6,371,115
    Series 1991, Pre-Refunded, 6.75%, 10/01/17 ..............................................         1,410,000         1,547,616
 Campbell Housing Facility Revenue, San Tomas Gardens Project, Series A, 6.625%, 10/20/34 ...         5,615,000         5,929,159
 Campbell USD, Series A, MBIA Insured, Pre-Refunded, 6.25%, 8/01/19 .........................         3,250,000         3,703,538
 Camrosa Water District COP, Water System Improvement Projects, MBIA Insured, 6.00%, 1/15/20          5,120,000         5,601,997
 Capistrano Bay Park and Recreation District COP, Special Lease Finance, Series Q,
  6.35%, 8/01/12 ............................................................................         2,800,000         2,875,264
 Capistrano Unified PFA, Special Tax Revenue, First Lien, Refunding, Series A,
  AMBAC Insured, 5.70%, 9/01/20 .............................................................        10,640,000        11,324,152
 Carson RDA, Project Area No. 1, Refunding, Series 1992, 6.375%,
    10/01/12 ................................................................................         3,965,000         4,272,962
    10/01/16 ................................................................................         1,565,000         1,684,973
 Castaic Lake Water Agency COP, Water System Improvement Project, Refunding,
  Series A, MBIA Insured,
    6.125%, 8/01/15 .........................................................................        11,540,000        12,790,936
    6.00%, 8/01/18 ..........................................................................         5,345,000         5,852,454
 Cathedral City PFA Revenue, Tax Allocation, Redevelopment Projects, Refunding,
  Series A, MBIA Insured,  5.70%, 8/01/24 ...................................................        11,210,000        11,878,677
 Central San Joaquin Water Conservation District COP, Series 1990, 7.65%, 12/01/18 ..........         5,800,000         6,077,414
 Cerritos PFA Revenue, Los Coyotes Redevelopment Project Loan, Series A, AMBAC
  Insured, 5.75%, 11/01/22 ..................................................................         5,500,000         5,856,565
 Chaffey Community College District COP, 7.40%, 11/01/14 ....................................         5,000,000         5,982,350
 Chico PFA Revenue, Southeast Chico Redevelopment Project, Series A, FGIC
  Insured, 6.625%, 4/01/21 ..................................................................         1,955,000         2,044,637
 Chico RDAR, COP, Insured Health Facilities, Sierra Sunrise Lodge,
    6.80%, 2/01/11 ..........................................................................         4,110,000         4,387,672
    6.75%, 2/01/21 ..........................................................................         2,800,000         2,967,888
 Chino RDA, Tax Allocation, Central City Redevelopment Project, 7.00%, 9/01/22 ..............         9,980,000        10,961,633
 Chino USD, COP, Land Acquisition,
    Series C, BIG Insured, 7.45%, 9/01/24 ...................................................         2,585,000         2,683,256
    Series D, BIG Insured, 7.45%, 9/01/24 ...................................................         7,715,000         7,912,735
    Series E, BIG Insured, 7.50%, 9/01/24 ...................................................           505,000           518,039
    Series G, BIG Insured, 7.35%, 9/01/24 ...................................................         2,480,000         2,573,273
 Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club,
    8.10%, 9/02/01 ..........................................................................            90,000            93,502
    8.20%, 9/02/02 ..........................................................................           135,000           140,222
    8.25%, 9/02/03 ..........................................................................           135,000           140,193
    8.30%, 9/02/04 ..........................................................................           175,000           181,657
    8.30%, 9/02/05 ..........................................................................           200,000           207,442
    8.35%, 9/02/06 ..........................................................................           185,000           191,845
    8.35%, 9/02/07 ..........................................................................           235,000           243,617
    8.375%, 9/02/08 .........................................................................           245,000           253,835
    8.375%, 9/02/09 .........................................................................           265,000           274,514
    8.40%, 9/02/10 ..........................................................................            35,000            36,257
    8.40%, 9/02/11 ..........................................................................           270,000           279,696
    8.40%, 9/02/12 ..........................................................................           315,000           326,249
    8.40%, 9/02/13 ..........................................................................           365,000           378,034
 Clayton Special Tax, CFD No. 90-1, Pre-Refunded, 8.60%, 9/02/22 ............................         6,215,000         6,739,297




                                                                              27
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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                    PRINCIPAL
                                                                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Clovis COP, Pre-Refunded, 7.20%, 8/01/11 ......................................................   $ 2,670,000   $ 2,943,648
 Clovis Sewer Revenue, Refunding, MBIA Insured, 5.20%, 8/01/28 .................................     6,000,000     6,060,960
 Coachella RDA, Tax Allocation, Project Area No. 4, Pre-Refunded, 8.45%, 9/01/20 ...............     1,750,000     1,908,445
 Coachella Valley COP, ID No. 71, Storm Water District, Flood Control Project,
  Pre-Refunded, 6.75%, 10/01/12 ................................................................     3,000,000     3,359,970
 Coachella Valley USD, COP, 8.25%, 9/01/12 .....................................................     6,375,000     6,752,719
 Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding, 4.40%, 9/02/99       795,000       796,534
 Colma 1915 Act, Local ID No. 1, Refunding,
    4.70%, 9/02/99 .............................................................................       425,000       426,156
    4.90%, 9/02/00 .............................................................................       440,000       444,805
 Colton RDA, MFR, Seniors Housing Project, Series A, 7.75%, 7/01/22 ............................     4,100,000     4,231,569
 Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 ...............................     1,555,000     1,644,832
 Commerce Joint Powers Financing Authority Lease Revenue, Community Center, Series A,
  6.25%, 10/01/22 ..............................................................................     4,000,000     4,311,320
 Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ...........    31,825,000    37,376,553
 Compton COP, Civic Center and Capital Improvement, Refunding, Series A, 5.50%, 9/01/15 ........     5,000,000     5,200,600
 Compton CRDA, Tax Allocation,
    Series 1, FSA Insured, 6.75%, 8/01/13 ......................................................     7,375,000     8,127,766
    Walnut Industrial Park, Series 1985, AMBAC Insured, Pre-Refunded, 10.20%, 8/01/09 ..........    13,000,000    13,684,580
 Compton Sewer Revenue,
    6.75%, 7/01/23 .............................................................................     4,535,000     5,159,651
    Series 1993, 6.60%, 7/01/12 ................................................................     1,405,000     1,590,320
 Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding,
  Sub Series A, 6.00%, 7/01/19 .................................................................     8,395,000     8,816,345
 Contra Costa County COP,
    Capital Projects Program, Refunding, AMBAC Insured, 5.25%, 2/01/21 .........................     6,570,000     6,695,750
    Merrithew Memorial Hospital Project, Refunding, MBIA Insured, 5.50%, 11/01/22 ..............    11,000,000    11,529,760
    Series 1994, Pre-Refunded, 6.50%, 8/01/24 ..................................................     4,500,000     5,158,260
 Contra Costa County MFHR, Byron Park Project, Refunding, Series C, GNMA Secured, 6.40%, 1/20/31     5,930,000     6,389,516
 Contra Costa County Public Financing Lease Revenue, Various Capital Facilities,
  Refunding, Series 1999A, 5.00%, 6/01/28 ......................................................     8,950,000     8,827,743
 Contra Costa Transportation Authority Revenue, Sales Tax, Series A,
    ETM, 6.875%, 3/01/07 .......................................................................    13,900,000    15,818,617
    FGIC Insured, ETM, 6.50%, 3/01/09 ..........................................................     1,000,000     1,074,600
 Contra Costa Water District Revenue, Refunding, Series F, FGIC Insured, 5.00%, 10/01/20 .......     5,000,000     4,973,900
 Corcoran Hospital District Revenue, Series A, 6.55%, 7/01/12 ..................................     1,305,000     1,390,908
 Corona 1915 Act,
    AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/99 ............................................     1,390,000     1,408,042
    AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/00 ............................................     1,500,000     1,561,635
    AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/01 ............................................     1,595,000     1,659,853
    AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/02 ............................................     1,690,000     1,757,651
    AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/03 ............................................     1,800,000     1,871,316
    AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/04 ............................................     1,885,000     1,958,496
    AD No. 79-2, Northeast Area, Series B, 7.75%, 9/02/99 ......................................       760,000       768,816
    AD No. 79-2, Northeast Area, Series B, 7.80%, 9/02/00 ......................................       810,000       840,027
    AD No. 79-2, Northeast Area, Series B, 7.80%, 9/02/01 ......................................       875,000       909,536
    AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/02 ......................................       940,000       976,707
    AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/03 ......................................     1,000,000     1,038,630
    AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/04 ......................................     1,075,000     1,115,861



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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                      PRINCIPAL
                                                                                                       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Corona COP,
   Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .............................   $15,000,000   $20,797,650
   Vista Hospital System, Refunding, Series C, 9.50%, 7/01/20 ...................................    22,325,000    22,771,500
Corona RDA, Tax Allocation, Redevelopment Project Area A, Refunding, Series A,
 FGIC Insured, 6.25%, 9/01/16 ...................................................................     3,000,000     3,353,130
Corona-Norco USD,
   Lease Revenue, Land Acquisition, Series A, FSA Insured, 6.00%, 4/15/29 .......................    18,435,000    20,107,608
   Special Tax, CFD No. 88-1, Pre-Refunded, 7.55%, 10/01/14 .....................................     5,195,000     5,464,413
CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 ................     2,100,000     2,116,695
Cucamonga School District COP, Pre-Refunded, 7.60%, 12/01/15 ....................................     1,750,000     1,837,063
Culver City Redevelopment Finance Authority Revenue, Subordinated Lien, Project
 Loans, Series B,
   7.50%, 12/01/08 ..............................................................................     1,630,000     1,701,508
   7.60%, 12/01/15 ..............................................................................     7,955,000     8,310,668
   AMBAC Insured, Pre-Refunded, 7.50%, 12/01/08 .................................................     3,370,000     3,535,467
   AMBAC Insured, Pre-Refunded, 7.60%, 12/01/15 .................................................    16,445,000    17,263,139
Culver City USD, MBIA Insured, 5.75%, 8/01/36 ...................................................     5,000,000     5,398,850
Cupertino COP,
   Memorial Park Expansion Project, Bank Qualified, Pre-Refunded, 7.25%, 7/01/10 ................     4,110,000     4,388,905
   Refunding, Series A, 5.75%, 1/01/16 ..........................................................     5,000,000     5,318,400
   Refunding, Series B, 6.25%, 7/01/10 ..........................................................     3,535,000     3,818,154
Cypress COP, Civic Center, Refunding and Improvement Project, 6.80%, 8/01/17 ....................     3,440,000     3,723,456
Desert Hot Springs RDA, Tax Allocation, Redevelopment Project No. 2, Series A, 6.625%, 9/01/20 ..     1,230,000     1,328,843
Downey Community Development Commission Tax Allocation, Downey Redevelopment Project, Refunding,
 MBIA Insured, 5.125%,
   8/01/20 ......................................................................................     2,770,000     2,776,316
   8/01/28 ......................................................................................     4,120,000     4,132,154
Duarte COP,
   City Civic Center, Refunding, 7.00%, 6/15/22 .................................................     5,370,000     5,790,954
(a)Series A, 5.25%, 4/01/19 .....................................................................     5,000,000     4,933,000
(a)Series A, 5.25%, 4/01/24 .....................................................................     5,000,000     4,904,450
(a)Series A, 5.25%, 4/01/31 .....................................................................    10,000,000     9,728,100
East Bay MUD,
   Wastewater System Revenue, Subordinated, MBIA Insured, 4.75%, 6/01/28 ........................     7,225,000     6,874,443
   Wastewater System Revenue, Subordinated, MBIA Insured, 5.00%, 6/01/38 ........................    23,115,000    22,800,405
   Water System Revenue, MBIA Insured, 4.75%, 6/01/34 ...........................................    36,000,000    34,003,800
   Water System Revenue, Subordinated Lien, Refunding, FGIC Insured, 5.00%, 6/01/26 .............     7,280,000     7,194,242
   Water System Revenue, Subordinated, MBIA Insured, 5.00%, 6/01/38 .............................    64,095,000    63,222,667
   Water System Revenue, Subordinated, Refunding, 6.00%, 6/01/20 ................................    15,100,000    16,256,509
East Side UHSD, Santa Clara County, Series D, FGIC Insured, 5.80%, 9/01/21 ......................     9,100,000     9,755,564
Eastern Municipal Water District, Water and Sewer Revenue COP, Refunding, Series A, FGIC Insured,
 6.30%, 7/01/20 .................................................................................     7,975,000     8,446,562
   El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%, 10/01/22    11,285,000    11,548,730
   El Camino Hospital District Revenue, Refunding, Series A, ETM, 7.25%, 8/15/09 ................     8,945,000    10,708,417
   El Dorado County Board Authority Lease Revenue, Capital Facilities Project,
      Pre-Refunded, 7.40%, 11/01/09 .............................................................     5,500,000     5,955,345
   El Dorado UHSD COP, Capital Projects, 6.30%, 8/01/12 .........................................     3,390,000     3,580,518
   El Monte COP, Department of Public Social Services Facility, AMBAC Insured, 4.75%, 6/01/30 ...    10,790,000    10,251,471
   El Monte PFA, Tax Allocation Revenue, Downtown El Monte Redevelopment Project,
      Series A, Pre-Refunded, 6.35%, 12/01/23 ...................................................     2,480,000     2,817,379



                                                                              29
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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                       PRINCIPAL
                                                                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Emeryville PFA Revenue,
   Housing Increment Loan, 6.20%, 9/01/25 ........................................................   $  3,115,000   $  3,329,842
   Housing Increment Loan, Series A, Pre-Refunded, 6.20%, 9/01/25 ................................      2,970,000      3,412,797
   Shellmound Park Redevelopment and Housing Project, Series B, MBIA Insured,
    5.00%, 9/01/28 ...............................................................................     20,000,000     19,756,200
Empire USD COP, Garst School Supplies Financing Project, 6.75%, 12/01/17 .........................      1,165,000      1,243,812
Empire USD, Special Tax, CFD No. 1987-1, Refunding, Series A, MBIA Insured, 6.50%, 10/01/17 ......      2,700,000      2,971,134
Escondido COP,
   Escondido Mobile Home Park, Pre-Refunded, 7.25%, 3/01/07 ......................................      1,000,000      1,089,070
   Escondido Mobile Home Park, Pre-Refunded, 7.40%, 3/01/21 ......................................      4,910,000      5,360,787
   Wastewater Project, Refunding, AMBAC Insured, 5.70%, 9/01/26 ..................................     13,465,000     14,446,464
   Wastewater Project, Refunding, AMBAC Insured, 5.80%, 9/01/26 ..................................        400,000        432,108
Fairfield PFA Revenue,
   Fairfield Redevelopment Projects, Series A, 7.80%, 8/01/19 ....................................      2,145,000      2,179,856
   Municipal Park ID No 1, Series A, FSA Insured, 5.00%, 7/01/23 .................................      5,000,000      4,951,100
Fairoaks Fire Protection District COP, 8.00%, 12/01/15 ...........................................      1,960,000      2,086,479
Fallbrook UHSD, San Diego County, Series A, MBIA Insured, Pre-Refunded, 6.25%, 9/01/19 ...........      6,000,000      6,847,560
Fillmore COP, Water System Improvement Project, AMBAC Insured, 7.70%, 5/01/19 ....................      2,590,000      3,060,189
Folsom PFA Revenue, Local Agency,
   7.25%, 10/01/10 ...............................................................................      3,000,000      3,156,570
   8.00%, 10/01/18 ...............................................................................      7,590,000      7,727,379
Folsom Special Tax, CFD No. 2, Pre-Refunded,
   7.60%, 12/01/09 ...............................................................................      3,910,000      4,104,523
   7.70%, 12/01/19 ...............................................................................      3,950,000      4,149,041
Fontana PFA Revenue, Tax Allocation, North Fontana Redevelopment,
   Series B, 6.30%, 1/15/24 ......................................................................      1,905,000      1,993,887
   Subordinated Lien, Series A, Pre-Refunded, 7.65%, 12/01/09 ....................................      2,000,000      2,250,320
   Subordinated Lien, Series A, Pre-Refunded, 7.75%, 12/01/20 ....................................     11,005,000     12,410,118
Fontana RDA, Tax Allocation,
   Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%, 10/01/27 ......................     12,500,000     12,658,875
   Jurupa Hills Redevelopment Project, Series A, Pre-Refunded, 7.10%, 10/01/23 ...................     10,000,000     11,313,600
   Southwest Industrial Park Project, Refunding, MBIA Insured, 5.00%, 9/01/22 ....................      7,500,000      7,387,725
   Southwest Industrial Park Project, Refunding, MBIA Insured, 5.20%, 9/01/30 ....................      7,195,000      7,234,860
Foothill/Eastern Corridor Agency, Toll Road Revenue, senior lien, Series A,
   6.50%, 1/01/32 ................................................................................    108,175,000    120,730,872
   6.00%, 1/01/34 ................................................................................    132,495,000    144,204,908
   5.00%, 1/01/35 ................................................................................     15,955,000     15,214,369
Fort Bragg RDAR, Tax Allocation, Fort Bragg Redevelopment Project, Series A, 6.875%, 5/01/18 .....      2,015,000      2,165,339
Fortuna and Susanville Cities COP, Series B, 7.375%, 9/01/17 .....................................      2,000,000      2,118,160
Fremont COP, Series A, MBIA Insured, Pre-Refunded, 5.90%, 8/01/25 ................................      8,320,000      8,778,266
Fremont RDA, Tax Allocation, Irvington Redevelopment Project, 7.75%, 8/01/06 .....................      1,980,000      2,013,224
Fresno County COP, American Avenue Landfill Project,
   ETM, 7.75%, 11/01/99 ..........................................................................        295,000        303,012
   ETM, 7.90%, 11/01/00 ..........................................................................        320,000        342,832
   ETM, 8.00%, 11/01/01 ..........................................................................        345,000        383,719
   Pre-Refunded, 8.25%, 11/01/13 .................................................................      7,185,000      8,232,860
Fresno County Office of Education COP, Capital Outlay Financing Program, Series C, 7.50%, 12/01/10      2,470,000      2,610,741
Fresno Health Facilities Revenue, Holy Cross Health Systems Corp., MBIA Insured, 5.625%, 12/01/15       5,000,000      5,343,100



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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                      AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Fresno RDAR, Tax Allocation, Mariposa Redevelopment Project, Series A, 6.625%, 2/01/23 .........   $ 1,505,000   $ 1,586,059
Fresno USD,
   COP, Project Phase VI, Series A, Pre-Refunded, 7.20%, 5/01/11 ...............................     7,065,000     7,728,686
   GO, Series D, FSA Insured, 5.125%, 8/01/22 ..................................................     6,070,000     6,098,590
Galt 1915 Act, AD No. 9, 7.75%, 9/02/24 ........................................................     5,705,000     5,902,849
Galt COP, Wastewater Improvement, 7.80%, 9/01/10 ...............................................     3,340,000     3,514,214
Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, 8.00%, 9/01/15 ...............     3,980,000     4,020,636
Glendale USD, COP, Series A, AMBAC Insured, 6.00%, 3/01/19 .....................................     7,250,000     7,870,020
Grand Terrace PFA, Series A, Pre-Refunded, 7.85%, 6/01/21 ......................................     2,945,000     3,269,421
Grass Valley Hospital Revenue, Sierra Nevada Memorial Hospital, 7.25%, 4/01/19 .................     3,000,000     3,060,000
Hawaiian Gardens RDA, Tax Allocation, Project No. 1,
   Refunding, 6.35%, 12/01/33 ..................................................................    13,000,000    13,803,400
   Refunding, ETM, 8.00%, 12/01/10 .............................................................     6,905,000     8,296,772
Hemet USD, COP, Series 1991, Pre-Refunded, 8.00%, 12/01/13 .....................................     4,000,000     4,535,880
Hemet Valley Hospital District Revenue COP, Hemacinto Community Corp. Project, Series A, 7.75%,
 5/01/19 .......................................................................................     2,570,000     2,624,844
Hesperia PFA Revenue, Highway and Street Improvement, Series A, 6.10%, 10/01/10 ................     1,600,000     1,737,888
Hesperia Water District COP, Water Facilities Improvement Projects, Refunding,
 FGIC Insured, Pre-Refunded, 7.15%, 6/01/26 ....................................................     5,000,000     5,472,300
Hollister RDA, Tax Allocation, Community Development Project,
   Series 1989, Pre-Refunded, 7.55%, 10/01/13 ..................................................     2,000,000     2,084,000
   Series B, FSA Insured, 6.625%, 10/01/07 .....................................................     1,905,000     2,073,821
   Series B, FSA Insured, 6.75%, 10/01/13 ......................................................     1,495,000     1,628,145
Huntington Beach COP, Emerald Cove Senior Citizens Housing Project, Refunding, 7.00%, 9/01/21 ..     3,655,000     3,772,435
Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects, Refunding, 7.00%, 8/01/24     2,630,000     2,778,700
Huntington Park PFA,
   Lease Revenue, Series A, 7.875%, 9/01/19 ....................................................     4,690,000     4,875,208
   Local Agency Revenue, Refunding, Series A, MBIA Insured, 6.45%, 9/01/22 .....................    10,000,000    11,231,600
Huntington Park RDA, Sales and Use Tax Revenue, Junior Lien, Tax Allocation, Merged Project,
 Pre-Refunded, 8.00%, 1/01/22 ..................................................................    11,665,000    12,313,924
Imperial COP,
   Wastewater System Refining Program, Refunding, Series B, 5.85%, 10/15/16 ....................     1,820,000     1,906,213
   Wastewater System Refining Program, Refunding, Series B, 5.875%, 10/15/20 ...................     3,175,000     3,322,606
   Water System Refining Program, Refunding, Series A, 5.85%, 10/15/16 .........................     2,625,000     2,749,346
   Water System Refining Program, Refunding, Series A, 5.875%, 10/15/20 ........................     4,535,000     4,745,832
Imperial Irrigation District COP, Electric System Project, Series 1994, Pre-Refunded,
 6.00%, 11/01/18 ...............................................................................    21,010,000    23,729,955
Indio PFA Revenue, Tax Allocation, Refunding, Series 1992,
   6.85%, 8/15/01 ..............................................................................       255,000       270,101
   6.95%, 8/15/02 ..............................................................................       275,000       291,572
   7.10%, 8/15/03 ..............................................................................       300,000       318,666
   7.30%, 8/15/22 ..............................................................................    12,120,000    12,892,529
Industry COP, Refunding, 6.625%, 6/01/06 .......................................................    11,380,000    12,963,527
Industry Urban Development Agency Tax Allocation, Transportation District No. 3
 Project, Refunding, 6.90%, 11/01/07 ...........................................................     5,860,000     6,382,302
Inglewood Hospital Revenue, Daniel Freeman Hospital Inc., Pre-Refunded, 6.75%, 5/01/13 .........    12,000,000    13,020,240
Inglewood PFA Revenue, La Cinega Redevelopment Project, Series A, AMBAC
 Insured, 6.00%, 5/01/16 .......................................................................     7,410,000     7,980,718
Inglewood USD, COP, 7.375%, 10/01/05 ...........................................................     2,990,000     3,093,185



                                                                              31
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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                  PRINCIPAL
                                                                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project,
  Series B, FSA Insured,
    6.25%, 8/01/11 ............................................................................   $ 5,000,000   $ 5,686,350
    6.00%, 8/01/16 ............................................................................     5,000,000     5,508,750
 Intermodal Container Transfer Facility Joint Powers Authority Revenue, Refunding, Series A,
    7.65%, 11/01/04 ...........................................................................     9,640,000     9,834,150
    7.70%, 11/01/14 ...........................................................................    27,465,000    28,026,385
 Inyo County COP, Series 1990, 7.30%, 12/01/10 ................................................     1,470,000     1,500,547
 Irvine USD, Special Tax, CFD No. 86-1, Refunding, AMBAC Insured, 5.80%, 11/01/20 .............     8,165,000     8,908,015
 Irwindale CRDA, Tax Allocation,
    Individual Development Project, Pre-Refunded, 6.60%, 8/01/18 ..............................     1,630,000     1,897,027
    Individual Development Project, Pre-Refunded, 6.625%, 8/01/26 .............................     9,100,000    10,674,755
    Senior Lien, Refunding, FSA Insured, 5.75%, 8/01/26 .......................................    10,220,000    11,072,450
 Irwindale Public Finance Authority Special Tax, CFD No.1, Pre-Refunded, 8.50%, 11/01/20 ......    10,000,000    11,042,400
 John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/23 ..................     1,760,000     1,962,136
 Jurupa Community Services District Special Tax, CFD No.1, FSA Insured, 4.75%, 9/01/24 ........    13,290,000    12,703,911
 Keppel USD, Special Tax, CFD No. 91-1, Series A, 7.40%, 9/01/16 ..............................     2,000,000     2,201,340
 Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 .................    17,000,000    16,804,500
 Kern County Board of Education COP, Refunding, Series A, MBIA Insured, 5.20%, 5/01/28 ........    13,685,000    13,764,647
 Kern County Housing Authority RRMR, Series A, 9.875%, 9/01/08 ................................     3,970,000     3,997,552
 Kern County Housing Authority SFMR, Series A, GNMA Secured,
    7.45%, 12/01/02 ...........................................................................       145,000       149,730
    7.55%, 12/01/07 ...........................................................................       320,000       341,059
    7.65%, 12/01/12 ...........................................................................       465,000       493,765
    7.70%, 12/01/23 ...........................................................................     2,115,000     2,238,410
    7.50%, 10/01/24 ...........................................................................       835,000       878,353
 Kings River Conservation District Pine Flat Power Revenue,
    Refunding, Series D, Pre-Refunded, 5.50%, 1/01/20 .........................................     6,450,000     6,681,620
    Series D, Pre-Refunded, 6.00%, 1/01/17 ....................................................     6,455,000     6,862,633
 La Habra COP, Park La Habra and Viewpark Projects, FSA Insured, Pre-Refunded, 6.625%, 11/01/22     3,000,000     3,359,550
 La Mesa Parking Authority Lease Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/07 ...........     3,520,000     3,874,570
 La Mirada RDA,
    Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 7.90%, 10/01/01 ...........       295,000       320,591
    Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 8.00%, 10/01/02 ...........       315,000       342,783
    Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 8.00%, 10/01/03 ...........       340,000       369,988
    Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 8.25%, 10/01/20 ...........    12,725,000    13,893,155
    Tax Allocation, Housing, Refunding, Series A, FSA Insured, 5.875%, 8/15/25 ................     7,100,000     7,728,847
 La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 ................................................     1,745,000     1,871,478
 La Palma Community Development Commission Tax Allocation, La Palma Community Development
  Project No. 1,
    7.10%, 6/01/21 ............................................................................     4,945,000     5,233,541
    6.10%, 6/01/22 ............................................................................     2,355,000     2,459,279
 La Quinta RDA, Tax Allocation,
    Redevelopment Project Area No. 1, Refunding, AMBAC Insured, 5.20%, 9/01/28 ................     8,600,000     8,647,644
    Redevelopment Project Area No. 1, Refunding, AMBAC Insured, 5.25%, 9/01/33 ................     4,300,000     4,358,265
    Redevelopment Project Areas No. 1 and 2, MBIA Insured, 6.00%, 9/01/25 .....................     7,500,000     8,285,325
 Lake Arrowhead Community Services District COP, Refunding, FGIC Insured, 6.50%, 6/01/15 ......    10,000,000    10,934,500


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STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)



                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Lake Elsinore PFA, Tax Allocation Revenue, Lake Elsinore Redevelopment Projects, Series A,
  FSA Insured, 5.80%, 9/01/25 ................................................................   $ 6,750,000   $ 7,255,373
 Lake Elsinore Public Financing Authority Tax Allocation Revenue, Series A, 5.50%, 9/01/30 ...    13,050,000    13,181,414
 Lake Elsinore USD,
    COP, Pre-Refunded, 6.90%, 2/01/20 ........................................................     5,150,000     5,831,036
    Special Tax, CFD No. 8, Pre-Refunded, 8.25%, 9/01/16 .....................................     4,200,000     4,732,980
 Lakewood RDA, Tax Allocation, Redevelopment Project No.1, Refunding, Series A,
  FSA Insured, 6.50%, 9/01/17 ................................................................     6,705,000     7,365,979
 Lancaster COP, School District Project, FSA Insured, Pre-Refunded,
    6.95%, 3/01/12 ...........................................................................     2,640,000     2,991,859
    7.00%, 3/01/22 ...........................................................................     3,555,000     4,001,757
 Lancaster RDA,
    RMR, Los Angeles County, Series A, 10.125%, 9/01/16 ......................................         5,000         5,022
    Tax Allocation, Amargosa Redevelopment Project, Refunding, MBIA Insured, 6.85%, 2/01/19 ..     6,055,000     6,477,155
    Tax Allocation, Combined Redevelopment Project Areas, Housing Program, MBIA
      Insured, 5.80%, 8/01/23 ................................................................     9,125,000     9,784,373
    Tax Allocation, Combined Redevelopment Project Areas, Sheriff's Program, MBIA
      Insured, 5.70%, 8/01/23 ................................................................    13,140,000    14,038,250
 Lassen County COP, Public Facility Project,
    Series A, Pre-Refunded, 7.50%, 11/01/04 ..................................................     1,260,000     1,307,565
    Series A, Pre-Refunded, 7.60%, 11/01/09 ..................................................     1,840,000     1,904,529
    Series B, Pre-Refunded, 7.50%, 11/01/04 ..................................................       835,000       866,521
    Series B, Pre-Refunded, 7.60%, 11/01/09 ..................................................     1,050,000     1,086,824
 Lemon Grove CDA, Tax Allocation,
    1998 Refunding, 5.75%, 8/01/28 ...........................................................     8,115,000     8,304,161
    Lemon Redevelopment Project, Pre-Refunded, 6.90%, 8/01/20 ................................     1,000,000     1,120,080
 Lemoore Financing Authority Lease Revenue, Water and Wastewater System Improvement Project,
  AMBAC Insured, 6.20%, 12/01/20 .............................................................     4,400,000     4,863,408
 Lemoore RDA, Tax Allocation, Refunding, 6.85%, 8/01/25 ......................................     6,105,000     6,656,892
 Liberty UHSD, Series A, FSA Insured, 6.20%, 8/01/19 .........................................     2,745,000     3,039,758
 Little Lake City School District COP, Refunding, Series A,
    6.15%, 6/01/06 ...........................................................................       280,000       290,466
    6.20%, 6/01/07 ...........................................................................       300,000       311,208
    6.25%, 6/01/08 ...........................................................................       315,000       326,617
    6.25%, 6/01/09 ...........................................................................       335,000       346,779
    6.25%, 6/01/10 ...........................................................................       355,000       367,482
 Local Medical Facilities Financing Authority COP, Insured California Health Clinic
   Project, 7.55%, 3/01/20 ...................................................................     9,165,000     9,619,492
 Local Medical Facilities Financing Authority II COP, Insured California Health Clinic
   Project, 7.55%, 11/01/20 ..................................................................     4,060,000     4,347,489
 Local Medical Facilities Financing Authority III COP, Insured California Health Clinic
   Project, 6.90%, 7/01/22 ...................................................................     3,535,000     3,833,107
 Loma Linda Hospital Revenue,
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 3.00%, 12/01/99        725,000       724,754
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 3.65%, 12/01/00      5,690,000     5,687,098
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 3.85%, 12/01/01      5,850,000     5,860,004
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.00%, 12/01/02      6,030,000     6,054,180
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.15%, 12/01/03      6,200,000     6,231,000
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.25%, 12/01/04      6,400,000     6,441,280
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.35%, 12/01/05      6,610,000     6,651,445
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.45%, 12/01/06      6,970,000     7,019,139
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.55%, 12/01/07      7,245,000     7,301,366
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.65%, 12/01/08      7,545,000     7,585,441
 (a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 4.75%, 12/01/09      7,850,000     7,895,216


                                                                              33
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Loma Linda Hospital Revenue, (cont.)
(a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 5.15%, 12/01/13 ...    $  5,405,000    $  5,437,862
(a)Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 5.25%, 12/01/15 ...       5,960,000       6,019,004
   Loma Linda University Medical Center, Refunding, Series A, AMBAC Insured, 6.55%, 12/01/18 ...      11,525,000      12,704,930
   Loma Linda University Medical Center, Refunding, Series B, MBIA Insured, 5.00%, 12/01/22 ....       8,000,000       7,879,440
Long Beach California Board Finance Authority Lease Revenue,
   Civic Center Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/27 ....................       5,000,000       4,940,100
   Temple and Willow Facility, Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ..............      14,935,000      14,756,079
Long Beach COP, Fleet Services Project, Series A, Pre-Refunded, 6.60%, 5/01/14 .................       7,715,000       8,154,446
Long Beach Harbor Revenue, MBIA Insured, 5.25%, 5/15/25 ........................................      15,500,000      15,621,210
Long Beach HMR, Series A, 9.60%, 11/01/14 ......................................................       1,740,000       1,743,254
Long Beach USD, COP, Los Angeles County Schools, Series A, 6.30%, 12/01/12 .....................       3,735,000       3,954,767
Los Angeles Community College District COP, Series A,
   Capital Improvement Project, Pre-Refunded, 7.50%, 8/15/09 ...................................       7,175,000       7,434,592
   Refunding, FSA Insured, 6.00%, 8/15/20 ......................................................       4,330,000       4,669,515
Los Angeles COP,
   Ararat Mission Hills Project, Series A, 7.25%, 6/01/21 ......................................       3,245,000       3,500,803
   Bay Harbor Hospital Inc., 7.30%, 4/01/20 ....................................................       5,335,000       5,601,323
Los Angeles County Capital Assets Leasing Corp. Leasehold Revenue, Refunding, AMBAC Insured,
 6.00%, 12/01/16 ...............................................................................       6,000,000       6,501,120
Los Angeles County COP,
   CHFCLP Insured Health Clinic Program, Behavioral Health Service, Refunding,
     Series F, 5.875%, 1/01/21 .................................................................       7,520,000       8,051,589
   CHFCLP Insured Health Clinic Program, Series A, 7.30%, 1/01/21 ..............................      15,545,000      16,585,427
   CHFCLP Insured Health Clinic Program, Series B, 7.05%, 8/01/21 ..............................       7,175,000       7,606,002
   CHFCLP Insured Health Clinic Program, Series C, 6.90%, 1/01/22 ..............................       1,220,000       1,292,749
   Disney Parking Project, Pre-Refunded, 5.50%, 9/01/21 ........................................      11,560,000      12,352,669
   Disney Parking Project, Pre-Refunded, 6.50%, 3/01/23 ........................................      13,060,000      14,628,767
   Disney Parking Refunding Project, AMBAC Insured, 4.75%, 3/01/23 .............................       8,000,000       7,657,920
   Marina del Rey, Series A, 6.50%, 7/01/08 ....................................................      21,615,000      23,507,826
   Retirement Housing Foundation, Refunding, 6.625%, 4/15/12 ...................................       3,400,000       3,758,462
   Retirement Housing Foundation, Refunding, 6.75%, 4/15/22 ....................................       7,665,000       8,500,408
   Series 1992, 6.625%, 7/01/22 ................................................................       1,000,000       1,080,250
Los Angeles County MTA, Sales Tax Revenue,
   Proposition A, First Tier, Refunding, Senior Series A, MBIA Insured, 5.25%, 7/01/27 .........      32,395,000      32,913,644
   Proposition A, First Tier, Senior Series A, MBIA Insured, 6.00%, 7/01/23 ....................       6,000,000       6,624,900
   Proposition A, Refunding, Series A, FGIC Insured, 5.00%, 7/01/21 ............................     118,800,000     118,002,852
   Proposition A, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 ...........................      10,060,000      10,649,918
   Proposition A, Second Tier, Refunding, MBIA Insured, 6.00%, 7/01/26 .........................      12,200,000      13,462,700
   Proposition C, Refunding, Second Series A, AMBAC Insured, 5.00%, 7/01/23 ....................      66,060,000      65,413,933
   Proposition C, Second Senior Series A, AMBAC Insured, 5.00%, 7/01/25 ........................      58,000,000      57,327,200
Los Angeles County Public Works Financing Authority Revenue,
   Master Project, Refunding, Series A, FSA Insured, 5.25%, 3/01/15 ............................       5,000,000       5,207,450
   Multiple Capital Facilities Project, Series B, AMBAC Insured, 5.125%, 12/01/29 ..............      10,000,000      10,036,000
   Regional Park and Open Space District, Series A, Pre-Refunded, 6.00%, 10/01/15 ..............      35,355,000      39,880,794
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Series A,
   5.00%, 10/01/23 .............................................................................      14,300,000      14,160,432
   MBIA Insured, 5.25%, 10/01/19 ...............................................................      30,000,000      30,644,100
   MBIA Insured, 5.00%, 10/01/23 ...............................................................      25,750,000      25,321,263


34
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Los Angeles County SFMR, Issue A, GNMA Secured,
   7.875%, 8/01/16 ..........................................................................    $  1,925,000    $  2,058,095
   8.00%, 3/01/17 ...........................................................................       2,550,000       2,646,059
Los Angeles County Special Tax,
   CFD No. 1, Palmdale/Lancaster Waterworks, Series A, 8.00%, 9/01/06 .......................         230,000         233,648
   CFD No. 1, Palmdale/Lancaster Waterworks, Series A, 8.125%, 9/01/18 ......................       4,350,000       4,421,688
   CFD No. 3, Series A, Pre-Refunded, 7.60%, 9/01/14 ........................................       5,785,000       6,007,144
Los Angeles County Transportation Commission Lease Revenue, FSA Insured, 7.375%, 12/15/06 ...      13,080,000      14,142,227
Los Angeles County Transportation Commission Sales Tax Revenue,
   Proposition C, Second Senior, Series A, MBIA Insured, Pre-Refunded, 6.625%, 7/01/09 ......      29,590,000      32,874,490
   Proposition C, Second Senior, Series A, MBIA Insured, Pre-Refunded, 6.25%, 7/01/13 .......      15,000,000      16,518,900
   Proposition C, Second Senior, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/23 .......      35,780,000      39,131,870
   Refunding, Series A, 7.40%, 7/01/09 ......................................................      26,410,000      27,209,695
   Refunding, Series A, 7.40%, 7/01/15 ......................................................       1,830,000       1,885,412
   Refunding, Series B, 6.50%, 7/01/13 ......................................................       4,300,000       4,626,327
   Refunding, Series B, FGIC Insured, 5.75%, 7/01/18 ........................................      28,095,000      29,092,092
   Refunding, Series B, MBIA Insured, 5.75%, 7/01/18 ........................................      13,480,000      13,958,405
   Series B, FGIC Insured, Series B, FGIC Insured, 6.50%, 7/01/13 ...........................       5,000,000       5,385,100
Los Angeles CRDA,
   Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B, 6.625%, 9/01/14       7,500,000       8,086,650
   Financing Authority Revenue, Pooled Financing, Bunker Harbor, Series A, 6.375%, 9/01/14 ..       5,000,000       5,537,500
   MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 .........................       6,350,000       6,712,712
   Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.625%, 12/01/18 ..........      20,000,000      21,080,200
   Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.625%, 12/01/23 ..........      50,090,000      52,503,336
   Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.60%, 12/01/28 ...........      36,900,000      38,604,411
   Tax Allocation, Series G, ETM, 6.75%, 7/01/10 ............................................       8,060,000       8,154,463
Los Angeles Department of Airports Revenue, Ontario International Airport, Series A,
 FGIC Insured,
   6.00%, 5/15/26 ...........................................................................      10,000,000      10,893,500
Los Angeles Department of Water and Power Electric Plant Revenue,
   FGIC Insured, 6.125%, 1/15/33 ............................................................       5,000,000       5,421,550
   Refunding, 5.875%, 9/01/30 ...............................................................      33,125,000      35,842,575
   Refunding, FGIC Insured, 5.875%, 9/01/30 .................................................      19,400,000      20,991,576
   Refunding, MBIA Insured, 6.00%, 2/01/28 ..................................................      11,060,000      11,847,472
   Refunding, MBIA Insured, 5.875%, 9/01/30 .................................................      15,000,000      16,230,600
   Refunding, Second Issue, 5.40%, 11/15/31 .................................................      14,500,000      14,838,575
   Refunding, Series 1989, 7.40%, 9/01/20 ...................................................      25,380,000      26,334,288
   Refunding, Series 1992, 6.375%, 2/01/20 ..................................................       8,245,000       8,911,443
   Refunding, Series 1992, 6.00%, 2/01/28 ...................................................       8,290,000       8,880,248
   Refunding, Series 1993, MBIA Insured, 5.375%, 9/01/23 ....................................      62,955,000      64,508,729
   Second Issue, 6.00%, 8/15/32 .............................................................      37,600,000      40,622,288
   Series 1993, 6.125%, 1/15/33 .............................................................     101,095,000     109,618,319
Los Angeles Department of Water and Power Waterworks Revenue,
   FGIC Insured, 6.125%, 5/15/25 ............................................................      11,100,000      12,380,496
   Refunding, Series 1992, 6.40%, 5/15/28 ...................................................      21,590,000      22,964,851
   Refunding, Series 1993, 5.80%, 4/15/24 ...................................................      10,520,000      11,186,126
   Second Issue, 6.50%, 11/01/14 ............................................................       1,000,000       1,082,340
   Second Issue, 6.40%, 11/01/31 ............................................................      14,815,000      15,999,015
   Second Issue, 6.00%, 7/15/32 .............................................................      15,590,000      16,911,408


                                                                              35
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                     PRINCIPAL
                                                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Los Angeles Department of Water and Power Waterworks Revenue, (cont.)
    Second Issue, FGIC Insured, 6.40%, 11/01/31 ................................    $ 5,500,000    $ 5,946,600
    Second Issue, FGIC Insured, 6.00%, 7/15/32 .................................      3,200,000      3,455,744
    Second Issue, MBIA Insured, 6.00%, 7/15/32 .................................      4,330,000      4,676,054
    Series 1992, 6.50%, 4/15/32 ................................................      3,500,000      3,809,015
    Series 1994, MBIA Insured, 6.375%, 7/01/34 .................................      3,000,000      3,359,400
 Los Angeles GO, Series A,
    FGIC Insured, Pre-Refunded, 6.10%, 9/01/12 .................................      6,465,000      7,186,623
    FGIC Insured, Pre-Refunded, 6.125%, 9/01/13 ................................      8,130,000      9,045,682
    FGIC Insured, Pre-Refunded, 6.30%, 9/01/15 .................................     11,470,000     12,842,959
    MBIA Insured, 6.00%, 9/01/12 ...............................................      5,000,000      5,533,750
 Los Angeles Harbor Department Revenue,
    Refunding, Series C, MBIA Insured, 5.375%, 11/01/25 ........................      9,000,000      9,233,190
    Series B, 6.125%, 8/01/18 ..................................................     24,810,000     27,445,070
    Series B, 6.20%, 8/01/22 ...................................................     59,835,000     66,309,147
    Series B, 5.375%, 11/01/23 .................................................      7,460,000      7,573,989
    Series B, MBIA Insured, 6.20%, 8/01/25 .....................................     35,690,000     39,622,324
 Los Angeles HMR, Series 1985, 9.00%, 6/15/18 ..................................        235,000        235,160
 Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 .....      7,350,000      7,606,148
 Los Angeles Municipal Improvement Corp. Lease Revenue, Central Library Project,
  Refunding, Series A, 6.30%, 6/01/18 ..........................................      3,000,000      3,244,080
 Los Angeles USD,
 COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.50%, 6/01/04 ..........      3,040,000      3,343,179
    COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.60%, 6/01/05 .......      1,145,000      1,258,241
    COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.60%, 6/01/06 .......      3,610,000      3,961,361
    COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.625%, 6/01/08 ......      8,505,000      9,315,016
    Series A, FGIC Insured, 5.375%, 7/01/16 ....................................      5,000,000      5,255,950
    Series A, FGIC Insured, 5.00%, 7/01/21 .....................................     50,750,000     50,409,468
    Series A, FGIC Insured, 5.40%, 7/01/22 .....................................     23,525,000     24,304,148
 (a)Series B, FGIC Insured, 5.00%, 7/01/23 .....................................     23,020,000     22,794,864
 Los Angeles Wastewater System Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 12/01/12 .........................     15,000,000     16,092,000
    Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 .........................     25,665,000     27,425,362
    Refunding, Series A, MBIA Insured, 5.70%, 6/01/20 ..........................     65,445,000     69,755,862
    Refunding, Series A, MBIA Insured, 5.80%, 6/01/21 ..........................     35,505,000     37,963,366
    Refunding, Series C, MBIA Insured, 5.60%, 6/01/20 ..........................     31,540,000     33,499,265
    Refunding, Series D, FGIC Insured, 6.00%, 11/01/14 .........................      8,000,000      8,816,640
    Series A, MBIA Insured, 5.875%, 6/01/24 ....................................     45,400,000     48,917,592
    Series B, AMBAC Insured, 6.00%, 6/01/22 ....................................     10,650,000     11,442,680
    Series B, MBIA Insured, 5.70%, 6/01/23 .....................................     75,720,000     80,618,327
    Series C, Pre-Refunded, 7.10%, 6/01/18 .....................................     15,495,000     15,900,814
 (a)Series A, FGIC Insured, 5.00%, 6/01/28 .....................................     10,000,000      9,878,300
 Lynwood RDA, Tax Allocation, Project Area, Series A, 6.50%, 7/01/13 ...........      6,705,000      7,176,898
 Madera County COP, Valley Children's Hospital, MBIA Insured,
    5.00%, 3/15/23 .............................................................     14,500,000     14,261,040
    5.75%, 3/15/28 .............................................................     27,500,000     29,338,375
    Pre-Refunded, 6.125%, 3/15/23 ..............................................     18,000,000     20,515,140
 Madera USD, COP, 6.50%, 12/01/07 ..............................................      1,250,000      1,351,863


36
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ....    $ 2,235,000    $ 2,499,266
 Marin County COP, Capital Improvement Project, Pre-Refunded, 6.625%, 8/01/06 ..........      2,330,000      2,539,187
 Martinez USD, Refunding, Series 1992, 6.00%,
    8/01/06 ............................................................................      1,260,000      1,316,070
    8/01/10 ............................................................................      1,265,000      1,321,470
 Marysville COP, Capital Improvement Financing Project, 7.125%, 2/01/13 ................      1,110,000      1,197,834
 Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC
   Insured, 5.00%, 1/01/22 .............................................................      5,000,000      4,926,150
 Menlo Park CDA, MFHR, Gateway Project, Series A, FHA Insured, 8.25%, 12/01/28 .........      3,470,000      3,561,920
 Merced Irrigation District COP, Water Facilities Project, 6.40%, 11/01/10 .............      3,580,000      3,958,728
 Metropolitan Water District Revenue, Southern California Waterworks,
    5.50%, 7/01/19 .....................................................................     81,315,000     84,833,500
    5.00%, 7/01/20 .....................................................................      7,765,000      7,724,156
    Series A, 5.00%, 7/01/26 ...........................................................     48,995,000     48,416,369
    Series A, 5.00%, 7/01/37 ...........................................................     16,080,000     15,836,066
    Series A, MBIA Insured, 5.00%, 7/01/30 .............................................     27,430,000     27,086,028
    Series C, 5.00%, 7/01/27 ...........................................................     95,705,000     94,555,583
    Series C, 5.00%, 7/01/37 ...........................................................     24,390,000     24,020,004
 Mid-Peninsula Regional Open Space District COP,
    Series 1990, Pre-Refunded, 7.60%, 9/01/20 ..........................................      5,000,000      5,192,000
    Special District Association Finance Corp., 5.75%, 9/01/20 .........................      5,200,000      5,402,488
 Mid-Peninsula Regional Open Space District, Series 1990, 7.50%,
    9/01/07 ............................................................................      1,215,000      1,257,440
    9/01/08 ............................................................................      1,305,000      1,350,362
    9/01/09 ............................................................................      1,400,000      1,448,384
    9/01/10 ............................................................................      1,500,000      1,551,840
 Mill Valley Revenue COP, Pre-Refunded, 7.10%, 12/01/20 ................................      2,750,000      2,973,355
 Milpitas RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
    5.40%, 1/15/17 .....................................................................     12,155,000     12,737,103
    5.50%, 1/15/24 .....................................................................     15,790,000     16,555,183
 Modesto Health Facilities Revenue, Memorial Hospital Association,
    Refunding, Series B, MBIA Insured, 5.25%, 6/01/21 ..................................      2,360,000      2,396,981
    Series B, MBIA Insured, 5.125%, 6/01/17 ............................................      1,000,000      1,019,370
 Modesto Irrigation District COP,
    Refunding and Capital Improvement Projects, Series A, MBIA Insured, Pre-Refunded,
     6.00%, 10/01/21 ...................................................................     10,000,000     10,639,300
    Refunding and Capital Improvements, Series B, 5.30%, 7/01/22 .......................      5,000,000      5,027,550
 Modesto PFA Lease Revenue, Capital Improvements and Refinancing Project, AMBAC Insured,
    5.00%, 9/01/29 .....................................................................     12,995,000     12,834,252
    5.125%, 9/01/33 ....................................................................      9,605,000      9,639,098
 Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured,
    5.45%, 9/01/15 .....................................................................      6,150,000      6,515,433
    5.55%, 9/01/22 .....................................................................     10,005,000     10,521,258
 Montclair RDA, Tax Allocation,
    Redevelopment Project No. IV, 6.90%, 10/01/22 ......................................      1,645,000      1,774,281
    Redevelopment Project No. V, 6.90%, 10/01/22 .......................................      4,245,000      4,578,615
 Monterey County COP, Natividad Medical Center Improvement Project,
    Series C, MBIA Insured, Pre-Refunded, 6.50%, 8/01/15 ...............................      3,500,000      4,074,945
    Series C, MBIA Insured, Pre-Refunded, 6.60%, 8/01/23 ...............................     13,250,000     15,500,380
    Series C, MBIA Insured, Pre-Refunded, 6.25%, 8/01/28 ...............................     13,385,000     15,438,527


                                                                              37
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Monterey County COP, Natividad Medical Center Improvement Project, (cont.)
    Series E, MBIA Insured, 4.75%, 8/01/23 .............................................    $10,000,000    $ 9,501,300
    Series E, MBIA Insured, 4.75%, 8/01/27 .............................................      6,065,000      5,731,000
 Monterey Park RDA, Tax Allocation, Atlantic-Garvey Redevelopment Project No. 1,
   Refunding, 6.85%, 9/01/14 ...........................................................     13,680,000     14,823,238
 Moreno Valley Special Tax, Towngate Community Facilities 8, Refunding,
   Series A, FSA Insured, 5.875%, 12/01/15 .............................................      5,830,000      6,279,668
 Moreno Valley USD, COP,
    Land Acquisition, Series E, FSA Insured, Pre-Refunded, 6.70%, 9/01/11 ..............        225,000        251,512
    Land Acquisition, Series E, FSA Insured, Pre-Refunded, 6.75%, 9/01/27 ..............      2,895,000      3,240,721
    Land Acquisition, Series F, FSA Insured, Pre-Refunded, 6.75%, 9/01/27 ..............      7,680,000      8,597,146
    Palm Middle School, ETM, 7.00%, 9/01/01 ............................................         10,000         10,823
    Palm Middle School, Pre-Refunded, 7.10%, 9/01/02 ...................................         10,000         11,031
    Palm Middle School, Pre-Refunded, 7.20%, 9/01/03 ...................................         10,000         11,054
    Palm Middle School, Pre-Refunded, 7.30%, 9/01/05 ...................................          5,000          5,538
    Refunding, 5.60%, 3/01/17 ..........................................................      5,000,000      5,300,700
    Refunding, FSA Insured, 5.70%, 3/01/27 .............................................     15,000,000     15,848,100
 Mount Diablo USD, Special Tax, CFD No. 1, AMBAC Insured, 6.30%, 8/01/22 ...............      5,000,000      5,431,700
 Mount Shasta Hospital Revenue COP, Mercy Medical Center, Series A, Pre-Refunded,
   7.25%, 7/01/19 ......................................................................      4,060,000      4,164,139
 Mountain View COP, Capital Improvement Financing Authority Revenue,
    City Hall, MBIA Insured, 6.25%, 8/01/12 ............................................      3,110,000      3,333,702
    City Hall/Community Theatre, MBIA Insured, 6.50%, 8/01/16 ..........................      2,000,000      2,160,920
 Mountain View School District COP, Santa Clara County Financing Project, Pre-Refunded,
    6.75%, 4/01/07 .....................................................................      1,010,000      1,084,417
    6.90%, 4/01/12 .....................................................................      1,430,000      1,538,280
 Mountain View Shoreline Regional Park, Community Tax Allocation, Series A, MBIA
   Insured, 5.75%, 8/01/18 .............................................................      9,605,000     10,268,706
 Mountain View-Los Altos UHSD,
    COP, Financing Project, Pre-Refunded, 7.40%, 8/01/16 ...............................      2,175,000      2,407,551
    Series B, 5.70%, 5/01/22 ...........................................................      6,500,000      7,011,030
 M-S-R Public Power Agency San Juan Project Revenue,
    Refunding, Series F, AMBAC Insured, 6.00%, 7/01/20 .................................     10,750,000     11,699,548
    Series E, MBIA Insured, 6.00%, 7/01/22 .............................................      8,490,000      8,865,767
 Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ................................      8,600,000      9,160,548
 Napa Housing Facility Revenue, Napa Park Apartments, Series A, 6.35%, 6/20/35 .........      6,125,000      6,522,696
 Napa Mortgage Revenue, Refunding, Creekside II Apartments Project, Series A,
   MBIA Insured, 6.625%, 7/01/25 .......................................................      2,000,000      2,131,960
 National City Community Development Commission MFHR, Park Villas Apartments,
   Series A, 5.95%, 1/20/40 ............................................................     10,455,000     10,936,976
 Needles PFA Revenue, Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 ..      1,580,000      1,650,010
 Nevada County COP, Jail and Government Center Project, Refunding, FSA Insured,
   5.875%, 10/01/19 ....................................................................      6,275,000      6,598,476
 Nevada Power Authority Revenue, Bowman Hydroelectric Project, Refunding, 7.50%, 5/01/13      7,305,000      7,936,809
 North City West School Facilities Financing Authority Special Tax, CFD No. 1,
   Series C, AMBAC Insured, 5.30%,
    9/01/22 ............................................................................     10,000,000     10,232,400
    9/01/27 ............................................................................      9,900,000     10,113,939
 Northern California Public Power Agency Revenue, Hydroelectric Project No. 1,
   Refunding, Series A, MBIA Insured,
    5.125%, 7/01/23 ....................................................................     59,805,000     60,079,505
    5.50%, 7/01/24 .....................................................................     10,000,000     10,443,800
    5.00%, 7/01/28 .....................................................................     63,030,000     62,261,664
    5.20%, 7/01/32 .....................................................................     43,675,000     44,116,118


38
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Northern California Transmission Revenue, California/Oregon Transmission
  Project, Series A, MBIA Insured, 6.00%, 5/01/24 ..................................................    $ 7,625,000    $ 8,034,081
 Norwalk Community Facilities Financing Authority Revenue, Tax Allocation,
  Projects No. 1 and 2, Pre-Refunded, 8.00%, 12/01/19 ..............................................     14,720,000     15,490,003
 Oakland COP, Oakland Museum, Refunding, Series A, AMBAC Insured, 6.00%, 4/01/12 ...................      8,000,000      8,549,840
 Oakland GO, Measure I, FGIC Insured, 5.85%, 12/15/22 ..............................................     12,085,000     13,256,762
 Oakland HFR,
    Issue D-1, 6.80%, 7/01/99 ......................................................................        215,000        215,935
    Issue D-1, 6.875%, 1/01/00 .....................................................................        225,000        228,103
    Issue D-1, 6.875%, 7/01/00 .....................................................................        225,000        228,006
    Issue D-1, 6.95%, 1/01/01 ......................................................................        230,000        233,296
    Issue D-1, 6.95%, 7/01/01 ......................................................................        135,000        137,433
    Issue D-1, 7.10%, 1/01/10 ......................................................................      3,055,000      3,195,744
    Issue D-2, 6.95%, 7/01/01 ......................................................................        240,000        244,325
    Issue D-2, 7.10%, 1/01/10 ......................................................................      1,120,000      1,171,016
    Issue D-2, 7.15%, 1/01/24 ......................................................................      5,800,000      6,048,936
 Oakland Joint Powers Financing Authority Lease Revenue, Oakland Administration
  Buildings, AMBAC Insured, 5.75%,
    8/01/21 ........................................................................................     12,500,000     13,522,500
    8/01/26 ........................................................................................     19,500,000     21,057,075
 Oakland Revenue, Oakland YMCA Project, Refunding, Pre-Refunded, 7.40%, 6/01/10 ....................      5,405,000      5,763,784
 Oakland State Building Authority Lease Revenue, Elihu M. Harris, Series A, AMBAC
   Insured, 5.00%, 4/01/23 .........................................................................     19,160,000     18,974,914
 Oceanside Building Authority Revenue, Refunding, 7.75%, 11/01/04 ..................................      4,165,000      4,809,617
 Oceanside COP,
    Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 ........................      5,000,000      5,438,700
    Refunding, Series A, 6.375%, 4/01/12 ...........................................................      4,435,000      4,850,515
    Refunding, Series A, 6.625%, 4/01/23 ...........................................................      9,000,000      9,120,780
    Wastewater Systems Plan, Refunding, AMBAC Insured, 5.80%, 5/01/21 ..............................      4,500,000      4,790,250
    Water System Project, Refunding, AMBAC Insured, 5.80%, 8/01/21 .................................      4,750,000      5,068,013
 Olivenhain Municipal Water District 1915 Act, AD No. 96-1, MBIA Insured,
    5.375%, 9/02/17 ................................................................................      2,845,000      2,935,784
    5.45%, 9/02/27 .................................................................................     11,105,000     11,455,696
 Ontario Montclair School District COP,
    Capital Projects, FSA Insured, 5.625%, 9/01/17 .................................................      7,500,000      8,110,200
    Series A, Pre-Refunded, 7.50%, 10/01/12 ........................................................      1,735,000      1,885,043
 Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 ...........................      5,000,000      5,467,000
 Orange County CFD, No. 87-4 Special Tax, Foothill Ranch, Pre-Refunded, 8.00%, 8/15/10 .............      5,000,000      5,412,000
 Orange County COP,
    Civic Center Expansion Project, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/21 ....................      4,500,000      4,805,505
    Juvenile Justice Center Facilities, Refunding, AMBAC Insured, 6.375%, 6/01/11 ..................      5,000,000      5,455,150
    Pre-Refunded, 7.50%, 6/01/09 ...................................................................      5,000,000      5,133,950
    Pre-Refunded, 7.625%, 6/01/19 ..................................................................     16,500,000     16,945,170
 Orange County Development Agency Tax Allocation, Santa Ana Heights Area Project, Refunding,
  6.125%, 9/01/23 ..................................................................................      6,500,000      6,900,660
 Orange County Financing Authority Tax Allocation Revenue, Refunding, Series A, MBIA Insured, 6.50%,
    9/01/21 ........................................................................................      5,330,000      5,741,849
    9/01/22 ........................................................................................      8,000,000      8,606,640


                                                                              39
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                         PRINCIPAL
                                                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Orange County Recovery COP,
    Refunding, Series A, MBIA Insured, 5.875%, 7/01/19 .............................    $17,100,000    $18,773,748
    Series A, MBIA Insured, 5.80%, 7/01/16 .........................................     10,380,000     11,368,695
 Orange County Recovery, Refunding, Series A, MBIA Insured, 5.75%, 6/01/15 .........     79,010,000     85,596,274
 Orange County Sanitation District COP, 7.00%,
    9/01/99 ........................................................................      1,000,000      1,009,370
    9/01/00 ........................................................................      1,975,000      2,008,654
 Orange County Transportation District COP, Business Acquisition Project,
   Pre-Refunded, 6.75%, 12/01/05 ...................................................      2,865,000      3,054,491
 Orange County Water District COP, Refunding, Series A,
    5.50%, 8/15/14 .................................................................      9,430,000     10,015,980
    5.00%, 8/15/18 .................................................................      5,000,000      4,987,400
 Orange RDA, Tax Allocation Revenue, Northwest Redevelopment Project, Refunding,
   Series B, 5.70%, 10/01/23 .......................................................      8,530,000      8,804,837
 Oroville PFA Revenue, Series A, AMBAC Insured, 6.30%, 9/15/20 .....................     12,150,000     13,362,084
 Oroville Wyandotte Irrigation District Revenue, Hydroelectric Sly Creek Power,
   Refunding, 6.20%, 1/01/09 .......................................................      8,915,000      9,549,213
 Oxnard Public Facilities Corp. COP, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/06 ...     15,995,000     16,289,788
 Palm Desert 1915 Act, Limited Obligation, AD No. 92-1, Pre-Refunded, 7.60%, 9/02/12      1,290,000      1,348,308
 Palm Desert Financing Authority Lease Revenue, Blythe County Administrative
   Project, 6.625%, 8/01/26 ........................................................      5,020,000      5,448,859
 Palm Desert Financing Authority Tax Allocation Revenue,
    Project Area No. 1, Series A, MBIA Insured, 6.625%, 4/01/23 ....................      1,215,000      1,324,800
    Project Area No. 1, Series A, MBIA Insured, Pre-Refunded, 6.625%, 4/01/23 ......      4,215,000      4,661,369
    Project Area No.1, Refunding, MBIA Insured, 5.625%, 4/01/23 ....................     13,000,000     13,768,820
    Project Area No.1, Series A, MBIA Insured, 5.95%, 4/01/24 ......................     15,075,000     16,425,268
 Palm Springs COP, Multiple Capital Facilities Project, Refunding, AMBAC Insured,
   5.75%, 4/01/27 ..................................................................     11,570,000     12,546,855
 Palm Springs Financing Authority Regional Airport Revenue, Tax Allocation,
   Series B, 6.875%, 8/01/21 .......................................................      2,230,000      2,370,691
 Palmdale Civic Authority Revenue, Merged Redevelopment Project Areas,
    Refunding, Series A, MBIA Insured, 6.15%, 9/01/24 ..............................      4,730,000      5,254,321
    Series A, MBIA Insured, Pre-Refunded, 6.15%, 9/01/24 ...........................      6,850,000      7,784,340
 Palmdale CRDA, Tax Allocation,
    Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/28 ..........     17,500,000     17,155,600
    Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 ..........      6,980,000      6,832,233
    Series A, MBIA Insured, 5.75%, 9/01/27 .........................................     10,435,000     11,344,306
 Palmdale School District COP, 7.40%, 8/01/20 ......................................        495,000        501,064
 Palomar Community College District COP, Building Acquisition Project, Connie Lee
   Insured, Pre-Refunded, 6.75%, 10/01/19 ..........................................      4,210,000      4,904,229
 Panoche Water District COP, Pre-Refunded, 7.50%, 12/01/08 .........................      2,665,000      2,822,022
 Paramount RDA, Tax Allocation, Custodial Receipts, MBIA Insured, 6.25%, 8/01/23 ...     22,070,000     24,281,414
 Pasadena COP, Art Center College of Design, Connie Lee Insured, 6.50%, 12/01/19 ...      8,250,000      9,254,850
 Pasadena Water Revenue, 6.00%, 7/01/13 ............................................      4,000,000      4,377,880
 Perris PFA, Revenue,
    Special Tax, ETM, Series A, 7.80%, 9/01/19 .....................................      3,555,000      3,578,534
    Special Tax, Series A, ETM, 7.45%, 9/01/01 .....................................        205,000        206,853
    Special Tax, Series A, ETM, 7.50%, 9/01/02 .....................................        235,000        237,030
    Special Tax, Series A, ETM, 7.55%, 9/01/03 .....................................        270,000        272,276
    Special Tax, Series A, ETM, 7.60%, 9/01/04 .....................................        305,000        307,446
    Special Tax, Series A, ETM, 7.60%, 9/01/05 .....................................        325,000        327,340
    Tax Allocation, Refunding, Series B, MBIA Insured, 6.35%, 8/15/17 ..............      5,280,000      5,770,670
    Tax Allocation, Refunding, Series C, 7.10%, 11/15/17 ...........................      3,330,000      3,633,396


40
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Perris RDA, Tax Allocation,
    Central and North Perris Redevelopment Project, Series A, Pre-Refunded, 7.875%, 10/01/10 ...    $ 2,935,000    $ 3,355,556
    Central and North Perris Redevelopment Project, Series B, Pre-Refunded, 7.875%, 10/01/14 ...      4,535,000      5,126,863
    Series 1991, 7.15%, 8/01/11 ................................................................        865,000        927,695
    Series 1991, 7.20%, 8/01/21 ................................................................      2,040,000      2,178,434
 Perris Special Tax,
    CFD No. 8, Series A, ETM, 8.00%, 9/01/99 ...................................................         50,000         51,011
    CFD No. 8, Series A, ETM, 8.05%, 9/01/00 ...................................................         65,000         69,288
    CFD No. 8, Series A, ETM, 8.10%, 9/01/01 ...................................................         85,000         94,138
    CFD No. 8, Series A, ETM, 8.15%, 9/01/02 ...................................................        100,000        114,444
    CFD No. 8, Series A, Pre-Refunded, 8.30%, 9/01/18 ..........................................      6,040,000      7,362,518
    CFD No. 91-1, 8.75%, 9/01/21 ...............................................................      5,395,000      5,670,415
 Petaluma Community Development Commission MFR, Park Lane Apartments, Series A, 6.875%, 11/20/34      4,800,000      5,181,360
 Pioneers Memorial Healthcare District, Refunding, AMBAC Insured, 5.125%, 10/01/24 .............      7,500,000      7,502,925
 Pittsburg PFA, Water Revenue, MBIA Insured, 5.50%, 6/01/27 ....................................      2,980,000      3,126,348
 Placentia COP, RDA, Refunding, Series A, 6.90%, 1/01/14 .......................................      1,770,000      1,953,107
 Pleasanton COP,
    Capital Improvements, 6.70%, 10/01/11 ......................................................      2,180,000      2,345,091
    Pleasanton Public Facilities Corp., Pre-Refunded, 7.875%, 9/01/14 ..........................      4,585,000      4,766,062
 Pomona PFA, Revenue,
    Refunding, Series P, 5.75%, 10/01/15 .......................................................      6,490,000      6,846,171
    Series H, AMBAC Insured, 7.40%, 5/01/18 ....................................................     10,205,000     10,434,817
    Southwest Pomona Redevelopment Project, Refunding, Series W, MBIA Insured, 5.00%, 2/01/30 ..      5,300,000      5,233,962
 Pomona RDA, Tax Allocation, Southwest Pomona Redevelopment Project, ETM, 11.45%, 1/01/07 ......     12,475,000     16,189,307
 Port Hueneme RDA, Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 .....................      3,100,000      3,324,626
 Port of Oakland Revenue, Series E, MBIA Insured,
    6.25%, 11/01/05 ............................................................................      1,525,000      1,678,461
    6.30%, 11/01/06 ............................................................................      1,050,000      1,155,546
    6.40%, 11/01/07 ............................................................................        500,000        551,030
    6.40%, 11/01/22 ............................................................................     11,495,000     12,518,975
 Port of Oakland Special Facilities Revenue, Mitsui O.S.K. Lines Ltd., Series A,
    6.70%, 1/01/07 .............................................................................      6,100,000      6,591,599
    6.75%, 1/01/12 .............................................................................      4,890,000      5,286,726
    6.80%, 1/01/19 .............................................................................      8,075,000      8,742,157
 Porterville COP,
    Infrastructure Financing Project, AMBAC Insured, 5.00%, 7/01/28 ............................     10,430,000     10,302,858
    Public Building Project, Refunding, AMBAC Insured, 6.30%, 10/01/18 .........................      1,950,000      2,130,551
 Poway COP, Royal Mobile Home Park Project,
    Capital Improvement, FSA Insured, Pre-Refunded, 7.00%, 7/01/20 .............................      5,500,000      5,939,285
    Refunding, FSA Insured, 5.875%, 8/01/15 ....................................................      6,250,000      6,822,875
    Refunding, FSA Insured, 6.00%, 8/01/20 .....................................................      5,400,000      5,941,188
    Refunding, FSA Insured, 6.00%, 8/01/28 .....................................................     15,000,000     16,512,000
 Poway RDA, Tax Allocation, Sub-Parguay Redevelopment Project, Refunding, FGIC Insured,
    5.50%, 12/15/23 ............................................................................     23,000,000     24,017,520
    5.75%, 12/15/26 ............................................................................     11,710,000     12,496,678
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 ...................................................................     85,000,000     82,994,000
    Series Y, 5.00%, 7/01/36 ...................................................................     63,000,000     62,260,380


                                                                              41
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Puerto Rico Commonwealth Public Improvement, 4.75%, 7/01/23 ...............................    $13,295,000    $12,722,118
 Puerto Rico Electric Power Authority Power Revenue, Refunding, Series EE, 4.75%, 7/01/24 ..     19,200,000     18,276,864
 Puerto Rico Electric Power Authority Revenue, Series DD, 5.00%, 7/01/28 ...................     23,250,000     22,827,548
 Ramona Municipal Water District COP, 8.50%, 7/15/11 .......................................        610,000        625,281
 Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project, Set-Aside
  Housing, MBIA Insured, 5.25%, 9/01/21 ....................................................      8,330,000      8,484,272
 Rancho Cucamonga Special Tax, CFD No. 7, Refunding, FSA Insured, 6.40%, 8/01/04 ...........      1,100,000      1,132,340
 Rancho Cucamonga, Palmdale, Potterville and Colton HFA, SFMR, Series 1986, GNMA
  Secured, 7.55%, 8/01/18 ..................................................................      5,085,000      5,473,850
 Rancho Murieta Community Services District 1915 Act, ID No. 1,
    8.25%, 9/02/01 .........................................................................        755,000        786,302
    8.25%, 9/02/02 .........................................................................        725,000        754,754
    8.30%, 9/02/03 .........................................................................        755,000        785,978
    8.40%, 9/02/04 .........................................................................        760,000        791,168
    8.40%, 9/02/05 .........................................................................        745,000        775,091
    8.40%, 9/02/06 .........................................................................        760,000        790,537
 Redlands USD, COP, Series A, FSA Insured,
    6.15%, 9/01/11 .........................................................................        680,000        690,710
    6.25%, 9/01/27 .........................................................................      4,310,000      4,371,116
 Redwood City MFHR, Redwood Plaza Project, Refunding, Series A, GNMA Secured, 8.25%, 9/01/26      3,795,000      3,817,998
 Redwood City PFA, Local Agency Revenue, Series B, Pre-Refunded, 7.25%, 7/15/11 ............      3,750,000      4,132,688
 Rialto COP,
    FSA Insured, 5.75%, 2/01/22 ............................................................      2,715,000      2,923,675
    Series 1989, Pre-Refunded, 7.50%, 11/01/01 .............................................        145,000        151,589
    Series 1989, Pre-Refunded, 7.50%, 11/01/15 .............................................      3,165,000      3,308,818
 Rialto RDA, Tax Allocation, Agua Mansa Redevelopment Project, Pre-Refunded, 6.75%, 3/01/24       3,500,000      4,019,330
 Richmond Joint Powers Financing Authority Revenue, Series B, Pre-Refunded, 7.00%, 5/15/07 .      2,000,000      2,121,780
 Richmond Revenue, West Contra Costa YMCA Project, Pre-Refunded, 7.75%, 6/01/17 ............      3,715,000      3,976,202
 Ridgecrest COP, RDA, 7.60%, 3/01/13 .......................................................      4,420,000      4,543,981
 Ridgecrest RDA, Tax Allocation Revenue, Ridgecrest Redevelopment Project,
    8.00%, 2/01/09 .........................................................................        200,000        204,384
    8.00%, 2/01/10 .........................................................................        220,000        224,772
    8.00%, 2/01/11 .........................................................................        240,000        245,206
    8.00%, 2/01/12 .........................................................................        255,000        260,490
    8.00%, 2/01/13 .........................................................................        275,000        280,874
    8.00%, 2/01/14 .........................................................................        300,000        306,408
    7.80%, 2/01/15 .........................................................................        325,000        331,425
    7.40%, 2/01/16 .........................................................................        355,000        361,578
 Riverside County Asset Leasing Corp. Leasehold Revenue, Hospital Project,
    Series A, 6.375%, 6/01/09 ..............................................................     23,000,000     25,098,520
    Series A, 6.50%, 6/01/12 ...............................................................     20,125,000     22,965,644
    Series B, MBIA Insured, 5.00%, 6/01/19 .................................................     18,865,000     18,839,910
 Riverside County Board of Education COP, Capital Appreciation Financing Projects,
  Series A, 6.65%, 11/01/17 ................................................................      7,945,000      8,396,991
 Riverside County CFD, Special Tax, No. 86-1,
    8.75%, 9/01/16 .........................................................................     14,135,000     14,351,972
    Menifee Village Project, 7.875%, 9/01/11 ...............................................     23,085,000     23,175,724
 Riverside County COP,
    Capital Projects, Series A, Pre-Refunded, 6.875%, 11/01/09 .............................      4,975,000      5,488,022
    Desert Justice Facility Project, MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 ...........      4,775,000      5,374,310


42
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                         PRINCIPAL
                                                                                           AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Riverside County COP, (cont.)
    Desert Justice Facility Project, MBIA Insured, Pre-Refunded, 6.25%, 12/01/21 ...    $4,625,000    $5,263,990
    Family Law Court Project, MBIA Insured, 5.75%, 11/01/27 ........................     5,295,000     5,801,679
    Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 ............................     8,640,000     9,607,766
 Riverside County Flood Control and Water Conservation District Elsinore Valley
  AD, Zone 3, 7.875%,
    9/01/03 ........................................................................       165,000       191,796
    9/01/04 ........................................................................       180,000       213,869
    9/01/05 ........................................................................       190,000       230,139
    9/01/06 ........................................................................       205,000       252,644
    9/01/07 ........................................................................       225,000       281,392
    9/01/08 ........................................................................       240,000       303,007
    9/01/09 ........................................................................       260,000       331,495
    9/01/10 ........................................................................       280,000       360,643
    9/01/11 ........................................................................       305,000       396,561
    9/01/12 ........................................................................       325,000       428,266
    9/01/13 ........................................................................       350,000       463,568
    9/01/14 ........................................................................       380,000       507,159
    9/01/15 ........................................................................       410,000       548,613
    9/01/16 ........................................................................       440,000       590,814
    9/01/17 ........................................................................       475,000       642,214
 Riverside County Housing Authority Revenue,
    Breezewood Apartment Project, Refunding, Series C, 6.40%, 6/01/28 ..............     5,085,000     5,059,168
    Riverside Apartment Project, Issue A, Pre-Refunded, 7.875%, 11/01/19 ...........     6,750,000     7,070,895
 Riverside County PFA Revenue, Airport and Central Industrial Redevelopment Project,
    7.80%, 2/01/08 .................................................................       240,000       245,414
    7.90%, 2/01/18 .................................................................     3,300,000     3,375,075
 Riverside County PFA, Tax Allocation Revenue, Redevelopment Projects, Series A,
  5.625%, 10/01/33 .................................................................     9,225,000     9,356,918
 Riverside County SFMR,
    Series A, GNMA Secured, 7.20%, 10/01/24 ........................................     1,065,000     1,110,933
    Series B, GNMA Secured, 7.60%, 11/01/19 ........................................       475,000       509,034
 Riverside MFHR,
    Birchwood Park Apartments, Series A, FNMA Insured, 6.50%, 1/01/18 ..............     2,200,000     2,290,596
    Palm Shadows Apartments, Series A, FNMA Insured, 6.50%, 1/01/18 ................     4,010,000     4,172,726
 Riverside RDA, Tax Allocation, Merged Redevelopment Project, Series A, MBIA
   Insured, 5.625%, 8/01/23 ........................................................     6,000,000     6,281,100
 Riverside USD, COP, Series B, FSA Insured, 7.375%, 9/01/26 ........................     5,555,000     6,169,383
 Rocklin 1915 Act, Refunding,
    7.55%, 9/02/03 .................................................................       460,000       477,678
    7.60%, 9/02/04 .................................................................       495,000       513,919
    7.65%, 9/02/05 .................................................................       535,000       555,223
    7.65%, 9/02/06 .................................................................       580,000       601,924
    7.65%, 9/02/07 .................................................................       625,000       648,675
    7.65%, 9/02/08 .................................................................       675,000       700,373
 Rocklin USD, CFD Special Tax No. 1, Pre-Refunded, 7.70%, 9/01/12 ..................     6,085,000     6,573,808
 Rohnert Park HFAR, Rancho Feliz Mobile Home Park, FSA Insured, 5.375%, 12/01/26 ...     8,380,000     8,492,208
 Roseville 1915 Act,
    North Roseville Rocklin District No. 88-3, Refunding, 8.00%, 9/02/99 ...........       115,000       116,448
    North Roseville Rocklin District No. 88-3, Refunding, 8.00%, 9/02/00 ...........       120,000       124,379
    North Roseville Rocklin District No. 88-3, Refunding, 8.00%, 9/02/01 ...........       130,000       135,160


                                                                              43
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                         PRINCIPAL
                                                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Roseville 1915 Act, (cont.)
    North Roseville Rocklin District No. 88-3, Refunding, 8.10%, 9/02/02 .............  $   135,000    $   140,330
    North Roseville Rocklin District No. 88-3, Refunding, 8.15%, 9/02/03 .............      150,000        155,922
    North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/04 .............      160,000        166,283
    North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/05 .............      175,000        181,799
    North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/06 .............      190,000        197,382
    North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/07 .............      205,000        212,981
    North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/08 .............      220,000        228,501
    North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/09 .............      190,000        197,351
    Rocky Ridge Harding District No. 88-4, Refunding, 8.00%, 9/02/99 .................      220,000        222,770
    Rocky Ridge Harding District No. 88-4, Refunding, 8.00%, 9/02/00 .................      245,000        253,940
    Rocky Ridge Harding District No. 88-4, Refunding, 8.00%, 9/02/01 .................      260,000        270,319
    Rocky Ridge Harding District No. 88-4, Refunding, 8.10%, 9/02/02 .................      280,000        291,054
    Rocky Ridge Harding District No. 88-4, Refunding, 8.15%, 9/02/03 .................      305,000        317,041
    Rocky Ridge Harding District No. 88-4, Refunding, 8.20%, 9/02/04 .................      330,000        342,959
    Rocky Ridge-Harding District No. 88-4, Refunding, 8.20%, 9/02/05 .................      350,000        363,598
 Roseville City School District COP, Financing Project, FSA Insured, 4.875%, 9/01/23..    5,000,000      4,836,950
 Roseville Special Tax,
    CFD No. 2, Pre-Refunded, 8.00%, 9/01/06 ..........................................      355,000        384,966
    CFD No. 2, Pre-Refunded, 8.25%, 9/01/21 ..........................................    7,165,000      7,794,230
    North Central CFD No. 1, 8.00%, 11/01/02 .........................................    1,725,000      1,867,313
    North Central CFD No. 1, 8.10%, 11/01/03 .........................................    1,860,000      2,011,311
    North Central CFD No. 1, 8.40%, 11/01/10 .........................................   10,000,000     10,814,300
    North Central CFD No. 1, 8.60%, 11/01/17 .........................................   12,000,000     13,160,880
 Rubidoux Community Services District COP, Water System Improvement Project, AMBAC
   Insured, Pre-Refunded, 6.25%, 12/01/24 ............................................    5,450,000      6,055,441
 Sacramento 1915 Act, North Natomas AD No. 88-3,
    8.20%, 9/02/10 ...................................................................      790,000        802,996
    8.20%, 9/02/11 ...................................................................    1,755,000      1,780,693
    8.25%, 9/02/12 ...................................................................    2,265,000      2,303,867
    8.25%, 9/02/13 ...................................................................    2,455,000      2,503,683
    8.25%, 9/02/14 ...................................................................    2,650,000      2,705,385
 Sacramento Area Council of Governments COP, Sacog Administrative Building
   Project, Pre-Refunded, 7.125%, 7/01/16 ............................................    1,500,000      1,599,540
 Sacramento City Financing Authority Revenue, Series 1991,
    6.60%, 11/01/05 ..................................................................    1,300,000      1,410,526
    6.70%, 11/01/11 ..................................................................      920,000        993,140
 Sacramento County Airport System Revenue,
    Series A, MBIA Insured, 5.90%, 7/01/24 ...........................................    6,875,000      7,509,288
    Series B, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .............................    6,195,000      7,013,236
    Sub Series D, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .........................   10,000,000     11,320,800
 Sacramento County CFD, Special Tax, Improvement Area 1, Series 1990,
    8.20%, 12/01/10 ..................................................................    2,250,000      2,472,255
    8.25%, 12/01/20 ..................................................................    7,610,000      8,367,804
 Sacramento County COP,
    Cherry Island Golf Course Project, Refunding, Series B, 6.80%, 7/01/12 ...........    2,325,000      2,414,815
    Cherry Island Golf Course Project, Series B, 6.80%, 7/01/18 ......................    3,500,000      3,634,435
    Parking Facility Project, Refunding, Series A, 6.80%, 7/01/12 ....................    1,495,000      1,552,752


44
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Sacramento County COP, (cont.)
    Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/19 ......  $11,000,000    $12,378,740
    Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%,10/01/24 .......   29,500,000     33,197,530
    Public Facilities Project, Coroner/Crime Laboratory, Refunding, AMBAC Insured,
      4.75%, 10/01/27 ........................................................................   37,250,000     35,463,490
 Sacramento MUD, Electric Revenue,
    Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 .......................................   10,000,000     10,200,700
    Refunding, Series L, MBIA Insured, 5.125%, 7/01/22 .......................................   14,000,000     14,070,840
    Refunding, Series Z, FGIC Insured, 6.25%, 7/01/04 ........................................    5,740,000      6,186,400
    Refunding, Series Z, FGIC Insured, 6.35%, 7/01/05 ........................................    3,000,000      3,234,990
    Series I, MBIA Insured, 6.00%, 1/01/24 ...................................................    4,500,000      4,883,715
    Series J, AMBAC Insured, 5.60%, 8/15/24 ..................................................   14,715,000     15,570,383
    Subordinated Lien, Refunding, 8.00%, 11/15/10 ............................................   16,110,000     16,190,389
 Sacramento RDA, Tax Allocation,
    Merged Downtown Redevelopment Project, Series A, MBIA Insured, Pre-Refunded,
      6.50%, 11/01/13 ........................................................................    2,140,000      2,289,629
    Series A, MBIA Insured, 6.50%, 11/01/13 ..................................................      360,000        382,644
 Sacramento Regional Transit District COP, Series A, 6.375%,
    3/01/04 ..................................................................................    1,000,000      1,090,340
    3/01/05 ..................................................................................    1,100,000      1,195,557
 Sacramento-Yolo Port District Revenue, Port Facilities, Refunding, Series A, 7.25%, 7/01/13..   11,645,000     12,577,997
 San Bernardino 1915 Act, AD No. 961, Refunding,
    7.60%, 9/02/02 ...........................................................................      855,000        884,745
    7.65%, 9/02/03 ...........................................................................      920,000        951,998
    7.70%, 9/02/04 ...........................................................................      990,000      1,024,224
    7.75%, 9/02/05 ...........................................................................    1,065,000      1,101,370
 San Bernardino City USD, COP, Financing Project, FSA Insured, 4.75%, 10/01/18 ...............    8,000,000      7,781,840
 San Bernardino County COP,
    Medical Center Financing Project, Refunding, 5.00%, 8/01/26 ..............................   15,045,000     14,459,148
    Medical Center Financing Project, Refunding, MBIA Insured, 5.00%, 8/01/28 ................   55,065,000     53,981,871
    Medical Center Financing, Series A, MBIA Insured, 5.50%, 8/01/22 .........................   40,830,000     42,597,531
    Medical Center Financing, Series A, MBIA Insured, Pre-Refunded, 5.50%, 8/01/22 ...........   44,300,000     49,244,323
    West Valley Detention Center Project, MBIA Insured, 6.25%, 11/01/04 ......................    3,705,000      4,100,212
    West Valley Detention Center Project, MBIA Insured, 6.35%, 11/01/05 ......................    3,935,000      4,358,013
    West Valley Detention Center Project, MBIA Insured, 6.40%, 11/01/06 ......................    4,185,000      4,634,385
    West Valley Detention Center Project, MBIA Insured, 6.50%, 11/01/12 ......................   20,000,000     22,128,600
    West Valley Detention Center Project, MBIA Insured, 6.20%, 11/01/25 ......................    9,275,000     10,270,950
 San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding,
   MBIA Insured, 6.00%, 9/01/03 ..............................................................      255,000        268,240
 San Bernardino County SFMR,
    GNMA Secured, 7.50%, 12/01/07 ............................................................      425,000        458,571
    GNMA Secured, 7.65%, 6/01/23 .............................................................    2,075,000      2,266,813
    Series A, GNMA/FNMA Insured, 6.20%, 5/01/21 ..............................................      600,000        605,322
    Series B, 5.40%, 5/01/25 .................................................................    7,945,000      8,057,104
 San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
   Refunding, MBIA Insured,
    5.60%, 1/01/15 ...........................................................................    3,215,000      3,484,803
    5.70%, 1/01/23 ...........................................................................    6,315,000      6,742,273
 San Bernardino Joint Powers Financing Authority Revenue COP, Police Station
   Financing Project, 6.60%, 4/01/20..........................................................    4,715,000      5,185,651


                                                                              45
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                        PRINCIPAL
                                                                                          AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
    Central City Merged Project, Refunding, Series A, ETM, 6.75%, 11/01/00 ........    $   450,000    $   474,251
    Central City Merged Project, Refunding, Series A, ETM, 6.90%, 11/01/01 ........        480,000        520,987
    Central City Merged Project, Series A, Pre-Refunded, 7.00%, 11/01/02 ..........        510,000        564,147
    Central City Merged Project, Series A, Pre-Refunded, 7.00%, 11/01/03 ..........        550,000        608,394
    Central City Merged Project, Series A, Pre-Refunded, 7.00%, 11/01/04 ..........        585,000        647,109
    Central City Merged Project, Series A, Pre-Refunded, 7.05%, 11/01/05 ..........        625,000        692,119
    Central City Merged Project, Series A, Pre-Refunded, 7.05%, 11/01/06 ..........        670,000        741,951
    Central City Merged Project, Series A, Pre-Refunded, 7.05%, 11/01/07 ..........        720,000        797,321
    Central City Merged Project, Series A, Pre-Refunded, 7.10%, 11/01/20 ..........     15,585,000     17,277,687
    Central City Merged Project, Series B, Pre-Refunded, 7.50%, 11/01/20 ..........      3,000,000      3,355,110
    Refunding, Series A, FSA Insured, 5.75%, 10/01/15 .............................      9,000,000      9,804,150
    Refunding, Series A, FSA Insured, 5.75%, 10/01/25 .............................     19,915,000     21,390,104
    Tri-City Redevelopment Project, Series B, Pre-Refunded, 7.60%, 1/01/08 ........      1,695,000      1,785,038
 San Bernardino Municipal Water Department COP, FGIC Insured, 6.25%, 2/01/12 ......        905,000        960,467
 San Carlos Mortgage Revenue, Elms Project, FHA Insured, 6.875%, 8/01/37 ..........      8,465,000      9,068,808
 San Diego Certificate Undivided Interest Revenue, Water Utility Fund Net Systems
   Revenue, FGIC Insured, 4.75%, 8/01/28 ..........................................     56,000,000     53,276,160
 San Diego Convention Center Expansion Financing Authority Lease Revenue, Series
   A, 4.75%, 4/01/28 ..............................................................      6,000,000      5,709,960
 San Diego County COP, MBIA Insured, 5.00%, 8/15/28 ...............................     26,000,000     25,488,320
 San Diego County Regional Transportation Commission Sales Tax Revenue, Series A,
   ETM, 6.00%, 4/01/08 ............................................................      1,250,000      1,370,963
 San Diego Housing Authority Revenue, President John Adams, Series B, GNMA Secured,
   5.70%, 10/20/33 ................................................................      9,180,000      9,492,212
 San Diego IDR, San Diego Gas and Electric Co. Project, Series A, 6.40%, 9/01/18 ..     19,800,000     21,490,920
 San Diego Public Facilities Financing Authority Sewer Revenue, FGIC Insured,
    5.00%, 5/15/20 ................................................................      9,500,000      9,450,505
    5.00%, 5/15/25 ................................................................     22,400,000     22,141,280
    Series B, 5.25%, 5/15/27 ......................................................      6,175,000      6,281,272
 San Diego RDA, Tax Allocation, Horton Project, Refunding, Series A, FSA Insured,
   6.00%, 11/01/15 ................................................................      5,000,000      5,592,350
 San Diego SFMR, Issue A, 9.20%, 7/15/16 ..........................................         35,000         37,421
 San Diego Special Tax, CFD No. 1, Series A, Pre-Refunded, 8.50%, 9/01/16 .........     28,845,000     32,742,248
 San Elijo Joint Powers Authority Revenue, Water Pollution Control Facilities,
   Refunding, FGIC Insured, 5.00%, 3/01/20 ........................................      5,000,000      4,974,100
 San Francisco BART District Sales Tax Revenue,
    FGIC Insured, Pre-Refunded, 6.60%, 7/01/12 ....................................      1,440,000      1,566,662
    Refunding, AMBAC Insured, 5.00%, 7/01/28 ......................................     20,000,000     19,846,600
 San Francisco City and County Airport Commission International Airport Revenue,
    Issue 12-A, Second Series, 5.90%, 5/01/26 .....................................     45,000,000     47,875,500
    Issue 15A, Second Series, FSA Insured, 5.00%, 5/01/28 .........................     41,650,000     40,773,268
    Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ........................     24,635,000     24,516,013
    Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 .........................     37,805,000     36,997,863
    Issue 22, Second Series, AMBAC Insured, 4.75%, 5/01/23 ........................     22,730,000     21,453,029
    Issue 22, Second Series, AMBAC Insured, 4.75%, 5/01/29 ........................     44,130,000     41,379,818
    Issue 6, AMBAC Insured, 6.50%, 5/01/18 ........................................      2,500,000      2,798,075
    Issue 6, AMBAC Insured, 6.60%, 5/01/24 ........................................     13,250,000     14,825,028
    Issue 9A, FGIC Insured, 5.90%, 5/01/25 ........................................     46,415,000     49,725,782
    Issue 9B, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/25 ...........     10,060,000     11,340,940
    Second Series, Issue 16B, FSA Insured, 4.75%, 5/01/29 .........................      9,000,000      8,557,650
    Second Series, Issue 18A, FGIC Insured, 5.00%, 5/01/29 ........................      8,800,000      8,612,120


46
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 San Francisco City and County COP, San Francisco Courthouse Project, FSA Insured,
   5.875%, 4/01/21 .............................................................................  $  2,810,000    $  3,046,096
 San Francisco City and County Public Utilities Commission Water Revenue,
    Refunding, Series A, 6.50%, 11/01/09 .......................................................     4,000,000       4,415,800
    Series A, 5.00%, 11/01/21 ..................................................................     5,000,000       4,933,250
 San Francisco City and County RDA,
    Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 .............................................       315,000         357,764
    Hotel Tax Revenue, FSA Insured, Pre-Refunded, 6.75%, 7/01/25 ...............................     9,100,000      10,545,535
    Lease Revenue, George R. Moscone Center, Refunding, Series 1992, 5.50%, 7/01/18 ............    22,170,000      22,714,939
    MFHR, 1045 Mission Apartments, Series C, GNMA Secured, 5.35%, 12/20/40 .....................     7,715,000       7,754,347
    Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.65%, 7/01/24 ........................     5,645,000       5,681,918
 San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A,
   6.80%, 12/01/21 .............................................................................     3,000,000       3,243,450
 San Gabriel Valley Mosquito Abatement District COP, Lease Finance, Series R,
   6.60%, 8/01/12 ..............................................................................     1,000,000       1,025,080
 San Gabriel Valley Schools Financing Authority Revenue,
    Oxnard Union High School, Pre-Refunded, 6.50%, 3/01/18 .....................................     3,620,000       4,054,834
    Oxnard Union High School, Pre-Refunded, 6.60%, 3/01/24 .....................................     4,145,000       4,657,861
    Pomona USD Financing, 5.80%, 2/01/26 .......................................................     5,150,000       5,452,254
    Series A, 7.70%, 11/01/19 ..................................................................     1,765,000       1,829,211
 San Gorgonio Memorial Health Care District Health Facility Revenue, Pre-Refunded,
   6.375%, 6/01/08 .............................................................................     1,815,000       2,038,045
 San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and Restoration
   Assessment, FSA Insured, 6.00%, 9/02/14 .....................................................    10,125,000      10,514,813
 San Joaquin County COP, General Hospital Project,
    6.25%, 9/01/13 .............................................................................    32,880,000      35,215,795
    6.625%, 9/01/20 ............................................................................    36,500,000      39,569,285
 San Joaquin County Special Tax, CFD No. 8,
    7.625%, 9/01/10 ............................................................................     1,420,000       1,448,457
    7.75%, 9/01/20 .............................................................................     2,990,000       3,061,999
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    5.00%, 1/01/33 .............................................................................    82,040,000      78,432,701
    Refunding, Series A, 5.50%, 1/15/28 ........................................................   247,300,000     252,718,343
    Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 .........................................    91,470,000      94,232,394
    Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ..........................................    28,000,000      28,468,720
    Senior Lien, Pre-Refunded, 7.00%, 1/01/30 ..................................................    85,535,000      97,107,030
    Senior Lien, Pre-Refunded, 6.75%, 1/01/32 ..................................................    64,320,000      72,464,842
 San Jose Airport Revenue, Refunding, MBIA Insured, 5.75%, 3/01/16 .............................    13,600,000      14,335,896
 San Jose Financing Authority Revenue, Convention Center Project,
    Refunding, Series C, 6.40%, 9/01/17 ........................................................    16,100,000      17,276,588
    Series C, 6.40%, 9/01/22 ...................................................................    55,550,000      59,450,166
 San Jose GO, 1915 Act, ID 87-198SJ, Refunding, 7.90%, 9/02/99 .................................       125,000         126,398
 San Jose RDA,
    MFHR, Miraido Village, Series A, 5.75%, 7/20/38 ............................................     7,155,000       7,384,246
    Tax Allocation, Housing, Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 .....     7,325,000       7,972,017
    Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 4.75%, 8/01/23 ...........    13,685,000      13,039,205
    Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 5.00%, 8/01/31 ...........     4,000,000       3,930,480
    Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 ............    35,235,000      34,858,690
    Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.625%, 8/01/28 ...........    24,135,000      25,637,645
    Tax Allocation, Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.00%, 8/01/20..    35,665,000      35,339,379
 San Leandro RDA, RMR, Pre-Refunded, 11.25%, 4/01/13 ...........................................        65,000          87,322
 San Lorenzo USD, COP, Capital Facilities Project, 7.20%, 8/01/12 ..............................     3,500,000       3,591,490


                                                                              47
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                           PRINCIPAL
                                                                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 San Luis Obispo County COP, Jail Expansion Project,
    6.75%, 10/01/16 ..................................................................................    $ 1,830,000    $ 1,892,934
    6.80%, 10/01/21 ..................................................................................      1,475,000      1,524,914
 San Marcos PFA Revenue, Series A, 6.25%, 9/02/22 ....................................................     25,000,000     27,077,000
 San Marcos Public Facilities Authority Revenue,
    Capital Improvement, 8.25%, 1/01/19 ..............................................................     17,065,000     17,876,441
    Civic Center, Mission Blvd. Project, Refunding and Improvement, Series A, 6.15%, 8/01/13 .........     11,670,000     12,078,217
    Civic Center, Mission Blvd. Project, Refunding and Improvement, Series A, 6.20%, 8/01/22 .........      7,895,000      8,151,509
    Rancheros Mobilehome Park Project, 7.00%, 10/01/24 ...............................................      1,495,000      1,590,157
    Refunding, 5.80%, 9/01/18 ........................................................................      4,750,000      4,836,973
    Tax Allocation, Refunding, Series A, FSA Insured, 5.50%, 8/01/23 .................................     18,000,000     18,708,300
    San Marcos Special Tax, CFD No. 8, 7.625%, 9/01/19 ...............................................     10,505,000     10,909,443
    San Marcos USD, School Facilities ID No. 1, AMBAC Insured, 5.80%, 11/01/14 .......................      5,000,000      5,538,800
 San Mateo County Board of Education COP, Administrative Building Project, Pre-Refunded,
   7.10%, 5/01/21 ....................................................................................      1,185,000      1,211,082
 San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Series A, FSA Insured,
    5.125%, 7/15/28 ..................................................................................      4,005,000      4,020,019
    Pre-Refunded, 5.75%, 7/15/27 .....................................................................      9,000,000     10,123,920
 San Mateo County Joint Powers Financing Authority Lease Revenue, San Mateo County Health Care Center,
   Series A, FSA Insured, Pre-Refunded, 5.75%, 7/15/22 ...............................................     28,445,000     31,712,477
 San Mateo Flood Control District COP, Colma Creek Flood Control Zone, MBIA
   Insured, 5.125%, 8/01/32 ..........................................................................     10,145,000     10,180,609
 San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.70%, 8/01/27 ................................      6,330,000      6,569,527
 San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 ...................      3,500,000      3,901,555
 San Rafael RDA, Tax Allocation, Central San Rafael Redevelopment, Refunding,
   FGIC Insured, 6.45%, 12/01/17 .....................................................................      6,740,000      7,441,364
 San Rafael Sanitation District COP, Waste Water Facilities Financing, 6.80%, 8/01/11 ................      2,200,000      2,355,826
 San Ramon COP, Capital Improvement Projects, Series 1993, 6.00%, 3/01/18 ............................      1,730,000      1,831,119
 San Ramon PFA, Tax Allocation Revenue,
    MBIA Insured, 5.30%, 2/01/28 .....................................................................     19,610,000     19,964,157
    Pre-Refunded, 6.90%, 2/01/24 .....................................................................      6,140,000      7,155,495
    Refunding, 6.90%, 2/01/24 ........................................................................      6,910,000      7,739,407
 San Ramon Valley COP, Fire Protection District, Financing Corp., Refunding, 6.00%, 7/01/19 ..........      6,275,000      6,760,497
 San Ramon Valley USD, COP,
    Measure A, Capital Project, Series A, 5.95%, 10/01/01 ............................................      6,925,000      7,075,965
    Pre-Refunded, 7.70%, 2/01/10 .....................................................................      6,000,000      6,762,780
    Refunding, 7.55%, 2/01/04 ........................................................................      6,505,000      6,563,090
    Refunding, Series 1992, 7.00%, 2/01/22 ...........................................................     20,210,000     21,352,876
    Series A, 6.35%, 10/01/01 ........................................................................     11,435,000     11,719,960
 Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured, 6.125%, 6/01/16 ......      2,070,000      2,269,258
 Santa Ana CRDA,
    Refunding, Series C, Pre-Refunded, 6.75%, 9/01/19 ................................................      2,260,000      2,339,145
    Tax Allocation, Mainplace Project, Pre-Refunded, 7.40%, 9/01/19 ..................................      2,000,000      2,075,200
    Tax Allocation, Refunding, Series B, 7.375%, 9/01/09 .............................................     10,105,000     10,483,938
    Tax Allocation, Refunding, Series B, 6.75%, 9/01/19 ..............................................     14,980,000     15,504,600
    Tax Allocation, Series A, Pre-Refunded, 7.25%, 9/01/19 ...........................................      2,500,000      2,592,525
    Tax Allocation, Series C, Pre-Refunded, 7.25%, 9/01/17 ...........................................      6,000,000      6,222,060
 Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 ..........................      5,000,000      5,462,050
 Santa Ana HMR, Series A, FGIC Insured, 9.50%, 6/01/12 ...............................................         45,000         45,800


48
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Santa Barbara COP,
    California Health Facilities, Loan Program, 7.65%, 5/01/15 ...........................    $ 1,730,000    $ 1,830,063
    Harbor Project, Refunding, 6.75%, 10/01/27 ...........................................      8,090,000      8,856,528
 Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 7.93%, 11/15/20 .....      5,955,000      6,105,423
 Santa Barbara SFMR, GNMA Secured,
    7.625%, 10/01/10 .....................................................................        335,000        356,782
    7.65%, 10/01/23 ......................................................................        980,000      1,049,296
 Santa Clara County COP, Terraces of Los Gatos Project, Pre-Refunded, 6.90%, 3/01/18 .....      4,000,000      4,330,720
 Santa Clara County Financing Authority Lease Revenue,
    Refunding, Series A, AMBAC Insured, 5.00%, 11/15/22 ..................................     20,000,000     19,834,600
    Valley Medical Center Facilities, Replacement Project, Series A, AMBAC Insured,
      Pre-Refunded, 6.75%, 11/15/20 ......................................................     13,000,000     15,181,010
 Santa Clara Electric Revenue, Subordinated Lien, Refunding, Series A, AMBAC
  Insured, 5.00%, 7/01/27 ................................................................     19,000,000     18,771,810
 Santa Clara Housing Authority MFHR,
    Arastradero Park Apartments Project, Series A, 6.65%, 5/20/35 ........................      6,465,000      7,059,327
    Elana Gardens Apartments Project, Series A, 6.40%, 6/20/35 ...........................      5,625,000      5,960,644
    Sierra Vista I Apartments Project, Series A, 6.65%, 6/20/35 ..........................      3,860,000      4,217,976
 Santa Clara Valley Water District COP, Refunding and Improvement, Series A, FGIC
  Insured, 6.00%, 2/01/24 ................................................................     17,000,000     18,506,200
 Santa Clarita COP, Refunding, MBIA Insured,
    5.00%, 10/01/21 ......................................................................      5,105,000      5,037,104
    5.875%, 5/20/26 ......................................................................     16,130,000     16,801,169
 Santa Cruz City School District COP, Education Center Financing Project,
  Pre-Refunded, 7.00%, 5/01/24 ...........................................................      3,150,000      3,665,939
 Santa Cruz County Housing Authority MFHR, Series B, 7.75%, 7/01/23 ......................      9,230,000      9,632,797
 Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A,
  Refunding, Series B, MBIA Insured, 5.75%, 8/01/20 ......................................      7,000,000      7,488,880
 Santa Maria Bonita School District COP, MBIA Insured,
    7.00%, 3/01/16 .......................................................................        480,000        517,963
    Pre-Refunded, 7.00%, 3/01/16 .........................................................      2,270,000      2,464,017
 Santa Maria COP, Revenue, Marian Medical Center, Pre-Refunded, 6.75%, 9/01/22 ...........      3,600,000      4,023,720
 Santa Rosa Central Parking Service Facilities District Project No. 89-1,
  Pre-Refunded, 7.60%, 7/02/15 ...........................................................      3,150,000      3,247,272
 Seal Beach RDA, Subordinated Lien, Tax Allocation Revenue, Riverfront, Refunding,
  Series A, 6.70%, 9/01/13 ...............................................................      2,880,000      2,923,517
 Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional
  Facility Project, Series A,
    5.95%, 1/01/11 .......................................................................      1,880,000      2,033,746
    6.05%, 1/01/17 .......................................................................      5,135,000      5,535,992
 Shasta Joint Powers Financing Authority Lease Revenue, Courthouse County
  Improvement Project, Series A, Pre-Refunded,
    6.60%, 6/01/12 .......................................................................      1,000,000      1,108,060
    6.70%, 6/01/23 .......................................................................      2,500,000      2,777,525
 Sierra View Local Hospital District Revenue, Insured Health Facilities,
  Pre-Refunded, 6.40%, 3/01/22 ...........................................................     15,000,000     16,461,450
 Simi Valley SFRMR, Series A, 7.70%, 3/01/25 .............................................        920,000        987,178
 Snowline Joint USD, COP, Pre-Refunded, 7.25%, 4/01/18 ...................................      1,000,000      1,121,960
 Soledad RDA, Tax Allocation, Soledad Redevelopment Project, Pre-Refunded, 7.40%, 11/01/12      3,855,000      4,409,310
 Sonoma County Office of Education COP, Series 1990, Pre-Refunded, 7.375%, 7/01/20 .......      1,745,000      1,866,033
 South Gate PFA Revenue, Tax Allocation,
    South Gate Redevelopment Project, Series A, Pre-Refunded, 7.60%, 9/01/09 .............      3,050,000      3,143,422
    South Gate Redevelopment Project No. 1, AMBAC Insured, 5.875%, 9/01/24 ...............      8,505,000      9,099,755
 South Napa Waste Management Authority Revenue, Solid Waste Transfer Facilities
  Project, 6.50%, 2/15/14 ................................................................      4,500,000      4,866,525


                                                                              49
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                             PRINCIPAL
                                                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 South Orange County PFA, Special Tax Revenue,
    Foothill Area, Series C, FGIC Insured, 5.75%, 8/15/18 ..............................    $ 5,000,000    $ 5,405,500
    Senior Lien, Refunding, Series A, MBIA Insured, 6.00%, 9/01/18 .....................     18,850,000     20,577,791
 South San Francisco 1915 Act, Gateway AD No. ST-82-2, 8.00%,
    9/02/99 ............................................................................      1,335,000      1,351,808
    9/02/00 ............................................................................      1,455,000      1,507,424
    9/02/01 ............................................................................      1,570,000      1,631,450
    9/02/02 ............................................................................      1,675,000      1,739,521
 Southern California HFA SFMR,
    GNMA Secured, 7.625%, 10/01/22 .....................................................      3,130,000      3,230,630
    GNMA Secured, 7.75%, 3/01/24 .......................................................      4,510,000      4,704,426
    Series A, GNMA Secured, 6.75%, 9/01/22 .............................................        670,000        704,512
    Series B, GNMA Secured, 6.90%, 10/01/24 ............................................      1,140,000      1,196,521
 Southern California Public Power Authority Power Project Revenue,
    6.75%, 7/01/13 .....................................................................     10,000,000     12,179,600
    Hydroelectric-Hoover Uprating, Refunding, 6.00%, 10/01/17 ..........................      7,795,000      8,154,739
    Multi-Purpose Projects, 6.00%, 7/01/18 .............................................     29,645,000     30,253,908
    Palo Verde, Refunding, Series A, AMBAC Insured, ETM, 5.00%, 7/01/15 ................     11,000,000     11,062,480
    Palo Verde, Refunding, Series A, FSA Insured, ETM, 5.00%, 7/01/15 ..................      6,960,000      7,021,248
    San Juan Project Unit 3, Series A, MBIA Insured, 5.00%, 1/01/20 ....................      6,790,000      6,754,760
 Southern California Public Power Authority Transmission Project Revenue,
  Southern Transmission, Refunding,
    6.125%, 7/01/18 ....................................................................     51,035,000     55,076,972
    5.50%, 7/01/20 .....................................................................     19,785,000     20,289,320
    5.75%, 7/01/21 .....................................................................     22,530,000     23,722,738
    MBIA Insured, 5.75%, 7/01/21 .......................................................     16,335,000     17,225,094
 Southern Kern USD, COP, Pre-Refunded, 7.10%, 9/01/17 ..................................      2,250,000      2,539,845
 Standard Elementary School District COP, Pre-Refunded, 7.375%, 6/01/11 ................      1,390,000      1,503,674
 Stockton Central Parking District, Refunding, Series 1991, 7.90%, 8/01/11 .............      5,700,000      5,730,210
 Stockton East Water District COP, 1990 Project,
    Series A, AMBAC Insured, 6.40%, 4/01/22 ............................................     12,925,000     13,996,612
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 4/01/22 ..............................      7,075,000      7,790,141
    Series B, 7.45%, 4/01/05 ...........................................................     28,575,000     55,080,313
 Stockton Health Facilities Revenue, St. Joseph Medical Center, Series A, MBIA
  Insured, 5.50%, 6/01/23 ..............................................................      5,000,000      5,205,650
 Stockton PFA Special Tax, CFD No. 90-4, Pre-Refunded, 8.50%, 9/01/16 ..................      8,000,000      8,806,240
 Stockton Port District Port Facilities Revenue, Refunding and Improvement,
  Series A, FSA Insured, 5.95%, 7/01/17 ................................................      5,095,000      5,657,794
 Stockton Revenue COP, Wastewater System Project, Series A, MBIA Insured, 5.20%, 9/01/29      6,965,000      7,006,372
 Stockton Special Tax, CFD No. 90-2,
    Brookside, Series 305, Pre-Refunded, 8.50%, 8/01/09 ................................      1,430,000      1,554,482
    Brookside, Series 305, Pre-Refunded, 8.65%, 8/01/15 ................................      2,710,000      2,951,109
    Series 2, ETM, 7.30%, 8/01/00 ......................................................        725,000        763,055
    Series 2, Pre-Refunded, 7.35%, 8/01/01 .............................................        780,000        836,402
    Series 2, Pre-Refunded, 7.40%, 8/01/02 .............................................        835,000        895,913
    Series 2, Pre-Refunded, 7.45%, 8/01/03 .............................................        895,000        960,863
    Series 2, Pre-Refunded, 7.50%, 8/01/04 .............................................        965,000      1,036,642
    Series 2, Pre-Refunded, 7.70%, 8/01/09 .............................................      3,000,000      3,230,400
    Series 6, 7.75%, 8/01/15 ...........................................................      3,000,000      3,113,010
 Suisun City COP, Civic Center Project, Refunding, 6.45%, 11/01/15 .....................      2,105,000      2,266,285


50
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                            PRINCIPAL
                                                                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding, MBIA Insured,
    6.00%, 10/01/18 ..................................................................................    $ 3,285,000    $ 3,590,308
    5.90%, 10/01/23 ..................................................................................      3,450,000      3,741,836
 Sunnyvale Financing Authority Utilities Revenue, Wastewater Reuse and Sludge, Series A,
  6.30%, 10/01/12 ....................................................................................      4,735,000      4,954,609
 Tehachapi COP, Series 1990, 8.20%, 11/01/20 .........................................................      2,500,000      2,640,900
 Tehachapi Cummings County Water District Revenue COP, Capital Improvement Project, MBIA Insured,
  Pre-Refunded, 6.30%, 8/01/14 .......................................................................      3,000,000      3,275,700
 Tehachapi USD, COP, Tompkins Elementary School Project, Pre-Refunded, 7.80%, 2/01/21 ................      2,285,000      2,503,743
 Temecula Valley USD,
    Series D, FGIC Insured, 6.00%, 9/01/14 ...........................................................      1,250,000      1,355,175
    Series D, FGIC Insured, 6.125%, 9/01/19 ..........................................................      3,110,000      3,366,295
    Series E, FSA Insured, 6.35%, 9/01/19 ............................................................      5,460,000      6,160,300
 Thousand Oaks RDA,
    MFR, The Shadows Apartments, Refunding, Series A, FNMA Insured, 5.75%, 11/01/27 ..................      7,530,000      7,819,754
    Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding, MBIA Insured,
     5.375%, 12/01/25 ................................................................................     24,485,000     25,069,947
 Thousand Oaks SFHMR,
    Capital Appreciation, Series A, GNMA Secured, 8.00%, 9/01/23 .....................................        144,000        279,913
    Refunding, Series A, GNMA Secured, 7.45%, 9/01/10 ................................................        225,000        238,286
    Refunding, Series A, GNMA Secured, 7.55%, 9/01/15 ................................................        320,000        336,976
    Refunding, Series A, GNMA Secured, 7.625%, 3/01/23 ...............................................        895,000        914,592
 Torrance Hospital Revenue,
    Little Co. of Mary Hospital, Pre-Refunded, 6.875%, 7/01/15 .......................................      3,685,000      3,965,760
    Torrance Memorial Hospital Medical Center, Refunding, 6.75%, 1/01/12 .............................      2,000,000      2,041,600
 Torrance RDA, Tax Allocation, Industrial Redevelopment Project, Pre-Refunded,
  7.75%, 9/01/13 .....................................................................................      7,500,000      7,792,425
 Trabuco Canyon PFA, Special Tax Revenue, Refunding,
    Series A, FSA Insured, 6.00%, 10/01/10 ...........................................................     13,775,000     15,745,514
    Series A, FSA Insured, 6.10%, 10/01/15 ...........................................................     13,220,000     15,393,500
    Series C, FSA Insured, 6.00%, 7/01/12 ............................................................      3,040,000      3,503,965
    Series C, FSA Insured, 6.10%, 7/01/19 ............................................................      5,215,000      6,034,172
 Tracy Area Public Facilities Financing Agency Special Tax, CFD No. 8,
    Refunding, Series H, MBIA Insured, 5.875%, 10/01/19 ..............................................     18,250,000     20,140,518
    Series C, Pre-Refunded, 7.80%, 10/01/16 ..........................................................      5,000,000      5,426,600
 Tracy COP, I-205 Corridor Improvement and Refinancing Project, 5.125%, 10/01/27 .....................      6,695,000      6,720,910
 Travis USD, COP, Foxboro Elementary School Construction Project,
    ETM, 6.00%, 9/01/99 ..............................................................................        320,000        323,926
    ETM, 6.10%, 9/01/00 ..............................................................................        335,000        348,447
    ETM, 6.20%, 9/01/01 ..............................................................................        355,000        378,157
    ETM, 6.30%, 9/01/02 ..............................................................................        170,000        184,853
    Pre-Refunded, 6.40%, 9/01/03 .....................................................................        405,000        448,862
    Pre-Refunded, 6.50%, 9/01/04 .....................................................................        430,000        477,201
    Pre-Refunded, 6.60%, 9/01/05 .....................................................................        455,000        506,388
    Pre-Refunded, 6.70%, 9/01/06 .....................................................................        490,000        546,899
    Pre-Refunded, 7.00%, 9/01/12 .....................................................................      3,670,000      4,131,099
 Tri-Cities Municipal Water District COP, Special Districts Lease Program, Series T, Pre-Refunded,
  6.55%, 12/01/17 ....................................................................................      2,665,000      2,978,484
 Tri-City Hospital District Revenue, Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ..............      5,000,000      5,357,850
 Tri-Dam Power Authority Revenue, Hydroelectric Sand Bar Project, Refunding, 7.50%, 1/01/17 ..........     47,150,000     49,446,677

                                                                              51
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
    6.60%, 4/01/11 .............................................................................       $ 2,565,000       $ 2,750,886
    6.75%, 4/01/23 .............................................................................         4,000,000         4,284,280
 Truckee-Donner PUD, COP, Water System Improvement Project, MBIA Insured, Pre-Refunded,
  6.75%, 11/15/21 ..............................................................................           500,000           551,270
 Tulare County COP,
    Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 6.00%, 2/15/16 ..........         4,250,000         4,853,075
    Financing Project, Series B, Pre-Refunded, 6.875%, 11/15/12 ................................         1,100,000         1,240,173
 Tulare Local Health Care District Health Facilities Revenue, 5.20%, 12/01/21 ..................         4,455,000         4,396,328
 University of California COP, UCLA Center Chiller/Cogeneration Project, Refunding,
    5.50%, 11/01/17 ............................................................................        13,940,000        14,700,427
    5.60%, 11/01/20 ............................................................................        14,880,000        15,680,395
 University of California Revenues,
    Multi-Purpose Projects, Refunding, Series C, AMBAC Insured, 5.00%, 9/01/23 .................        17,545,000        17,373,234
    Multi-Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/22 .............................        40,575,000        40,241,474
    Multi-Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/27 .............................        82,440,000        81,449,896
    Research Facilities, Refunding, Series C, FSA Insured, 5.00%, 9/01/21 ......................         9,945,000         9,878,269
    Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ................................        26,780,000        30,426,633
    Research Facilities, Series D, FSA Insured, 5.00%, 9/01/24 .................................         7,885,000         7,806,229
    U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/20 ...................................        45,385,000        48,629,120
    U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/24 ...................................        15,500,000        16,627,625
 Upland COP,
    Refunding, Mortgage Insured, 5.50%, 1/01/07 ................................................         4,935,000         5,267,323
    San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ..................................        11,210,000        12,158,814
 Upland Housing Authority Revenue, Series 1990, Issue A, 7.85%, 7/01/20 ........................         4,440,000         4,560,457
 Vacaville COP, Pre-Refunded, 9.40%, 10/01/15 ..................................................        12,170,000        13,518,679
 Vacaville PFA Revenue, Local Agency, 8.65%, 9/02/18 ...........................................         5,935,000         6,154,476
 Vacaville Special Tax CFD No. 2, Nut Tree, Series A, Pre-Refunded,
    8.25%, 9/01/10 .............................................................................         1,885,000         1,980,871
    8.20%, 9/01/15 .............................................................................         1,000,000         1,050,660
 Val Verde USD, COP,
    Thomas Rivera Middle School, Pre-Refunded, 6.50%, 6/01/22 ..................................         7,315,000         8,163,028
    Vista Verde Project, Pre-Refunded, 6.95%, 6/01/21 ..........................................         2,785,000         3,040,190
 Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .................         2,480,000         2,497,583
 Vallejo Revenue,
    Golf Course Project, Series A, 7.90%, 6/01/17 ..............................................         6,000,000         6,372,120
    Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%, 5/01/26 ...............         6,500,000         7,139,080
 Vallejo USD, Special Tax Revenue, CFD No. 2,
    7.75%, 9/01/15 .............................................................................         2,300,000         2,357,063
    8.125%, 9/01/16 ............................................................................         5,100,000         5,367,495
 Victor Valley UHSD, COP, Pre-Refunded, 7.875%, 11/01/12 .......................................         5,100,000         5,559,000
 Victorville RDA, Tax Allocation, Bear Valley Road Redevelopment Project,
    Pre-Refunded, 7.50%, 11/01/06 ..............................................................         1,200,000         1,342,044
    Refunding, Series A, FSA Insured, 6.125%, 9/01/19 ..........................................         2,405,000         2,628,256
    Refunding, Series A, FSA Insured, 6.125%, 9/01/24 ..........................................         3,245,000         3,544,870
 Virgin Islands PFA Revenue, Senior Lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ......................................         7,000,000         7,017,640
    Refunding, Series A, 5.50%, 10/01/14 .......................................................         3,865,000         3,967,654

52
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                          PRINCIPAL
                                                                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment Project Area,
    MBIA Insured, 5.50%, 9/01/23 ...................................................................... $11,810,000    $12,358,929
    Series A, MBIA Insured, 5.125%, 9/01/28 ...........................................................   3,645,000      3,657,940
    Series B, MBIA Insured, 5.20%, 9/01/28 ............................................................   5,485,000      5,537,382
Vista Joint Powers Financing Authority Revenue,
    Lease, Refunding, MBIA Insured, 5.625%, 5/01/16 ...................................................   5,000,000      5,375,750
    Series A, 7.625%, 2/01/20 .........................................................................   3,675,000      3,829,901
Walnut Improvement Agency RMR, Series A, 10.25%, 5/01/17  .............................................      80,000         84,837
Walnut PFA Revenue, Tax Allocation, Improvement Project, Refunding, MBIA Insured,
  6.50%, 9/01/22 ......................................................................................   8,285,000      9,079,449
Washington Township Hospital District Revenue, AMBAC Insured, 5.25%, 7/01/23  .........................   5,000,000      5,073,900
Watsonville Insured Hospital Revenue, Watsonville Community Hospital, Series A, Pre-Refunded,
    6.30%, 7/01/15 ....................................................................................   3,990,000      4,594,804
    6.35%, 7/01/24 ....................................................................................   5,435,000      6,273,784
Watsonville RDA, GO, Tax Allocation, Watsonville Redevelopment Project, 6.30%, 8/01/06 ................   1,745,000      1,755,505
West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A, AMBAC Insured,
  5.50%, 8/01/22  .....................................................................................   4,000,000      4,200,000
West Covina RDA, Special Tax, CFD No. 1, Pre-Refunded, 7.80%, 9/01/22  ................................  23,000,000     23,901,370
West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25  ..........................................   6,250,000      6,178,063
West Sacramento Financing Authority Revenue, MBIA Insured, Pre-Refunded, 6.25%, 9/01/24 ...............  15,550,000     17,746,593
West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project, MBIA Insured,
  Pre-Refunded, 6.25%, 9/01/21 ........................................................................   4,725,000      5,125,869
Westminster RDAR, Tax Allocation, Commercial Redevelopment Project No. 1, Refunding, Series A,
  Pre-Refunded, 7.30%, 8/01/21 ........................................................................   6,455,000      7,138,520
Whittier CFD, Special Tax Revenue, Whitter Station Center, Series 1, Pre-Refunded,
  7.75%, 9/01/19 ......................................................................................   5,095,000      5,507,746
William S. Hart Joint School Financing Authority Special Tax Revenue, Community Facilities, Refunding,
  FSA Insured, 6.50%, 9/01/14 .........................................................................   4,000,000      4,575,360
William S. Hart UHSD, Special Tax Revenue, CFD No. 8, 7.75%, 9/01/14  .................................   1,210,000      1,257,178
                                                                                                                    --------------
TOTAL BONDS (COST $13,966,041,383)                                                                                  14,897,847,863
                                                                                                                    --------------

ZERO COUPON/STEP-UP BONDS  6.7%

Anaheim PFA Revenue, Lease Revenue, Public Improvements Project, Series C,
  FSA Insured, 9/01/33 ...............................................................................   15,000,000      2,514,000
Auburn USD, COP, Land Acquisition Program, Series A, FSA Insured, zero cpn. to 9/01/00,
  7.00% thereafter, 9/01/28 ..........................................................................    2,965,000      2,909,999
Baldwin Park RDA, Tax Allocation, San Gabriel, Refunding, Series A, ETM,
    02/01/00 .........................................................................................      550,000        536,091
    02/01/01 .........................................................................................      560,000        525,269
    02/01/02 .........................................................................................      565,000        509,517
    02/01/03 .........................................................................................      570,000        493,666
    02/01/04 .........................................................................................      575,000        476,658
    02/01/05 .........................................................................................      585,000        463,782
Burton Elementary School District COP, Loan Acquisition, Capital Appreciation, Series B, FSA Insured,
  zero cpn. to 9/01/00, 6.60% thereafter, 9/01/27 ....................................................      300,000        286,626
California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A,
  ETM, 10/01/11 ......................................................................................   13,970,000      7,670,229
California HFAR,
    Capital Appreciation, Series G, MBIA Insured, 02/01/30 ...........................................   72,660,000     12,515,685
    Home Mortgage, Capital Appreciation, Series A, 08/01/16 ..........................................      615,000         96,260
    Home Mortgage, Capital Appreciation, Series A, 08/01/23 ..........................................   15,940,000      2,467,671
    Home Mortgage, Series B, MBIA Insured, 02/01/30 ..................................................   58,000,000     10,960,260
    Home Mortgage, Series C, 08/01/21 ................................................................   23,310,000      4,251,511

                                                                              53
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                            PRINCIPAL
                                                                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON/STEP-UP BONDS (CONT.)

California Public School District Financing Authority Lease Revenue, Los Banos School,
   Series A, FSA Insured, zero coupon to 10/01/00, 6.20% thereafter, 10/01/23 ..........................   $   455,000   $   436,918
   Series B, FSA Insured, Pre-refunded, zero cpn. to 10/01/00, 6.20% thereafter, 10/01/23 ..............     4,535,000     4,615,179
California State GO,
   Principal Eagles II, Series 3, 03/01/09 .............................................................     7,500,000     4,873,950
   Principal Eagles II, Series 4, 06/01/06 .............................................................    10,000,000     7,469,900
   Principal Eagles II, Series 6, 03/01/09 .............................................................     5,000,000     3,249,300
   Principal M-Raes, Series 8, 04/01/09 ................................................................     9,000,000     5,827,590
California Statewide CDA Revenue, COP, Insured Hospital, Triad Health Care, Refunding, ETM,
   08/01/09 ............................................................................................     6,450,000     4,137,095
   08/01/10 ............................................................................................     6,745,000     4,121,195
   08/01/11 ............................................................................................     3,115,000     1,800,377
Campbell USD, Series B, FGIC Insured,
   08/01/20 ............................................................................................     5,000,000     1,684,100
   08/01/21 ............................................................................................     6,280,000     2,005,581
Chino USD, COP, Land Acquisition,
   Series A, FSA Insured, zero cpn. to 9/01/99, 6.60% thereafter, 9/01/14 ..............................     1,265,000     1,317,384
   Series A, FSA Insured, zero cpn. to 9/01/99, 6.70% thereafter, 9/01/29 ..............................     7,105,000     7,311,258
   Series B, FSA Insured, zero cpn. to 9/01/02, 6.60% thereafter, 9/01/14 ..............................     1,580,000     1,366,747
   Series B, FSA Insured, zero cpn. to 9/01/02, 6.70% thereafter, 9/01/29 ..............................     4,780,000     4,068,019
Contra Costa County COP, Merrithew Memorial Hospital Project, ETM,11/01/15 .............................     6,810,000     3,073,285
Contra Costa Home Mortgage Finance Authority HMR, Mandatory Sinking Fund -
   3/01/07, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................    10,770,000     2,389,648
   3/01/08, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     9,635,000     2,276,558
   3/01/09, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     8,615,000     2,149,615
   3/01/10, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     7,700,000     2,040,423
   9/01/07, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     5,890,000     1,353,286
   9/01/08, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     8,095,000     1,979,875
   9/01/09, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     7,135,000     1,841,544
   9/01/10, MBIA Insured, Pre-Refunded, 09/01/17 .......................................................     6,275,000     1,719,413
Contra Costa School Financing Authority Revenue, Capital Appreciation,
   Antioch USD Community, Series B, 09/01/07 ...........................................................     1,785,000     1,126,835
   Vista USD, Series A, FSA Insured, Pre-Refunded, 09/01/03 ............................................     1,000,000       844,580
   Vista USD, Series A, FSA Insured, Pre-Refunded, 09/01/17 ............................................     3,820,000     1,225,380
Desert Sands USD, COP, Capital Projects, FSA Insured, zero cpn. to 3/01/01, 6.45% thereafter, 3/01/20 ..     6,820,000     6,264,784
Elk Grove USD, Special Tax, Capital Appreciation, CFD 1,
   12/01/21 ............................................................................................     4,195,000     1,288,326
   12/01/26 ............................................................................................     6,355,000     1,491,900
   12/01/27 ............................................................................................     6,355,000     1,415,703
   MBIA Insured, 12/01/19 ..............................................................................     2,775,000       953,490
   MBIA Insured, 12/01/20 ..............................................................................     2,765,000       896,441
   MBIA Insured, 12/01/22 ..............................................................................     4,195,000     1,220,074
   MBIA Insured, 12/01/23 ..............................................................................     4,195,000     1,155,261
   MBIA Insured, 12/01/24 ..............................................................................     4,200,000     1,097,670
   MBIA Insured, 12/01/25 ..............................................................................     6,355,000     1,572,163
   MBIA Insured, 12/01/28 ..............................................................................     6,355,000     1,343,447
Fontana USD, Series D, FGIC Insured, zero cpn. to 5/01/00, 5.80% thereafter, 5/01/17 ...................     5,000,000     4,991,400



54
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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON/STEP-UP BONDS (CONT.)

Foothill/Eastern Corridor Agency, Toll Road Revenue, Senior Lien, Series A,
    01/01/09 ...................................................................................       $10,000,000       $ 8,212,600
    01/01/12 ...................................................................................         8,000,000         6,819,440
    01/01/14 ...................................................................................         5,500,000         4,824,160
    01/01/25 ...................................................................................        20,660,000         5,242,888
    01/01/26 ...................................................................................        23,475,000         5,648,085
    01/01/27 ...................................................................................        10,000,000         2,281,200
    01/01/29 ...................................................................................        18,000,000         3,691,080
Los Angeles Convention and Exhibition Center Authority COP,
  Series 1985, ETM, 12/01/05 ...................................................................        26,750,000        20,513,773
Los Angeles County Transportation Commission Sales Tax Revenue, Capital Appreciation,
  Refunding, Series A,
    7/1/03 .....................................................................................         4,895,000         3,765,332
    MBIA Insured, 07/01/04 .....................................................................         4,895,000         3,498,065
Los Angeles HMR, Series A, GNMA Secured, 8/25/16  ..............................................         1,415,000           333,162
Los Banos USD, COP, Series B, MBIA Insured, 8/01/16  ...........................................         5,000,000         4,578,450
Monterey Park CRDA, Tax Allocation, Project No. 1, Pre-Refunded, 5/01/14  ......................        38,500,000        11,796,015
Orange County COP, Pre-Refunded,
    06/01/01 ...................................................................................         3,280,000         2,958,626
    06/01/02 ...................................................................................         3,280,000         2,744,638
    06/01/03 ...................................................................................         3,280,000         2,543,673
    06/01/04 ...................................................................................         3,280,000         2,360,846
    06/01/10 ...................................................................................         4,715,000         2,146,315
    06/01/11 ...................................................................................         4,715,000         1,990,154
    06/01/12 ...................................................................................         4,715,000         1,845,357
Palmdale CRDA, Tax Allocation, Merged Project, Subordinated Lien, AMBAC Insured,
  zero cpn. to 12/01/04,  5.50% thereafter, 12/01/29 ...........................................         3,255,000         2,555,631
Paramount USD, COP, Land Acquisition, Series B, FSA Insured, zero cpn. to 9/01/01,
    6.85% thereafter, 9/01/14 ..................................................................         1,695,000         1,510,974
    7.00% thereafter, 9/01/29 ..................................................................         7,675,000         6,861,604
Pasadena Special Tax CFD, No. 1 Civic Center West, Pre-Refunded, 12/01/17 ......................         4,090,000         1,364,260
Perris SFMR, ETM, Series A, GNMA Secured, 6/01/23 ..............................................        19,095,000         5,284,732
Placer Hills Union Elementary School District COP, Series B,
  zero cpn. to 3/01/00, 7.125% thereafter, 3/01/19 .............................................           510,000           520,169
Placer Union High School District COP, Capital Appreciation, Series A, 3/01/19 .................         2,095,000         2,136,774
Porterville UHSD, COP, Capital Appreciation, Land Acquisition,
  Series A, FSA Insured, 9/01/27 ...............................................................         1,325,000         1,412,901
Rancho Water District Financing Authority Revenue, AMBAC Insured,
    08/15/16 ...................................................................................         8,605,000         3,676,142
    08/15/17 ...................................................................................        13,605,000         5,484,992
    08/15/18 ...................................................................................        13,605,000         5,132,214
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
  MBIA Insured, 6/01/24 ........................................................................        13,005,000         3,531,898
Riverside County Board of Education COP, Capital Appreciation Financing Projects,
  Series A, 11/01/05 ...........................................................................         1,250,000           951,313
Riverside County SFMR, Capital Appreciation Mortgage,
    Series A, GNMA Secured, ETM, 9/01/14 .......................................................        20,220,000         9,060,784
    Series A, GNMA Secured, ETM, 11/01/20 ......................................................        25,055,000         7,889,067
    Series B, GNMA Secured, ETM, 6/01/23 .......................................................        26,160,000         7,240,040
Rocklin USD, GO, Capital Appreciation, Series A, FGIC Insured,
    09/01/08 ...................................................................................         3,660,000         2,462,336
    09/01/09 ...................................................................................         4,100,000         2,617,725

                                                                              55
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                            PRINCIPAL
                                                                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON/STEP-UP BONDS (CONT.)
 Rocklin USD, GO, Capital Appreciation, Series A, FGIC Insured, (cont.)
    09/01/10 ...........................................................................................   $ 4,595,000   $ 2,763,292
    09/01/11 ...........................................................................................     5,145,000     2,923,386
    09/01/12 ...........................................................................................     5,760,000     3,094,442
    09/01/16 ...........................................................................................    33,960,000    14,476,466
 Roseville City School District GO, Capital Appreciation, Series A,
    08/01/11 ...........................................................................................     3,115,000     1,755,424
    08/01/17 ...........................................................................................    30,770,000    12,104,915
 Roseville Joint UHSD, Capital Appreciation, Series A,
    08/01/10 ...........................................................................................     1,820,000     1,086,464
    08/01/11 ...........................................................................................     1,965,000     1,107,353
    08/01/17 ...........................................................................................    18,155,000     7,136,001
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center, Capital Appreciation,
    07/01/05 ...........................................................................................    12,820,000     9,790,631
    07/01/06 ...........................................................................................    11,320,000     8,220,921
    07/01/07 ...........................................................................................     4,570,000     3,149,870
    07/01/08 ...........................................................................................     7,785,000     5,087,183
    Pre-Refunded, 7/01/16 ..............................................................................    16,300,000     4,944,765
    Pre-Refunded, 7/01/17 ..............................................................................    16,300,000     4,549,818
    Pre-Refunded, 7/01/18 ..............................................................................    16,300,000     4,186,491
    Zero cpn. to 7/01/02, 8.50% thereafter, 7/01/14 ....................................................    46,000,000    43,276,800
 San Francisco City and County SFMR, Series 1985, 10/01/18 .............................................     2,905,000       404,346
 San Gabriel USD, COP, Facilities Development Program, Series B, FSA Insured, zero cpn. to 9/01/02,
  6.75% thereafter, 9/01/29 ............................................................................     2,250,000     1,888,897
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Senior Lien,
    ETM, 1/01/25 .......................................................................................     5,700,000     1,559,520
    ETM, 1/01/28 .......................................................................................    33,545,000     7,891,125
    ETM, 1/01/29 .......................................................................................    37,050,000     8,287,343
    Pre-Refunded, zero cpn. to 1/01/02, 7.50% thereafter, 1/01/09 ......................................    21,585,000    22,732,026
    Pre-Refunded, zero cpn. to 1/01/02, 7.55% thereafter, 1/01/10 ......................................    10,745,000    11,237,980
    Pre-Refunded, zero cpn. to 1/01/02, 7.60% thereafter, 1/01/11 ......................................    25,935,000    27,247,051
    Pre-Refunded, zero cpn. to 1/01/02, 7.65% thereafter, 1/01/12 ......................................    25,215,000    26,508,781
    Pre-Refunded, zero cpn. to 1/01/02, 7.65% thereafter, 1/01/13 ......................................    27,350,000    28,928,641
    Pre-Refunded, zero cpn. to 1/01/02, 7.705% thereafter, 1/01/14 .....................................     7,470,000     7,930,600
    Pre-Refunded, zero cpn. to 1/01/02, 7.705% thereafter, 1/01/15 .....................................    60,155,000    63,961,006
    Refunding, Series A, 1/15/16 .......................................................................    19,500,000    13,693,094
    Refunding, Series A, 1/15/17 .......................................................................    17,000,000    11,927,880
    Refunding, Series A, 1/15/18 .......................................................................    60,000,000    42,220,800
    Refunding, Series A, 1/15/19 .......................................................................    57,000,000    40,063,020
    Refunding, Series A, 1/15/20 .......................................................................    80,000,000    55,903,200
    Refunding, Series A, 1/15/23 .......................................................................    80,000,000    56,033,600
    Refunding, Series A, 1/15/24 .......................................................................    80,000,000    55,125,600
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
  Senior Lien, Refunding, Series A, 1/15/22 ............................................................    90,000,000    62,913,600
 Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 8/01/27 .......................    20,000,000    15,580,600
 Simi Valley SFRMR, Series A, 9/01/25 ..................................................................     1,310,000       166,382
 Southern California Public Power Authority Power Project Revenue, Refunding, Series A, AMBAC Insured,
  07/01/11 .............................................................................................    12,000,000     6,870,360

56
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
    Southern California Public Power Authority Power Project Revenue, Refunding,
     Series A, AMBAC Insured, (cont.)
       07/01/12 ............................................................................     $     16,890,000      $   9,144,076
       07/01/13 ............................................................................           16,000,000          8,178,400
    Stockton East Water District COP, Refunding, Series A, AMBAC Insured, 4/01/16 ..........          103,885,000         42,300,932
                                                                                                                    ----------------

    TOTAL ZERO COUPON/STEP-UP BONDS (COST $895,790,270) ....................................                           1,072,513,415
                                                                                                                    ----------------
    TOTAL LONG TERM INVESTMENTS (COST $14,861,831,653) .....................................                          15,970,361,278
                                                                                                                    ----------------


 (b)SHORT-TERM INVESTMENTS .5%
    California State Economic Development Financing Authority Revenue,
     California Independent System Project,
       Series A, Daily VRDN and Put, 2.95%, 4/01/08 ........................................           15,400,000         15,400,000
       Series C, Daily VRDN and Put, 3.25%, 4/01/08 ........................................            7,100,000          7,100,000
    Irvine 1915 Act,
       AD No. 87-8, Daily VRDN and Put, 3.00%, 9/02/24 .....................................            3,200,000          3,200,000
       AD No. 97-13, Daily VRDN and Put, 3.00%, 9/02/23 ....................................            4,300,000          4,300,000
    Irvine Ranch Water District,
       COP, DATES-Capital Improvement Project, Daily VRDN and Put, 3.0%, 08/01/16 ..........           12,400,000         12,400,000
       Consolidated Bonds, Refunding, Series B, Daily VRDN and Put, 3.0%, 10/01/09 .........            6,400,000          6,400,000
       Refunding, Series A, Daily VRDN and Put, 2.90%, 5/01/09 .............................            5,000,000          5,000,000
    Orange County Sanitation Districts, COP, Adjustment nos. 1,2,3,6,7 & 11,
     Series C, FGIC Insured, Daily VRDN and Put, 3.0%, 8/01/17 .............................           16,600,000         16,600,000
                                                                                                                    ----------------
    TOTAL SHORT-TERM INVESTMENTS (COST $70,400,000) ........................................                              70,400,000
                                                                                                                    ----------------
    TOTAL INVESTMENTS (COST $14,932,231,653) 100.4% ........................................                          16,040,761,278
    OTHER ASSETS, LESS LIABILITIES (.4%) ...................................................                            (58,839,306)
                                                                                                                    ----------------
    NET ASSETS 100.0% ......................................................................                        $ 15,981,921,972
                                                                                                                    ================



See glossary of terms on page 58.

(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements
                                                                              57
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

GLOSSARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co. (Acquired by MBIA in 1989 and no longer does business under this name)
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
CSAC     - County Supervisors Association of California
DATES    - Demand Adjustable Tax-Exempt Securities
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance (some of the securities shown as FSA Insured were originally insured by Capital
           Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFR      - Home Financial Revenue
HMR      - Home Mortgage Revenue
ID       - Improvement District
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
MUD      - Municipal Utility District
PCFA     - Pollution Control Financing Authority
PUD      - Public Utility District
RDA      - Redevelopment Authority/Agency
RMR      - Residential Mortgage Revenue
RRMR     - Residential Rental Mortgage Revenue
SF       - Single Family
SFHMR    - Single Family Home Mortgage Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFRMR    - Single Family Residential Mortgage Revenue
UHSD     - Unified High School District
USD      - Unified School District
VRDN     - Variable Rate Demand Notes

58
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $ 14,932,231,653) ...................................................     $16,040,761,278
 Cash ..........................................................................................................           6,704,461
 Receivables:
  Capital shares sold ..........................................................................................          10,699,745
  Interest .....................................................................................................         217,218,580
                                                                                                                      --------------
     Total assets ..............................................................................................      16,275,384,064
                                                                                                                      --------------

Liabilities:
 Payables:
  Investment securities purchased ..............................................................................         250,850,527
  Capital shares redeemed ......................................................................................          17,671,783
  Affiliates ...................................................................................................           8,786,793
  Shareholders .................................................................................................          15,630,055
 Other liabilities .............................................................................................             522,934
                                                                                                                     ---------------
     Total liabilities .........................................................................................         293,462,092
                                                                                                                     ---------------
     Net assets, at value ......................................................................................     $15,981,921,972
                                                                                                                     ===============
Net assets consist of:
 Undistributed net investment income ...........................................................................     $     1,496,555
 Net unrealized appreciation ...................................................................................       1,108,529,625
 Accumulated net realized gain .................................................................................          10,706,658
 Capital shares ................................................................................................      14,861,189,134
                                                                                                                     ---------------
     Net assets, at value ......................................................................................     $15,981,921,972
                                                                                                                     ===============
Class A:
 Net asset value per share ($15,473,713,016 / 2,090,940,996 shares outstanding)* ...............................     $          7.40
                                                                                                                     ===============
 Maximum offering price per share ($7.40 / 95.75%) .............................................................     $          7.73
                                                                                                                     ===============
Class B:
 Net asset value and the maximum offering price per share ($43,673,584 / 5,906,718 shares outstanding)* ........     $          7.39
                                                                                                                     ===============
Class C:
 Net asset value per share ($464,535,373 / 62,836,474 shares outstanding)* .....................................     $          7.39
                                                                                                                     ===============
 Maximum offering price per share ($7.39 / 99.00%) .............................................................     $          7.46
                                                                                                                     ===============

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.                     59
Page



FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment income:
 Interest ..............................................................................................                $904,341,495
                                                                                                                        ------------
Expenses:
 Management fees (Note 3) ..............................................................................  $ 69,665,022
 Distribution fees (Note 3)
  Class A ..............................................................................................    11,781,079
  Class B ..............................................................................................        32,918
  Class C ..............................................................................................     2,512,913
 Transfer agent fees (Note 3) ..........................................................................     3,806,973
 Custodian fees ........................................................................................       156,989
 Reports to shareholders ...............................................................................     1,222,046
 Registration and filing fees ..........................................................................       565,424
 Professional fees .....................................................................................       297,710
 Directors' fees and expenses ..........................................................................       110,865
 Other .................................................................................................       435,267
                                                                                                          ------------
     Total expenses ....................................................................................                  90,587,206
                                                                                                                        ------------
     Net investment income .............................................................................                 813,754,289
                                                                                                                        ------------
 Realized and unrealized gains:
  Net realized gain from investments ...................................................................                  46,041,024
  Net unrealized appreciation on investments ...........................................................                 112,383,811
                                                                                                                        ------------
Net realized and unrealized gain .......................................................................                 158,424,835
                                                                                                                        ------------
Net increase in net assets resulting from operations ...................................................                $972,179,124
                                                                                                                        ============




                       See notes to financial statements.
60



Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                                               1999                       1998
                                                                                        --------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................          $    813,754,289           $    827,310,972
  Net realized gain from investments .........................................                46,041,024                 54,982,842
  Net unrealized appreciation on investments .................................               112,383,811                502,882,454
                                                                                       --------------------------------------------
       Net increase in net assets resulting from operations ..................               972,179,124              1,385,176,268
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................              (797,790,042)              (832,455,264)
   Class B ...................................................................                  (158,483)                        --
   Class C ...................................................................               (17,577,963)               (10,853,571)
  Net realized gains:
   Class A ...................................................................               (49,417,902)               (27,207,459)
   Class B ...................................................................                        --                         --
   Class C ...................................................................                (1,251,012)                  (441,532)
                                                                                       --------------------------------------------
 Total distributions to shareholders .........................................              (866,195,402)              (870,957,826)
 Capital share transactions: (Note 2)
  Class A ....................................................................               602,614,722                626,244,984
  Class B ....................................................................                43,693,388                         --
  Class C ....................................................................               166,346,589                150,768,626
                                                                                       --------------------------------------------
 Total capital share transactions ............................................               812,654,699                777,013,610
                                                                                       --------------------------------------------
       Net increase in net assets ............................................               918,638,421              1,291,232,052
Net assets:
 Beginning of year ...........................................................            15,063,283,551             13,772,051,499
                                                                                       --------------------------------------------
 End of year .................................................................          $ 15,981,921,972           $ 15,063,283,551
                                                                                       ============================================
Undistributed net investment income included in net assets:
 End of year .................................................................          $      1,496,555           $      3,268,754
                                                                                       ============================================

                       See notes to financial statements.

                                                                              61

Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Effective January 1, 1999, Class I and II were renamed Class A and Class C, respectively, and the fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

62
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Notes to Financial Statements (continued)


2. CAPITAL STOCK (CONT.)

At March 31, 1999, there were five billion shares authorized ($0.01 par value) for each class. Transactions in the Fund's shares were as follows:

                                                                                       YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------------------
                                                                            1999                                   1998
                                                              ----------------------------------------------------------------------
                                                                   SHARES          AMOUNT             SHARES             AMOUNT
CLASS A SHARES:
 Shares sold ...........................................       474,619,393    $ 3,502,952,552        435,975,245    $ 3,167,627,218
 Shares issued in reinvestment of distributions ........        48,948,394        360,693,105         48,924,195        354,022,741
 Shares redeemed .......................................      (441,485,023)    (3,261,030,935)      (398,224,177)    (2,895,404,975)
                                                              ----------------------------------------------------------------------
 Net increase ..........................................        82,082,764    $   602,614,722         86,675,263    $   626,244,984
                                                              ======================================================================
CLASS B SHARES:
 Shares sold ...........................................         5,987,954    $    44,294,143
 Shares issued in reinvestment of distributions ........            14,890            109,834
 Shares redeemed .......................................           (96,126)          (710,589)
                                                              -------------------------------
 Net increase ..........................................         5,906,718    $    43,693,388
                                                              ===============================
CLASS C SHARES:
 Shares sold ...........................................        28,413,185    $   209,666,423         23,451,084    $   170,412,078
 Shares issued in reinvestment of distributions ........         1,696,053         12,497,405          1,033,021          7,489,380
 Shares redeemed .......................................        (7,568,825)       (55,817,239)        (3,729,715)       (27,132,832)
                                                              ----------------------------------------------------------------------
 Net increase ..........................................        22,540,413    $   166,346,589         20,754,390    $   150,768,626
                                                              ======================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

  ANNUALIZED
   FEE RATE    MONTH-END NET ASSETS
-----------------------------------------------------------------------
    .625%    First $100 million
    .50%     Over $100 million, up to and including $250 million
    .45%     Over $250 million, up to and including $10 billion
    .44%     Over $10 billion, up to and including $12.5 billion
    .42%     Over $12.5 billion, up to and including $15 billion
    .40%     Over $15 billion, up to and including $17.5 billion

                                                                              63
Page
FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $17.5 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65% and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $6,639,476 and $378,970, respectively.

The Fund paid transfer agent fees of $3,806,973 of which $3,474,833 was paid to Investor Services.

Included in professional fees are legal fees of $53,646 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At March 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $14,932,448,609 was as follows:

      Unrealized appreciation .......................           $ 1,114,745,345
      Unrealized depreciation .......................                (6,432,676)
                                                                ---------------
      Net unrealized appreciation ...................           $ 1,108,312,669
                                                                ===============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $3,695,222,565 and $2,866,718,042, respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of California. Such concentration may subject the Fund more significantly to economic changes occurring within that state.



64

Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund, Inc. (the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
May 5, 1999


                                                                              65

Page

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
TAX INFORMATION


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $45,809,078 as a capital gain dividend for the fiscal year ended March 31, 1999.

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 1999.

66
Page